PROSPECTUS MAY 1, 2011

AXA PREMIER VIP TRUST

Class A and Class B Shares

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(128841)

Table of

2

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO – CLASS A AND B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Aggressive Equity Portfolio	Class A Shares	Class B Shares
Management Fee	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.77%	1.02%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$79	$246	$428	$954
Class B Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000 Growth Index at the time of investment (market capitalization range of approximately $24.2 million to $368.7 billion as of December 31, 2010). The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that the sub-advisers believe provide opportunities for capital growth. The size of companies in the Russell 3000 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000 Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion utilizes a stratified sampling construction process in which the Index Allocation Portion invests in a subset of the companies represented in the Russell 3000 Growth Index based on the sub-adviser’s

3

analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by a sub-adviser to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulating regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation

4

procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
18.20% (2001 4th Quarter)	–25.44% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Aggressive Equity Portfolio — Class A Shares	17.92%	0.42%	–0.85%
Multimanager Aggressive Equity Portfolio — Class B Shares	17.63%	0.17%	–1.10%
Russell 3000 Growth Index	17.64%	3.88%	0.30%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager	December 2009
Catherine Wood	Senior Vice President	December 2001

Sub-adviser: ClearBridge Advisors, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Richard Freeman	Managing Director and Senior Portfolio Manager	January 2007
Evan Bauman	Managing Director and Portfolio Manager	January 2007

Sub-adviser: Goodman & Co. NY Ltd.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President	September 2010

Sub-adviser: Legg Mason Capital Management, Inc.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Robert G. Hagstrom, Jr.	Senior Vice President	June 2005

5

Sub-adviser: Marsico Capital Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer	January 2001
A. Douglas Rao	Portfolio Manager and Senior Analyst	May 2010
Coralie Witter, CFA	Portfolio Manager and Senior Analyst	May 2011

Sub-adviser: T. Rowe Price Associates, Inc.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Robert W. Sharps	Vice President	September 2010

Sub-adviser: Westfield Capital Management Company, L.P.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer	September 2010
Ethan J. Meyers	Partner and Senior Security Analyst	May 2011
John M. Montgomery	Partner and Portfolio Strategist	May 2011
Matthew W. Strobeck	Partner and Senior Security Analyst	May 2011
D. Hamlen Thompson	Partner and Senior Security Analyst	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6

MULTIMANAGER CORE BOND PORTFOLIO – CLASS A AND B SHARES

Investment Objective: Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Core Bond Portfolio	Class A Shares	Class B Shares
Management Fee	0.52%	0.52%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.69%	0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$70	$221	$384	$859
Class B Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 492% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The Portfolio invests primarily in U.S. government and corporate debt securities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays Capital Intermediate U.S. Government/Credit Index (“Government/Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Government Credit Index covers U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Generally, the Index Allocated Portion uses a sampling technique. The Index Allocated Portion also may invest in

7

other investments, such as futures and options contracts, that provide comparable exposure as the relevant index without buying the underlying securities comprising the index.

The Manager, in its discretion, may reallocate the assets of the Index Allocated Portion to invest in one or more other portfolios also managed by the Manager (the “Underlying Portfolios”). The Underlying Portfolios are fixed-income securities portfolios that (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. At that time, should the Manager reallocate the assets of the Index Allocated Portion to Underlying Portfolios, that portion of the Portfolio will no longer be referred to as the Index Allocated Portion.

The Active Allocated Portions may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portions’ investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions may engage in active and frequent trading to achieve the Portfolio’s investment objective. Securities are purchased for the Active Allocated Portions when the sub-advisers determine that they have the potential for above-average total return. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The Portfolio may purchase bonds of any maturity, but generally the Portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and have a comparable duration of that of the Barclays Capital Intermediate U.S. Government/Credit Index (approximately 3.92 years as of December 27, 2010). The Portfolio also may use financial instruments such as futures and options to manage duration. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while bond portfolios with a high (long) duration are more sensitive. The Portfolio may invest up to 50% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over

8

short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

New Fund Risk — Certain Underlying Portfolios may be relatively new portfolios with limited operating history. Such Underlying Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Underlying Portfolios will grow to or maintain an economically viable size, which could result in an Underlying Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

•

Risks of Investing in Other Investment Companies — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•

Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

9

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance. The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Effective as of February 15, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
4.34% (2009 3rd Quarter)	–2.37% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Core Bond Portfolio — Class A Shares	6.60%	5.64%	5.19%
Multimanager Core Bond Portfolio — Class B Shares	6.33%	5.38%	4.93%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.14%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.55%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Sub-adviser: BlackRock Financial Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Matthew Marra	Portfolio Manager and Managing Director	June 2002
Brian Weinstein	Managing Director	July 2010

Sub-adviser: Pacific Investment Management Company LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Saumil H. Parikh	Managing Director and Portfolio Manager	January 2011

Sub-adviser: SSgA Funds Management, Inc. (“SSgA”)

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
John Kirby	Managing Director	February 2009
Mike Brunnell	Vice President	February 2009

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager International Equity Portfolio	Class A Shares	Class B Shares
Management Fee	0.83%	0.83%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.04%	1.29%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$106	$331	$574	$1,271
Class B Shares	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Portfolio does not limit its investment to issuers within a specific market capitalization range. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Morgan Stanley Capital International (“MSCI”) EAFE Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as

11

futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion invests primarily in equity securities of foreign companies that, in the view of the sub-adviser, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades including foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

12

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
25.14% (2009 2nd Quarter)	–24.34% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager International Equity Portfolio — Class A Shares	7.32%	0.91%	4.82%
Multimanager International Equity Portfolio — Class B Shares	6.95%	0.65%	4.57%
MSCI EAFE Index	7.75%	2.46%	6.72%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Sharon Fay	Senior Vice President	May 2006
Kevin Simms	Co-Chief Investment Officer-International Value Equities	May 2004
Eric Franco	Senior Portfolio Manager	May 2009
Henry D’Auria	Co-Chief Investment Officer-International Value Equities	May 2004

13

Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	May 2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	May 2011
Edward Corallo	Managing Director	May 2010

Sub-adviser: JPMorgan Investment Management Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Howard Williams	Managing Director	December 2004
James Fisher	Managing Director	December 2004

Sub-adviser: Marsico Capital Management, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
James G. Gendelman	Portfolio Manager	June 2003
Munish Malhotra, CFA	Portfolio Manager	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO – CLASS A AND B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Large Cap Core Equity Portfolio	Class A Shares	Class B Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$92	$287	$498	$1,108
Class B Shares	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Standard & Poor’s (“S&P”) 500 Index at the time of investment (market capitalization range of approximately $1.3 billion to $368.7 billion as of December 31, 2010). In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the S&P 500 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other

15

instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion invests primarily in equity securities of companies that, in the view of the sub-adviser, have either above average growth prospects, or are selling at reasonable valuations, or both. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

16

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
18.97% (2009 2nd Quarter)	–21.26% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Large Cap Core Equity Portfolio — Class A Shares	11.84%	1.53%	2.66%
Multimanager Large Cap Core Equity Portfolio — Class B Shares	11.56%	1.28%	2.40%
S&P 500 Index	15.06%	2.29%	3.01%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager	December 2009
Joseph Gerard Paul	Co-Chief Investment Officer-US Value Equities	October 2009
Chris Marx	Senior Portfolio Manager	May 2005
John D. Phillips	Senior Portfolio Manager	May 2005
David Yuen	Co-Chief Investment Officer and Director of Research-US Value Equities	May 2009

Sub-adviser: Janus Capital Management, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
E. Marc Pinto	Portfolio Manager and Vice President	December 2001

Sub-adviser: Thornburg Investment Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Connor Browne	Co-Portfolio Manager and Managing Director	December 2001
Ed Maran	Co-Portfolio Manager and Managing Director	December 2002

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

17

MULTIMANAGER LARGE CAP VALUE PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Large Cap Value Portfolio	Class A Shares	Class B Shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.91%	1.16%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$93	$290	$504	$1,120
Class B Shares	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $231.9 million to $368.7 billion as of December 31, 2010). In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the Russell 1000 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the Index. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

18

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the sub-adviser, are currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Investment Style Risk — An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

19

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
16.77% (2009 2nd Quarter)	–21.20% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Large Cap Value Portfolio — Class A Shares	13.39%	1.71%	3.94%
Multimanager Large Cap Value Portfolio — Class B Shares	13.11%	1.45%	3.68%
Russell 1000 Value Index	15.51%	1.28%	4.29%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager	December 2009
Joseph Gerard Paul	Co-Chief Investment Officer-US Value Equities	October 2009
Chris Marx	Senior Portfolio Manager	January 2007
John D. Phillips	Senior Portfolio Manager	January 2007
David Yuen	Director of Research	May 2009

Sub-adviser: Institutional Capital LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer	December 2001
Thomas R. Wenzel	Senior Executive Vice President and Director of Research	December 2001

Sub-adviser: MFS Investment Management

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Nevin P. Chitkara	Investment Officer and Portfolio Manager	May 2006
Steven R. Gorham	Investment Officer and Portfolio Manager	2002

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for

20

distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

21

MULTIMANAGER MID CAP GROWTH PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Growth Portfolio	Class A Shares	Class B Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108	$337	$585	$1,294
Class B Shares	$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this portfolio, mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment (as of December 31, 2010, the market capitalization of companies included in this index ranged from approximately $24.2 million to $5.2 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the Russell 2500 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the Index. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500 Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index

22

Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the sub-adviser, are either in or entering into the growth phase of their business cycle. These sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Investment Style Risk — An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Mid Cap Company Risk — The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

23

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
20.36% (2003 2nd Quarter)	–27.15% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Mid Cap Growth Portfolio — Class A Shares	27.10%	4.73%	3.46%
Multimanager Mid Cap Growth Portfolio — Class B Shares	26.98%	4.49%	3.21%
Russell 2500 Growth Index	28.86%	5.63%	6.01%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Bruce Aronow	Senior Vice President and Portfolio Manager/Research Analyst	December 2001
N. Kumar Kirpalani	Investment Professional	December 2001
Samantha S. Lau	Investment Professional	December 2001
Wen-Tse Tseng	Vice President and Portfolio Analyst/Manager	May 2006

Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	May 2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	May 2011
Edward Corallo	Managing Director	May 2010

Sub-adviser: Franklin Advisers, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Edward B. Jamieson	President, Chief Investment Officer- Franklin Equity Group and Portfolio Manager	May 2003
Michael McCarthy	Senior Vice President, Director of Research and Portfolio Manager	May 2003

Sub-adviser: Wellington Management Company, LLP

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Stephen Mortimer	Senior Vice President and Equity Portfolio Manager	July 2008
Michael T. Carmen, CFA	Senior Vice President and Equity Portfolio Manager	May 2010

24

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

25

MULTIMANAGER MID CAP VALUE PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Value Portfolio	Class A Shares	Class B Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.04%	1.29%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$106	$331	$574	$1,271
Class B Shares	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell Midcap Index at the time of investment (as of December 31, 2010, the market capitalization of the companies in the Russell 2500 Index was between $24.2 million and $9.7 billion and the market capitalization of the companies in the Russell Midcap Index was between $231.9 million and $38.7 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion

26

uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the sub-adviser, are currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Investment Style Risk — An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Mid Cap Company Risk — The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

27

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
22.65% (2009 2nd Quarter)	–22.50% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Mid Cap Value Portfolio — Class A Shares	25.19%	6.07%	6.49%
Multimanager Mid Cap Value Portfolio — Class B Shares	24.86%	5.81%	6.22%
Russell 2500 Value Index	24.82%	3.85%	8.40%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	2011
Edward Corallo	Managing Director	May 2010

Sub-adviser: Diamond Hill Capital Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Chris Welch, CFA	Portfolio Manager	January 2011
Tom Schindler, CFA	Assistant Portfolio Manager	January 2011
Chris Bingaman, CFA	Assistant Portfolio Manager	January 2011

Sub-adviser: Knightsbridge Asset Management, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
John Prichard, CFA	Principal and Portfolio Manager	January 2011

Sub-adviser: Tradewinds Global Investors, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
David B. Iben, CFA	Chief Investment Officer, Co-President and Executive Managing Director	December 2008

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests

28

will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

29

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO – CLASS A AND B SHARES

Investment Objective: Seeks to achieve high total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Multi-Sector Bond Portfolio	Class A Shares	Class B Shares
Management Fee	0.52%	0.52%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$72	$224	$390	$871
Class B Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 261% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities.

Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, are determined to be of comparable quality by a sub-adviser. Junk bonds generally involve greater volatility of price and risk to principal and income than higher quality fixed income securities, and may be illiquid. The Portfolio may invest up to 20% of its total assets in junk bonds. In the event that any securities held by the Portfolio fall below these ratings after the time of purchase, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. The allocation percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 30% of the portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved

30

by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays Capital Intermediate U.S. Government/Credit Index (“Government/Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Government/Credit Index covers U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Generally, the Index Allocated Portion uses a sampling technique. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the relevant index without buying the underlying securities comprising the index.

The Active Allocated Portions invest primarily in debt securities of U.S. issuers. The Active Allocated Portions may invest, to a limited extent, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and have a comparable duration of that of the Barclays Capital Intermediate U.S. Government/Credit Index (approximately 3.92 years as of December 27, 2010). The portfolio also may use financial instruments such as futures and options to manage duration. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive. The Portfolio may invest up to 50% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

In selecting investments, the Active Allocated Portions’ sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets. The portfolio attempts to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•	Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may

31

present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Portfolio Turnover Risk — High portfolio turnover (generally turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance. The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Effective as of February 15, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Universal Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
7.69% (2003 2nd Quarter)	–15.87% (2008 4th Quarter)

32

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Multi-Sector Bond Portfolio — Class A Shares	6.79%	0.50%	3.37%
Multimanager Multi-Sector Bond Portfolio — Class B Shares	6.82%	0.29%	3.14%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.51%
Barclays Capital U.S. Universal Index	7.16%	5.90%	6.08%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Sub-adviser: Pacific Investment Management Company LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Saumil H. Parikh	Managing Director and Portfolio Manager	January 2011

Sub-adviser: Post Advisory Group, LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Melinda Newman	Portfolio Manager	May 2011
Larry Post	Portfolio Manager	May 2011

Sub-adviser: SSgA Funds Management, Inc. (“SSgA”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
John Kirby	Managing Director Vice President	April 2009
Mike Brunell	Managing Director Vice President	June 2010

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

33

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Small Cap Growth Portfolio	Class A Shares	Class B Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.07%	1.32%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$109	$340	$590	$1,306
Class B Shares	$134	$418	$723	$1,590

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment (as of December 31, 2010, the market capitalization of companies included in this index ranged from approximately $24.2 million to $5.2 billion). In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the Russell 2000 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the Index. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000 Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index

34

Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the sub-adviser, are either in or entering into the growth phase of their business cycle. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities companies based in developing countries and depositary receipts of foreign based companies. The sub-advisers for the Active Allocated Portions also may engage in active and frequent trading of portfolio securities in seeking to achieve the portfolio’s objective.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulating regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Depositary Receipts — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

35

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Investment Style Risk — An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Portfolio Turnover Risk — High portfolio turnover (generally turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

•

Small-Cap Company Risk — A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
27.35% (2001 4th Quarter)	–27.13% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Small Cap Growth Portfolio — Class A Shares	27.77%	2.70%	2.21%
Multimanager Small Cap Growth Portfolio — Class B Shares	27.60%	2.59%	2.15%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	May 2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	May 2011
Edward Corallo	Managing Director	May 2010

36

Sub-Adviser: Lord, Abbett & Co. LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
F. Thomas O’Halloran, III, CFA	Partner and Director	May 2011
Anthony W. Hipple, CFA	Portfolio Manager	May 2011

Sub-adviser: Morgan Stanley Investment Management Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Dennis Lynch	Managing Director	January 2011
David Cohen	Managing Director	January 2011
Sam Chainani	Managing Director	January 2011
Alexander Norton	Executive Director	January 2011
Jason Yeung	Executive Director	January 2011
Armistead Nash	Executive Director	January 2011

Sub-adviser: NorthPointe Capital, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Carl Wilk	Portfolio Manager	January 2011
Karl Knas	Portfolio Manager	January 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

37

MULTIMANAGER SMALL CAP VALUE PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Small Cap Value Portfolio	Class A Shares	Class B Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108	$337	$585	$1,294
Class B Shares	$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this portfolio, small-capitalization companies are companies with market capitalization within the range of the Russell 2000 Index at the time of investment (market capitalization range of approximately $24.2 million to $5.2 billion as of December 31, 2010. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the Russell 2000 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the Index. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in

38

other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the sub-adviser, are currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign based companies. The Active Allocated Portions may engage in active and frequent trading to achieve the portfolio’s investment objective.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulating regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Depositary Receipts — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

39

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Investment Style Risk — An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

•

Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

•

Small-Cap Company Risk — A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
22.94% (2009 2nd Quarter)	–28.00% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Small Cap Value Portfolio — Class A Shares	24.93%	0.73%	5.97%
Multimanager Small Cap Value Portfolio — Class B Shares	24.48%	0.46%	5.74%
Russell 2000 Value Index	24.50%	3.52%	8.42%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

40

Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	May 2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	May 2011
Edward Corallo	Managing Director	May 2010

Sub-adviser: Franklin Advisory Services, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
William J. Lippman	President	September 2006
Bruce C. Baughman, CFA	Senior Vice President and Portfolio Manager	September 2006
Margaret McGee	Vice President and Portfolio Manager	September 2006
Y. Dogan Sahin	Portfolio Manager	October 2007
Donald G. Taylor, CPA	Senior Vice President and Portfolio Manager	September 2006

Sub-adviser: Horizon Asset Management, Inc.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Murray Stahl	Chairman and Chief Investment Officer	January 2011

Sub-adviser: Pacific Global Investment Management Company

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
George A. Henning	Chairman and President	July 2008

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

41

MULTIMANAGER TECHNOLOGY PORTFOLIO – CLASS A AND CLASS B SHARES

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Technology Portfolio	Class A Shares	Class B Shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.21%	1.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$123	$384	$665	$1,466
Class B Shares	$149	$462	$797	$1,746

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The portfolio does not limit its investment to issuers within a specific market capitalization range and can invest in securities of both U.S. and foreign companies. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”), one or more other portions of the portfolio will be actively managed (“Active Allocated Portions”), and another portion will invest in exchange-traded funds (“ETFs”) (“ETF Allocation Portion”). Under normal circumstances, the Manager allocates approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of net assets to the ETF Allocated Portion. These percentages are targets established by the Manager; actual allocations to the Index Allocated and Active Allocated Portions may deviate from these targets by up to 20% of the portfolio’s net assets and by up to 25% of the Portfolio’s net assets with respect to the ETF Allocated Portion, but any allocation to the ETF Allocated Portion generally shall not exceed 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as

42

AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in ETFs that seek to track the S&P North American Technology Sector Index to obtain comparable exposure as the index without buying the underlying securities comprising the index.

The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective. The Active Allocated Portions’ sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. These sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

ETF Risk — When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulating regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Portfolio Turnover Risk — High portfolio turnover (generally, turnover excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

•	Sector Concentration Risk — A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

•

Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

43

•

Technology Sector Risk — The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance. The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Effective as of May 1, 2011, the Portfolio changed its benchmark from S&P North American Technology Sector Index to Russell 1000 Index. The Portfolio changed its benchmark because the Manager believes that Russell 1000 Index is an appropriate broad-based index against which to measure the Portfolio’s performance. The performance of the S&P North American Technology Sector Index also is included because it more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Technology Portfolio — Class A Shares	18.02%	4.85%	3.42%
Multimanager Technology Portfolio — Class B Shares	17.74%	4.60%	3.16%
Russell 1000 Index	16.10%	2.59%	3.55%
S&P North American Technology Sector Index	12.65%	5.83%	2.81%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	February 2010
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: RCM Capital Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Huachen Chen	Managing Director, Senior Analyst and Portfolio Manager	January 2002
Walter C. Price	Managing Director, Senior Analyst and Portfolio Manager	January 2002

Sub-adviser: SSgA Funds Management, Inc. (“SSgA”)

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Lynn Blake	Senior Managing Director	January 2009
John Tucker	Managing Director	January 2009

44

Sub-adviser: Wellington Management Company, LLP

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
John F. Averill, CFA	Senior Vice President and Global Industry Analyst	December 2003
Nicolas B. Boullet	Vice President and Global Industry Analyst	May 2009
Bruce L. Glazer	Senior Vice President and Global Industry Analyst	December 2003
Anita M. Killian, CFA	Director and Global Industry Analyst	December 2003
Michael T. Masdea	Vice President and Global Industry Analyst	July 2010

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

45

MORE ABOUT PORTFOLIO FEES & EXPENSES

Additional information about the fees and expenses that you may pay if you buy and hold shares is included below.

Expense Limitation Arrangements

In the interest of limiting through April 30, 2012 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of the Core Bond Portfolio, the Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administration or other fees to limit the expenses of the Core Bond Portfolio so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.75% for Class A shares and 1.00% for Class B shares.

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped all eligible previous payments made, the Portfolio will be charged such lower expenses.

Commission Recapture Program

Certain Portfolios pay brokerage commissions, a portion of which may be used to reduce the Portfolio’s expenses. Including this reduction, the annual portfolio operating expenses for the Class A and Class B shares of the Portfolios listed below would be:

Portfolio	CLASS A	CLASS B
Aggressive Equity Portfolio	0.76%	1.01%
Mid Cap Growth Portfolio	1.05%	1.30%
Mid Cap Value Portfolio	1.02%	1.27%
Small Cap Growth Portfolio	1.06%	1.31%
Technology Portfolio	1.19%	1.44%

46

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Information About Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks:  Each Portfolio is subject to the following risks:

Asset Class Risk.  There is the risk that the returns from the types of securities in which a portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each sub-adviser manages its allocated portion of the Portfolio independently from another sub-adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each sub-adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other sub-adviser, the Portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s sub-advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among sub-advisers because the Manager pays different fees to the sub-advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk.  The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a portfolio with respect to the allocation of assets between passively and actively managed portions of a portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk.  A portfolio that lends securities is subject to the risk that the loaned securities will not be available to the Portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the Portfolio. If the borrower fails financially, it is also possible that the Portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk.  The securities selected for a portfolio may not perform as well as other securities that were not selected for a portfolio. As a result, a portfolio may underperform other funds with the same objective or in the same asset class.

Sub-adviser Selection Risk.  The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

As indicated in “Portfolio Goals, Strategies & Risks — The Principal Risks of Investing in the Portfolio,” a particular portfolio may be subject to the following as principal risks. In addition, to the extent a portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk.  In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be

47

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market condition, an unusually high volume of redemption requires, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interests of that Portfolio and Underlying Portfolio, and that is consistent with its investment objective, policies and strategies.

Convertible Securities Risk.  The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s sub-adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk.  The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a portfolio owns do not extend to shares of the Portfolio themselves.

Derivatives Risk:  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a portfolio’s derivatives position could lose value. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, market risk, interest rate risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting

48

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

inability of a Portfolio to sell or otherwise close a derivatives position could expose a portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a portfolio’s hedging transactions will be effective.

Equity Risk.  In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

ETF Risk.  When a portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risks.  Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk.  Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts.  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts

49

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk.  The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk.  Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk.  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk.  The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk:  A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

50

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Company Securities Risk.   A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Style Risk.  A sub-adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A sub-adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Junk Bonds or Lower Rated Securities Risk.   Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impede a portfolio’s ability to pursue its objectives.

Liquidity Risk.  The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of

51

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignment Risk.  A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable as a co-lender.

Mid-Cap and Small-Cap Company Risk.  A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Portfolio Turnover Risk.  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

New Fund Risk.  Certain Underlying Portfolios may be relatively new portfolios with limited operating history. Such Underlying Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Underlying Portfolios will grow to or maintain an economically viable size, which could result in an Underlying Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Repurchase Agreements Risk.  A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

52

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Real Estate Investing Risk.   Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

Risks of Investing in Other Investment Companies.  A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk.  A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Short Sale Risk.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Special Situations Risk.  A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a sub-adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a sub-adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than a sub-adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Technology Risk.  The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Unseasoned Companies Risk.  These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

53

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Information About Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without shareholder approval.

80% Policies

Each of the Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by the Portfolio’s name, as more fully described in the section of the prospectus entitled “Goals, Strategies & Risks.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

As discussed in this prospectus, one or more Index Allocated Portions of each Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the sub-advisers of these Index Allocated Portions in pursuing these objectives.

The sub-adviser to an Index Allocated Portion does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the sub-adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Index Allocated Portion based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this prospectus, the Manager generally allocates a Portfolio’s assets among three or more sub-advisers, each of which manages its portion of a Portfolio using different yet complementary investment strategies. The following provides additional information regarding the allocation of the Portfolios’ assets among their distinct portions.

Each allocation percentage for each Portfolio is an asset allocation target established by AXA Equitable to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. The Manager rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each sub-adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the sub-advisers use their proprietary investment strategies, which are summarized above in the section “Portfolio Goals, Strategies & Risks” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the sub-advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A sub-adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a sub-adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A sub-adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a

54

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Portfolio Goals, Strategies & Risks – Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash Management.  Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Derivatives.  Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, and structured securities, are examples of derivatives in which a Portfolio may invest.

Equity Securities.  Each Portfolio, including the Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds.  A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities.  Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.  Each Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.  A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative

55

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Illiquid Securities.  Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”).  Each Portfolio may participate in the IPO market. If a Portfolio invests in IPOs, a significant portion of that Portfolio’s returns may be attributable to its investment in the IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities.  Each Portfolio may invest in investment grade debt securities. Securities rated BBB and higher by S&P or Fitch, Baa or higher by Moody’s or deemed to be of comparable quality by a sub-adviser are considered investment grade securities.

Junk Bonds and Lower Rated Securities.  Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e. BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Large-Cap Companies.  Each Portfolio may invest in the securities of large-cap companies. These companies are typically larger, more established companies that are well-known in the market. They are a generally less vulnerable than mid- and small-cap companies to adverse business or economic developments; however, unlike mid-and small-cap companies, they may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments.  Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap and Small-Cap Companies.  Each Portfolio may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities.  A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal

56

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Options.  A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.  The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Real Estate Investment Trusts (“REITs”).  Certain Portfolios may invest REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate. REITs also may include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Securities Lending.  For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Securities of Other Investment Companies.  Each Portfolio may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Sales.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments.  For temporary defensive purposes, each Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets for defensive purposes.

U.S. Government Securities.  A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

57

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The table below lists the Underlying Portfolios in which the Multimanager Core Bond Portfolio currently may invest. Each of the Underlying Portfolios is advised by FMG LLC and sub-advised by one or more sub-advisers, which may include affiliates of FMG LLC. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with the Multimanager Core Bond Portfolio, you also will indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and in certain instances, advisory fees paid by FMG LLC to its affiliates. The Multimanager Core Bond Portfolio will purchase Class IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the Multimanager Core Bond Portfolio may invest may be changed from time to time at the discretion of the Manager without notice or shareholder approval.

If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Underlying Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S Treasury and Government-related, corporate, credit and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk

58

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Underlying Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index and U.S. government securities.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks of Investing In Other Investment Companies

• Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Risks of Investing In Other Investment Companies

• Short Sales Risk

Please note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in the Multimanager Core Bond Portfolio bears both the expenses of the Multimanager Core Bond Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the Multimanager Core Bond Portfolio instead of in the Multimanager Core Bond Portfolio itself. However, the Underlying Portfolios of the Multimanager Core Bond Portfolio may not be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

59

INFORMATION REGARDING THE ETFs

Below is a list of the ETFs in which the Technology Portfolio currently may invest. The ETFs in which the Technology Portfolio may invest may change from time to time at the discretion of the Manager without notice or shareholder approval.

Each ETF is subject to Asset Class Risk, Issuer-Specific Risk, Market Risk and Portfolio Management Risk, which generally are discussed in the section “More About Investment Strategies and Risks”. Additional principal risks specific to each ETF are listed below. Information regarding these risks also is available in the section “More About Investment Strategies and Risks” and in the ETFs’ Prospectuses. The ETFs’ Prospectuses and Statements of Additional Information, which contain additional information regarding the ETFs, are available by contacting your financial professional.

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Dow Jones Technology Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Index.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling strategy to manage the fund.

• Sector Concentration Risk

• Equity Securities Risk

• Exchange Traded Funds Risk

• Mid-Capitalization Companies Risk

• Non-Diversification Risk

• Small-Capitalization Companies Risk

• Technology Sector Risk

iShares® S&P Global Technology Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Technology Sector Index.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling strategy to manage the fund.	• Sector Concentration Risk • Currency Risk • Equity Securities Risk • Exchange Traded Funds Risk • Foreign Securities Risk • Geographic Risk • Non-Diversification Risk • Technology Sector Risk
iShares® S&P North American Technology Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, S&P North American Technology Sector Index.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling strategy to manage the fund.	• Sector Concentration Risk • Equity Securities Risk • Exchange Traded Funds Risk • Foreign Securities Risk • Non-Diversification Risk • Technology Sector Risk
The Technology Select Sector SPDR® Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the technology sector stocks included in the S&P 500 Composite Stock Index.	The fund generally invests at least 95% of its total assets in common stocks that comprise its underlying index.	• Sector Concentration Risk • Exchange Traded Funds Risk • Index Strategy Risk • Non-Diversification Risk • Technology Sector Risk

60

INFORMATION REGARDING THE ETFs (cont’d)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Information Technology ETF	Seeks to track the performance of the MSCI US Investable Market Information Technology 25/50 Index, an index that measures the investment return of information technology stocks.	The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield.	• Equity Risk • Mid-Cap and Small-Cap Company Risk • Non-Diversification Risk • Technology Sector Risk
Vanguard Telecommunication Services ETF	Seeks to track the performance of the MSCI US Investable Market Telecommunication Services 25/50 Index, an index that measures the investment return of telecommunication services stocks.	The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield.	• Equity Risk • Index Strategy Risk • Mid-Cap and Small-Cap Company Risk • Non-Diversification Risk • Technology Sector Risk

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). SPDR® and Select Sector SPDR® are trademarks of the McGraw-Hill Companies, Inc. (“MHC”). Neither BGI nor the iShares® Funds and MHC or Select Sector SPDR® Funds make any representations regarding the advisability of investing in any of the funds listed above.

61

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s board of trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among twenty (20) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of eleven (11) of the Trust’s Portfolios.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each Portfolio. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of sub-advisers. Utilizing a due diligence process covering a number of key factors, the Manager selects sub-advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, a sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of a Portfolio. The Manager normally allocates a Portfolio’s assets to at least three or more sub-advisers. The Manager plays an active role in monitoring each Portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the Portfolios’ investment style and objectives.

With respect to the Technology Portfolio, the Manager is also responsible for, among other things, advising the ETF Allocated Portion of the Portfolio (including selecting the ETFs in which the Portfolio invests). A committee of FMG LLC’s investment personnel manages the ETF Allocated Portion of the Technology Portfolio.

Beyond performance analysis, the Manager monitors significant changes that may impact the sub-adviser’s overall business. The Manager monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. The Manager also performs due diligence reviews with each sub-adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured. The Manager also is responsible for, among other things, developing and overseeing the proprietary research model used to manage certain Portfolio’s equity exposure.

The Manager selects sub-advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. The Manager also may allocate a Portfolio’s assets to additional sub-advisers subject to the approval of the Trust’s board of trustees and has discretion to allocate each Portfolio’s assets among the Portfolio’s current sub-advisers. The Manager recommends sub-advisers for each Portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers.

If the Manager appoints, dismisses or replaces a sub-adviser for a Portfolio, or adjusts the asset allocation among sub-advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in sub-adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new sub-adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks depending on the particular circumstances of the transition. In addition, as described in “Portfolio Goals, Strategies & Risks” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. The Manager has received an exemptive order from the SEC to permit it and the board of trustees to appoint, dismiss and replace a Portfolio’s sub-advisers and to amend the sub-advisory agreements between the Manager and the sub-advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining

62

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

shareholder approval. If a new sub-adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders. AllianceBernstein L.P., a current sub-adviser, is an affiliate of the Manager.

The Sub-advisers

Each Portfolio’s investments generally are selected by three or more sub-advisers, which act independently of one another. The following describes each Portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolios is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager Mid Cap Growth Portfolio. In particular, two separate investment management teams within AllianceBernstein serve as sub-adviser to two distinct allocated portions of Multimanager Aggressive Equity Portfolio, Multimanager Large Cap Core Equity Portfolio and Multimanager Large Cap Value Portfolio. AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable. As of December 31, 2010, AllianceBernstein had approximately $478 billion in assets under management.

BlackRock Financial Management, Inc. (“BFM”) serves as a subadviser to Multimanager Core Bond Portfolio. BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Following a secondary offering announced on November 3, 2010, PNC owns approximately 20.3% of BlackRock, Barclays owns approximately 19.7%, Bank of America owns approximately 7.1%, and institutional investors, employees and the public own approximately 52.9%. The approximate breakdown for voting common stock is as follows: PNC owns 25.3%, Barclays owns 2.3%, and institutional investors, employees and the public own 72.4%.

BlackRock Investment Management LLC (“BlackRock”) serves as a sub-adviser to International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio. BlackRock is a wholly-owned subsidiary of BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington DE 19809. BlackRock Advisors, Inc. is a wholly-owned subsidiary of BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, which is, as of the date hereof, a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc., 600 Grant Street, Pittsburgh PA 15219. As of December 31, 2010, BlackRock had approximately $3.56 trillion in assets under management.

ClearBridge Advisors, LLC (“ClearBridge”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 2010, ClearBridge had approximately $56.7 billion in assets under management.

Diamond Hill Capital Management, Inc. (“Diamond Hill”) serves as a sub-adviser to the Multimanager Mid Cap Value Portfolio. Diamond Hill, an Ohio corporation, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2010, Diamond Hill had approximately $8.6 billion in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”) serves as a sub-adviser to Multimanager Mid Cap Growth Portfolio. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2010, Franklin Advisers, together with its affiliates, had approximately $670.7 billion in assets under management.

Franklin Advisory Services, LLC (“Franklin”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2010, Franklin, together with its affiliates, had approximately $670.7 billion in assets under management.

Goodman &. Co. NY Ltd. (“Goodman”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. Goodman is a wholly owned subsidiary of Dundee Wealth Management, Ltd., a Toronto Stock Exchange listed company. As of December 31, 2010, Goodman had approximately $211.2 million in assets under management.

Horizon Asset Management, Inc. (“Horizon”) serves as a sub-adviser to the Multimanager Small Cap Value Portfolio. Horizon, founded in 1994, is an independent, employee owned investment research and registered investment advisory boutique. As of December 31, 2010, Horizon had approximately $5.2 billion in assets under management.

Institutional Capital LLC (“ICAP”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. ICAP is a wholly owned subsidiary of New York Life Investment Management Holdings, LLC, which in turn is a wholly owned subsidiary of New York Life Insurance Company. As of December 31, 2010, ICAP had approximately $17.7 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to

63

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap accounts. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2010, JCGI had approximately $169.5 billion in assets under management.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a sub-adviser to Multimanager International Equity Portfolio. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank. As of December 31, 2010, JPMorgan had approximately $1.3 trillion in assets under management.

Knightsbridge Asset Management, LLC (“Knightsbridge”) serves as a sub-adviser to the Multimanager Mid Cap Value Portfolio. Knightsbridge is an investment advisory firm registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and is employee owned. As of December 31, 2010, Knightsbridge had approximately $1.7 billion in assets under management.

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2010, Legg Mason had approximately $15.8 billion in assets under management.

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. Lord Abbett is an independent, member-owned investment management firm that has provided investment advisory services since 1929. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2010, Lord Abbett had approximately $106.5 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio. Marsico is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. As of December 31,2010, Marsico had approximately $51 billion in assets under management.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company. As of December 31, 2010, the MFS organization had approximately $219 billion in assets under management.

Morgan Stanley Investment Management Inc. (“MSIM”) serves as a sub-adviser to the Multimanager Small Cap Growth Portfolio. MSIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is wholly owned by Morgan Stanley. As of December 31, 2010, MSIM had approximately $272.2 billion in assets under management.

NorthPointe Capital, LLC (“NorthPointe”) serves as a sub-adviser to the Multimanager Small Cap Growth Portfolio. As of September 28, 2007, NorthPointe completed its management buyout of its strategic partner, Nationwide. As a result of this transaction, NorthPointe is now an employee owned firm with 100% of the firm’s equity controlled by the firm’s eleven partners. The ownership is indirect, through a newly formed holding company named NorthPointe Holdings, LLC. As of December 31, 2010, NorthPointe had approximately $1.3 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to Multimanager Core Bond Portfolio and Multimanager Multi-Sector Bond Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, publicly-traded, multinational insurance and financial services holding company. As of December 31, 2010, PIMCO had approximately $1.2 trillion in assets under management.

Pacific Global Investment Management Company (“PGIMC”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Pacific Global is a privately held corporation. As of December 31, 2010, PGIMC had approximately $434 million in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to Multimanager Multi-Sector Bond Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal is the 100% owner of Post. As of December 31, 2010, Post had approximately $10.1 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to Multimanager Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2010, RCM had approximately $151 billion in assets under management.

SSgA Funds Management, Inc. (“SSgA FM”) serves as a sub-adviser to Multimanager Core Bond Portfolio, Multimanager Multi- Sector Bond Portfolio, and Multimanager Technology Portfolio. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation. As of December 31, 2010, SSgA FM had over $200.8 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $2.01 trillion under management as of

64

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

December 31, 2010, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

Tradewinds Global Investors, LLC (“Tradewinds”) serves as a sub-advisor to Multimanager Mid Cap Value Portfolio. Tradewinds is a limited liability company whose sole business is investment management. Tradewinds is a wholly owned subsidiary of NWQ Holdings LLC, which is wholly owned subsidiary of Nuveen Investments, Inc. As of December 31, 2010, Tradewinds had approximately $35.6 billion in assets under management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2010, Thornburg had approximately $73.4 billion in assets under management.

T. Rowe Price Associates, Inc. (“T. Rowe”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. T. Rowe is a wholly owned subsidiary of the T. Rowe Price Group, which is a publicly-traded financial services firm. As of December 31, 2010, T. Rowe and its affiliates had approximately $482 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to Multimanager Mid Cap Growth Portfolio and Multimanager Technology Portfolio. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

Westfield Capital Management Company, L.P. (“WCM”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. WCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As of December 14, 2009, WCM is 100% employee owned. As of December 31, 2010, WCM had approximately $15.1 billion in assets under management.

65

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Aggressive Equity Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood Judith DeVivo

The management of and investment decisions for an Active Allocated Portion of the Portfolio are made by Catherine Wood.

Ms. Wood is a member of AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is Senior Vice President and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time.

The management of and investment decisions for the Index Allocated Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, will be primarily responsible for the day-to-day management of an Index Allocated Portion of the Portfolio.

66

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts.
Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

Clearbridge Advisors, LLC 620 Eighth Avenue New York, NY 10018 Portfolio Managers Richard Freeman Evan Bauman

Richard Freeman and Evan Bauman are responsible for the day-to-day management of the allocated portion of the Portfolio.

Mr. Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 34 years of securities business experience, 27 years of which has been with ClearBridge or its predecessors.

Mr. Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 14 years of investment industry experience

Goodman & Co. NY Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9 Portfolio Manager Noah Blackstein

Noah Blackstein is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Blackstein is a Vice President of Goodman and joined Goodman in 1997 as a portfolio manager. Mr. Blackstein has more than 14 years of securities business experience, 11 of which has been with Goodman.

	Legg Mason Capital Management, Inc. 100 International Drive Baltimore, MD 21202 Portfolio Manager Robert G. Hagstrom, Jr.	Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason Capital Management, Inc.

Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Managers Thomas F. Marsico A. Douglas Rao Coralie Witter, CFA

Thomas F. Marsico, A. Douglas Rao and Coralie Witter are responsible for the day-to-day management of the allocated portion of the Portfolio.

Thomas F. Marsico is the Chief Investment Officer of Marsico since its inception in 1997 and has over 25 years of experience as a securities analyst and a portfolio manager.

Mr. Rao, a portfolio manager and senior analyst, joined Marsico Capital in 2005, and has 10 years of experience as a securities analyst.

Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico Capital as an investment professional since 2004 and has 13 years of experience in the financial services industry, most of which has involved equity research.

67

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Portfolio Manager Robert W. Sharps	An Investment Advisory Committee is responsible for the day-to-day management of the allocated portion of the Portfolio. Robert W. Sharps, Vice President of T. Rowe Price, has primary responsibility for the day-to-day management of the allocated portion of the Portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1995.

Westfield Capital Management Company, L.P. One Financial Center Boston, MA 02111 Portfolio Management Team

As with all strategies at Westfield, investment decisions for the Westfield allocated portion of the Portfolio are made as the product level by consensus of the Westfield Investment Committee. Westfield’s Investment Committee is composed of the five team members listed below, our Portfolio Strategist, Economist and team of security analysts.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy.

Ethan J. Meyers is a Partner and Senior Security Analyst. Mr. Meyers joined Westfield in 1999. He covers Consumer Discretionary, Industrials and Information Technology.

John M. Montgomery is a Partner and Portfolio Strategist of Westfield. Mr. Montgomery joined Westfield in 2006.

Matthew W. Strobeck is a Partner and Senior Security Analyst. Mr. Strobeck joined Westfield in 2003. He covers Healthcare.

D. Hamlen Thompson is a Partner and Senior Security Analyst. Mr. Thompson joined Westfield in 2003. He covers Energy and Industrials.

Multimanager Core Bond Portfolio	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022 Portfolio Managers Matthew Marra Brian Weinstein

Matthew Marra and Brian Weinstein are primarily responsible for the day-to-day management of the allocated portion of the Portfolio.

Mr. Marra, Managing Director since 2005, is a member of BFM’s Fixed Income Portfolio Management Group. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts and is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

68

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Weinstein has been a Managing Director at BlackRock since 2007 and Co-Portfolio Manager since 2005. Mr. Weinstein is a member of the Multi-Sector and Mortgage Investment Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios.

Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Saumil H. Parikh

Mr. Parikh is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 11 years of investment experience.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Mike Brunell

The Index Allocated Portion of the Portfolio is managed by SSgA’s Fixed Income Index Team. Portfolio Managers John Kirby and Mike Brunell are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. Kirby is a Managing Director of SSgA FM. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

Mr. Brunell is a Vice President of SSgA FM. He is a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Multimanager International Equity Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

69

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for an Allocated Portion of the Portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the sub-adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The four members of the portfolio management team are: Sharon Fay, Kevin Simms, Eric Franco and Henry D’Auria.

Ms. Fay, Senior Vice President, was appointed CIO-Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined AllianceBernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value Equities in 2003, which he has assumed in addition to his role as Director of Research-Global and International Value equities, a position he has held since 2000. He joined AllianceBernstein in 1992.

Eric J. Franco joined the firm as a senior portfolio manager for international and global value equities in 1998 and has held portfolio management responsibilities since that time. Mr. Franco’s efforts focus on the firm’s quantitative and risk-control strategies within value equities.

Mr. D’Auria was named Co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of AllianceBernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991.

70

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
	BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Jennifer Hsui, CFA Creighton Jue, CFA Edward Corallo	Christopher Bliss, Jennifer Hsui, Creighton Jue and Edward Carallo will be primarily responsible for day-to-day management of BlackRock’s allocated portion of the Portfolio. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He has more than 5 years of portfolio management responsibility. Ms. Hsui’s service with BlackRock dates back to 2006, including her years at BGI. She has more than 5 years of portfolio management responsibility. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI. He has more than 5 years of portfolio management responsibility. Mr. Corallo’s service with BlackRock dates back to 1998, including his years as a Principal at BGI. He has more than 5 years of portfolio management responsibility.

J.P. Morgan Investment Management Inc. 270 Park Avenue New York, NY 10016 Portfolio Managers Howard Williams James Fisher

Howard Williams and James Fisher are the members of the portfolio management team primarily responsible for the day-to-day management of the allocated portion of the Portfolio.

Mr. Williams joined JPMorgan as a portfolio manager in 1994 and has had portfolio management responsibilities since that time. He is currently a Managing Director and the head of JPMorgan’s Global Equities Team.

Mr. Fisher joined JPMorgan in 1985 as a trainee portfolio manager and has had portfolio management responsibilities since that time. He is currently a Managing Director and Portfolio Manager in JPMorgan’s Global Equities Team.

Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman Munish Malhotra, CFA

James G. Gendelman and Munish Malhotra are jointly and primarily responsible for day-to-day management of the allocated portion of the Portfolio.

Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co.

Mr. Malhotra is a senior analyst who joined Marsico Capital in May 2003. He earned the Chartered Financial Analyst designation in 2006, and has more than ten years of experience in the financial services industry.

Multimanager Large Cap Core Equity Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

71

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 North American Value Investment Policy Group Passive Equity Investment Team

The management of and investment decisions for an Active Allocated portion of the Portfolio are made by the North American Value Investment Policy Group, comprised of Senior US Value Investment Team members. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Joseph Gerard Paul, Chris Marx, John D. Phillips and David Yuen.

Mr. Paul is Co-CIO of US Large Cap Value Equities and CIO of North American Value Equities having held that position from 2009. He is also the Global Head of Diversified Value Services, responsible for product design research for our diversified value services. Previously, he was CIO-Advanced Value Fund (1999-2009), CIO-Small and Mid-Cap Value (2002-2008), and Co-CIO-Real Estate Investments (2004-2008). In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996.

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

72

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also Chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

Mr. Yuen was appointed Director of Research — US Large Cap Value in early 2008. Previously, Mr. Yuen was named Director of Research — Emerging Markets Value in August 2002. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry and has had portfolio management responsibilities since that time.

The management of and investment decisions for the Index Allocated Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. Judith DeVivo, Senior Vice President and Portfolio Manager for the Passive Team, will be primarily responsible for the day-to-day management of an Index Allocated Portion of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto, CFA	Marc Pinto, CFA, manages the Portfolio, which he has managed since December 31, 2001. Mr. Pinto is also a portfolio manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst and has acted as portfolio manager of other Janus-advised mutual funds since 2005.

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506 Portfolio Managers Connor Browne, CFA Ed Maran, CFA

Connor Browne and Ed Maran are primarily responsible for day-to-day management of the Allocated Portion of the Portfolio.

Connor Browne, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time. In 2006, Mr. Browne became Co-Portfolio Manager and Managing Director.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and was named Managing Director in 2004 and has had portfolio management responsibilities since he joined the firm.

73

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Large Cap Value Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 North American Value Investment Policy Group Passive Equity Investment Team

The management of and investment decisions for an Active Allocated Portion of the Portfolio are made by the North American Value Investment Policy Group, comprised of Senior US Value Investment Team members. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are Joseph Gerard Paul, Chris Marx, John D. Phillips and David Yuen.

Mr. Paul is Co-CIO of US Large Cap Value Equities and CIO of North American Value Equities having held that position from 2009. He is also the Global Head of Diversified Value Services, responsible for product design research for our diversified value services. Previously, he was CIO-Advanced Value Fund (1999-2009), CIO-Small and Mid-Cap Value (2002-2008), and Co-CIO-Real Estate Investments (2004-2008). In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996.

74

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

Mr. Yuen was appointed Director of Research — US Large Cap Value in early 2008. Previously, Mr. Yuen was named Director of Research — Emerging Markets Value in August 2002. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry and has had portfolio management responsibilities since that time.

The management of and investment decisions for an Index Allocated Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. Judith DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, will be primarily responsible for the day-to-day management of an Index Allocated Portion of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

Institutional Capital LLC 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Jerrold K. Senser Thomas R. Wenzel

Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of an Allocated Portion of the Portfolio.

Mr. Senser serves as chief executive officer and chief investment officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser joined the firm in 1986 and has had portfolio management responsibilities since that time.

Mr. Wenzel serves as Senior Executive Vice President and Director of research of ICAP. Mr. Wenzel is a senior member of the investment committee and serves as a lead portfolio manager for all of ICAP’s investment strategies. Mr. Wenzel joined ICAP in 1992 and has had portfolio management responsibilities since that time.

75

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for the day-to-day management of an Allocated Portion of the Portfolio. Mr. Chitkara is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1992.
Multimanager Mid Cap Growth Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 US Small/SMID Cap Growth Investment Team	The management of and investment decisions for an Allocated Portion of the Portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the allocated portion of the Portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng.

76

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as Team Leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003.

	BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Jennifer Hsui, CFA Creighton Jue, CFA Edward Corallo	Christopher Bliss, Jennifer Hsui, Creighton Jue and Edward Carallo will be primarily responsible for day-to-day management of BlackRock’s allocated portion of the Portfolio. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He has more than 5 years of portfolio management responsibility. Ms. Hsui’s service with BlackRock dates back to 2006, including her years at BGI. She has more than 5 years of portfolio management responsibility. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI. He has more than 5 years of portfolio management responsibility. Mr. Corallo’s service with BlackRock dates back to 1998, including his years as a Principal at BGI. He has more than 5 years of portfolio management responsibility.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Managers Edward B. Jamieson Michael McCarthy

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are the members of the portfolio management team primarily responsible for the day-to-day management of an Allocated Portion of the Portfolio. Members of the team work jointly to determine investment strategy and security selection for the Portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin Advisers and its predecessor since 1987.

Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm.

77

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210 Portfolio Managers Stephen Mortimer Michael T. Carmen, CFA

Stephen Mortimer is the portfolio manager and is primarily responsible for the day-to-day management of the Wellington Management Allocated Portion of the Portfolio. Mr. Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2001.

Michael T. Carmen, CFA, is involved in portfolio management and securities analysis of the Wellington Management allocated portion of the Portfolio. Mr. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2010. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Multimanager Mid Cap Value Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

78

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Jennifer Hsui, CFA Creighton Jue, CFA Edward Corallo

Christopher Bliss, Jennifer Hsui, Creighton Jue and Edward Carallo will be primarily responsible for day-to-day management of BlackRock’s allocated portion of the Portfolio. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He has more than 5 years of portfolio management responsibility. Ms. Hsui’s service with BlackRock dates back to 2006, including her years at BGI. She has more than 5 years of portfolio management responsibility. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI. He has more than 5 years of portfolio management responsibility. Mr. Corallo’s service with BlackRock dates back to 1998, including his years as a Principal at BGI. He has more than 5 years of portfolio management responsibility.

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, Ohio 43215 Portfolio Managers Chris Welch, CFA Tom Schindler, CFA Chris Bingaman, CFA

Chris Welch, CFA, Tom Schindler, CFA, and Chris Bingaman, CFA, are primarily responsible for the day-to-day management of an Allocated Portion of the Portfolio. Mr. Welch currently serves as Portfolio Manager and Co-Chief Investment Officer, positions he has held since 2005 and 2010, respectively. Mr. Schindler has held portfolio management responsibilities at Diamond Hill since 2000. Mr. Bingaman has held portfolio management responsibilities at Diamond Hill since 2001.

Knightsbridge Asset Management, LLC 660 Newport Center Drive, Suite 460 Newport Beach, California 92660 Portfolio Manager John G. Prichard, CFA

John Prichard, CFA, is a Principal and co-founder of Knightsbridge, which was established in 1998. He serves as the lead Portfolio Manager with primary responsibility for the Knightsbridge Allocated Portion of the Portfolio. Since the inception of Knightsbridge, Mr. Prichard has participated in all investment decision making, establishment of asset allocation and security selection across portfolios. Mr. Prichard has over fifteen years of investment experience.

	Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067 Portfolio Manager David B. Iben	David B. Iben, CFA is primarily responsible for the day-to-day management of the Tradewinds allocated portion. Mr. Iben is Chief Investment Officer, Co-President and Executive Managing Director of Tradewinds and joined Tradewinds in 2006 as an investment professional. Prior to joining Tradewinds, Mr. Iben was a portfolio manager at NWQ Investment Management Company from 2000 to 2006. He has more than 29 years of investment experience.
Multimanager Multi-Sector Bond Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Saumil H. Parikh	Mr. Parikh is primarily responsible for the day-to-day management of an Allocated Portion of the Portfolio. Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 11 years of investment experience.

79

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Post Advisory Group, LLC 1620 26th Street Suite 6500 Santa Monica, CA 90404 Portfolio Managers Melinda Newman Larry Post

Melinda Newman and Larry Post will be primarily and jointly responsible for the day-to-day management of an Allocated Portion of the Portfolio. Ms. Newman, Managing Director and portfolio manager, joined Post in 2004. She has had over 6 years of portfolio management responsibilities. Mr. Post, Vice Chairman and Chief Investment Officer founded Post Advisory Group in 1982. He has over 41 years of experience in the investment business, including 37 years in the high-yield bond market.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Mike Brunell

The Index Allocated Portion of the Portfolio is managed by SSgA’s Fixed Income Index Team. Portfolio Managers John Kirby and Elya Schwartzman are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. Kirby is a Managing Director of SSgA FM. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

Mr. Brunell is a Vice President of SSgA FM and a Vice President of State Street Global Advisors. He is a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007.

Multimanager Small Cap Growth Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

80

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Jennifer Hsui, CFA Creighton Jue, CFA Edward Corallo

Christopher Bliss, Jennifer Hsui, Creighton Jue and Edward Carallo will be primarily responsible for day-to-day management of BlackRock’s allocated portion of the Portfolio. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He has more than 5 years of portfolio management responsibility. Ms. Hsui’s service with BlackRock dates back to 2006, including her years at BGI. She has more than 5 years of portfolio management responsibility. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI. He has more than 5 years of portfolio management responsibility. Mr. Corallo’s service with BlackRock dates back to 1998, including his years as a Principal at BGI. He has more than 5 years of portfolio management responsibility.

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3973 Portfolio Managers F. Thomas O’Halloran, III, CFA Anthony W. Hipple, CFA

F. Thomas O’Halloran, III and Anthony W. Hipple are jointly and primarily responsible for the day-to-day management of an allocated portion of the Portfolio.

Mr. O’Halloran, CFA, Partner and Director, is the lead portfolio manager of Lord Abbett’s small and micro cap growth equity strategy. He joined Lord Abbett in 2001 as a research analyst for Lord Abbett’s small and micro cap growth equity strategy and was named Partner in 2003. Mr. O’Halloran has been in the investment business since 1987.

Mr. Hipple, CFA, Portfolio Manager, is a portfolio manager of Lord Abbett’s micro cap growth equity strategy and also contributes as a research analyst on Lord Abbett’s small cap growth equity strategy. He joined Lord Abbett in 2002. Mr. Hipple has been in the investment business since 1995.

Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036 Portfolio Managers Dennis Lynch David Cohen Sam Chainani Alexander Norton Jason Yeung Armistead Nash

The MSIM Growth Team is responsible for the day-to-day management of an Allocated Portion of the Portfolio. The current members of the team with primary responsibility for the management of the MSIM allocated portion include Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton, Jason Yeung and Armistead Nash. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years. David Cohen is a Managing Director with MSIM. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years. Sam Chainani is a Managing Director with MSIM. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years. Alexander Norton is an Executive Director with MSIM. He joined the firm in 2000 and has had portfolio management responsibilities for more than five years. Jason Yeung is an Executive Director with MSIM. He joined the firm in 2002, and has had portfolio management responsibilities since September 2007. Prior to that time, Mr. Yeung was an Investor with MSIM. Armistead Nash is an Executive Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities since September 2008. Prior to that time, Mr. Nash was an Investor with MSIM.

81

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
NorthPointe Capital, LLC 101 West Big Beaver Road, Suite 745 Troy, Michigan 48084 Portfolio Managers Carl Wilk Karl Knas

The NorthPointe Focused Small Cap Growth team is responsible for the day-to-day management of an Allocated Portion of the Portfolio. The team is comprised of portfolio managers Carl Wilk and Karl Knas and supported by the sub-adviser’s research analysts and other investment professionals. Messrs. Wilk and Knas are jointly and primarily responsible for making recommendations for the Portfolio.

Mr. Wilk is a Portfolio Manager and member of the Investment Committee since April 2002. Mr. Knas is a Portfolio Manager and member of the Investment Committee since February 2003.

Multimanager Small Cap Value Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

82

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Jennifer Hsui, CFA Creighton Jue, CFA Edward Corallo

Christopher Bliss, Jennifer Hsui, Creighton Jue and Edward Carallo will be primarily responsible for day-to-day management of BlackRock’s allocated portion of the Portfolio. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He has more than 5 years of portfolio management responsibility. Ms. Hsui’s service with BlackRock dates back to 2006, including her years at BGI. She has more than 5 years of portfolio management responsibility. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI. He has more than 5 years of portfolio management responsibility. Mr. Corallo’s service with BlackRock dates back to 1998, including his years as a Principal at BGI. He has more than 5 years of portfolio management responsibility.

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024 Portfolio Management Team

The portion of the Portfolio allocated to Franklin (“Franklin Allocated Portion”) is managed by a team of investment professionals. The portfolio managers have responsibility for the day-to-day management of the Franklin Allocated Portion and operate as a team providing research and advice on the purchases and sales of individual securities for the Franklin Allocated Portion. The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CFA, Margaret McGee, Y. Dogan Sahin and Donald G. Taylor, CPA.

Mr. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He has primary responsibility for the investments of the Franklin Allocated Portion. He has final authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Mr. Baughman, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He is a portfolio manager for the Franklin Allocation Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Ms. McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. She is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Mr. Sahin is a portfolio manager with Franklin. Mr. Sahin joined Franklin in September 2003 as a research analyst. From 2001 to 2003, Mr. Sahin was a research analyst with Franklin Templeton Investments.

83

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Taylor, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. He is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Horizon Asset Management, Inc. 470 Park Avenue South New York, New York 10016 Portfolio Manager Murray Stahl

Murray Stahl is primarily responsible for the day-to-day management of the Horizon allocated portion of the portfolio. Mr. Stahl currently serves as Chairman and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions.

	Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203 Portfolio Manager George A. Henning	Mr. Henning has been a portfolio manager since founding PGIMC 20 years ago. He is primarily responsible for the day-to-day management of the PGIMC Allocated Portion of the Portfolio. Mr. Henning has been a portfolio manager since founding PGIMC 19 years ago. He has been in the financial services industry for over three decades.
Multimanager Technology Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for overseeing the proprietary research model used to manage the Portfolio’s equity exposure.

Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 he has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Mr. Chan is a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

84

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
RCM Capital Management LLC 555 Mission St. San Francisco, CA 94105 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the allocated portion of the Portfolio.

Mr. Chen has been a Managing Director, Senior Analyst and Portfolio Manager since 2004 and has been associated with RCM as an investment professional since 1984.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

The Index Allocated Portion of the Portfolio is managed by SSgA’s Global Structured Products Group. Portfolio Managers Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the Portfolio.

Ms. Blake is a Senior Managing Director of SSgA FM and CIO of Passive Equities. In this capacity, Lynn oversees a team of 65 portfolio managers globally, and over 1,000 portfolios with assets in excess of $750 billion. In addition, Lynn Co-Chairs the SSgA Fiduciary Committee and is a member of the North American Product Development Committee, the IT Steering Committee, and the Senior Management Group. Prior to Lynn’s current role, she was Head of Non-US Markets of passive equities, responsible for overseeing the management of all non-US equity index strategies, as well as serving as portfolio manager for several equity index portfolios.

Mr. Tucker is a Managing Director of SSgA FM, and Co-Head of Passive Equity Strategies in North America. John is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210 Portfolio Managers John F. Averill, CFA Nicolas B. Boullet Bruce L. Glazer Anita M. Killian, CFA Michael T. Masdea

John F. Averill, Nicolas B. Boullet, Bruce L. Glazer, Anita M. Killian and Michael T. Masdea are primarily responsible for day-to-day management of the allocated portion of the Portfolio.

Mr. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the Portfolio since 2003.

Mr. Boullet, Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Boullet has been involved in portfolio management and securities analysis for the Portfolio since 2009.

85

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the Portfolio since 2003.

Ms. Killian, CFA, Director and Global Industry Analyst affiliated with Wellington Management, joined Wellington Management as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the Portfolio since 2003.

Mr. Masdea, Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Mr. Masdea was an investment professional at Credit Suisse from 1999 through 2008. Mr. Masdea has been involved in portfolio management and securities analysis for the Portfolio since 2010.

Management Fees

The following table shows the management fee paid by each Portfolio for the fiscal year ended December 31, 2010.

Portfolio	Management Fee (% of average daily net assets)
Multimanager Aggressive Equity	0.58%
Multimanager Core Bond	0.52%
Multimanager International Equity	0.83%
Multimanager Large Cap Core Equity	0.70%
Multimanager Large Cap Value	0.73%
Multimanager Mid Cap Growth	0.80%
Multimanager Mid Cap Value	0.80%
Multimanager Multi-Sector Bond	0.52%
Multimanager Small Cap Growth	0.85%
Multimanager Small Cap Value	0.85%
Multimanager Technology	0.95%

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2010.

The sub-advisers are paid by FMG LLC. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by FMG LLC, without shareholder approval.

FMG LLC also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolios pay FMG LLC a contractual fee at an annual rate of 0.15% of the portfolios’ total average daily net assets up to and including $15 billion, 0.125% of the Portfolios’ total average daily net assets over $15 billion up to and including $30 billion, and 0.100% of the Portfolios’ total average daily net assets over $30 billion, plus $32,500 per each Portfolio whose total average annual net assets are less than $5 billion.

86

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

Legal Proceedings Relating to the Sub-advisers

AllianceBernstein L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employment Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed to plaintiffs. A final settlement was approved by the Court in 2010, and the settlement fund is currently being distributed according to the Court ordered plan. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

87

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Janus Capital Management LLC

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

88

MORE INFORMATION ABOUT THE MANAGER AND THE SUB-ADVISERS (cont’d)

NorthPointe Capital, LLC

NorthPointe Holdings, LLC, the parent company of NorthPointe Capital, LLC, initiated litigation against Nationwide Emerging Managers, LLC, Nationwide Corporation, and Nationwide Mutual Insurance Company in late 2009. The lawsuit, which has been brought in the state courts in Delaware, arises from NorthPointe Holdings’ purchase of NorthPointe Capital from the Nationwide parties.

The lawsuit alleges that the Nationwide parties committed fraud and violated the purchase agreement between the parties, including the following 1) the Nationwide parties fraudulently made certain representations as to the continued relationship between NorthPointe Capital and Nationwide that were not true when they were made; 2) breaching the implied covenant of good faith and fair dealing in connection with the purchase agreement, and; 3) breaching the purchase agreement by wrongfully moving assets away from NorthPointe Capital, among other breaches.

The Nationwide parties filed a motion to dismiss, which was DENIED by the Delaware Superior Court. NorthPointe Holdings is currently engaged in heavy discovery. The Nationwide parties have asserted the usual defenses as well as filing a counterclaim. There are no allegations by Nationwide which relate directly or indirectly to the investment advisory business of NorthPointe, and the ongoing litigation will have no current material impact on NorthPointe or its operations. NorthPointe Holdings’ claims of fraud and breach of contract will be decided before any other issues are considered. We expect a trial in 2011.

Pacific Investment Management Company LLC (“PIMCO”)

Regulatory and Litigation Matters

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

89

PORTFOLIO SERVICES

Buying and Selling Shares

Each Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g., International Equity Portfolio), the securities of small- and mid-capitalization companies (e.g., Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) or high-yield securities (e.g., Multi-Sector Bond Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas markets but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s board of trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG and its affiliates, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile

90

PORTFOLIO SERVICES (cont’d)

transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of portfolio shares by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
The Portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

91

PORTFOLIO SERVICES (cont’d)

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

Dividends and Other Distributions

The Portfolios (other than the Core Bond Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of

92

PORTFOLIO SERVICES (cont’d)

investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the Portfolios’ compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Portfolios are distributed by AXA Distributors, LLC, an affiliate of FMG LLC (the “Distributor”). The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class B shares. Under the Class B Distribution Plan, the Class B shares of the Trust are charged an annual fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class B shares is 0.25% of the average daily net assets attributable to Class B shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The Distributor may receive payments from certain sub-advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contract. The Distributor also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

93

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

94

DESCRIPTION OF BENCHMARKS

Each Portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P and Fitch, have a fixed coupon rate, and be U.S. dollar denominated.

Barclays Capital U.S. Universal Index

The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, Rule 144A securities and emerging market debt with maturities of at least one year.

Barclays Capital Intermediate U.S. Government/Credit Index

The Barclays Capital Intermediate U.S. Government/Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

Morgan Stanley Capital International EAFE Index

Is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Russell 1000® Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the investable U.S. equity market. The Russell 3000 Index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000® Value Index

Contains those Russell 1000 Index securities (approximately 1,000 of the largest securities in the Russell 3000 Index) with lower forecasted growth values. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Growth Index

Is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains approximately 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index

Is an unmanaged index which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index contains approximately 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

Is an unmanaged index which measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index contains approximately 2,500 of the smallest companies in the Russell 3000 Index.

95

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 2500™ Value Index

Is an unmanaged index which measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index contains approximately 2,500 of the smallest companies in the Russell 3000 Index.

Russell 3000® Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is composed of the 3,000 largest U.S. securities as determined by total market capitalization. The index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500 Composite Stock Index

Contains securities of 500 of the largest U.S. companies deemed by Standard & Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P North American Technology Sector Index

Is a modified capitalization-weighted index composed of companies involved in the technology industry.

96

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class A and Class B shares. The financial information in the table below is for the past five (5) years. The financial information below has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

Multimanager Aggressive Equity Portfolio(p)(q)

	Class A
	Year Ended December 31,
	2010		2009	2008		2007	2006
Net asset value, beginning of year	$23.37		$17.03	$32.11		$28.78	$27.36

Income (loss) from investment operations:
Net investment income (loss)	0.14	(e)	0.19 (e)	0.08	(e)	0.04 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.03		6.23	(15.09)		3.32	1.42

Total from investment operations	4.17		6.42	(15.01)		3.36	1.47

Capital contribution from affiliate(†)	—		—	0.06		—	—

Less distributions:
Dividends from net investment income	(0.22)		(0.08)	(0.13)		(0.03)	(0.05)

Net asset value, end of year	$27.32		$23.37	$17.03		$32.11	$28.78

Total return	17.92	%(aa)	37.69%	(46.55	)%(n)	11.69%	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,009,682		$914,031	$690,098		$2,638,093	$2,332,898
Ratio of expenses to average net assets:
After fees paid indirectly	0.76%		0.67%	0.77%		0.72%	0.78%
Before fees paid indirectly	0.77%		0.82%	0.79%		0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.56%		0.96%	0.31%		0.14%	0.20%
Before fees paid indirectly	0.55%		0.81%	0.30%		0.07%	0.18%
Portfolio turnover rate	54%		91%	98%		87%	90%

97

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$22.97		$16.74		$31.56		$28.33		$26.96

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.16	(e)	0.02	(e)	(0.03	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.03		6.09		(14.82)		3.26		1.38

Total from investment operations	4.03		6.25		(14.80)		3.23		1.37

Capital contribution from affiliate(†)	—		—		0.07		—		—

Less distributions:
Dividends from net investment income	(0.15)		(0.02)		(0.09)		—		—

Net asset value, end of year	$26.85		$22.97		$16.74		$31.56		$28.33

Total return	17.63	%(bb)	37.34%		(46.68	)%(o)	11.40%		5.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$696,114		$430,402		$115,805		$244,593		$261,648
Ratio of expenses to average net assets:
After fees paid indirectly	1.01%		0.92%		1.02%		0.97%		1.03%
Before fees paid indirectly	1.02%		1.07	%(c)	1.04%		1.04%		1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.02)%		0.79%		0.08%		(0.10)%		(0.05)%
Before fees paid indirectly	(0.02)%		0.65%		0.06%		(0.18)%		(0.07)%
Portfolio turnover rate	54%		91%		98%		87%		90%

(#)	Per share amount is less than $0.005.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(n)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(o)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.
(p)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the Multimanager Health Care Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the Multimanager Aggressive Equity Portfolio.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting in a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting in a litigation payment. Without this gain, the total return would have been 17.58%.

98

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Core Bond Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.27	$9.86	$10.38	$10.21	$10.25

Income (loss) from investment operations:
Net investment income (loss)	0.30 (e)	0.36 (e)	0.46 (e)	0.47 (e)	0.44 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.37	0.46	(0.19)	0.17	(0.04)

Total from investment operations	0.67	0.82	0.27	0.64	0.40

Less distributions:
Dividends from net investment income	(0.32)	(0.38)	(0.52)	(0.47)	(0.44)
Distributions from net realized gains	(0.14)	(0.03)	(0.27)	—	—

Total dividends and distributions	(0.46)	(0.41)	(0.79)	(0.47)	(0.44)

Net asset value, end of year	$10.48	$10.27	$9.86	$10.38	$10.21

Total return	6.60%	8.44%	2.55%	6.53%	3.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,826,132	$2,796,284	$2,481,594	$2,088,488	$1,911,399
Ratio of expenses to average net assets:
After waivers	0.69%	0.71%	0.75%	0.71%	0.70%
Before waivers	0.69%	0.71%	0.76%	0.76%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers	2.80%	3.51%	4.55%	4.62%	4.31%
Before waivers	2.80%	3.51%	4.54%	4.57%	4.24%
Portfolio turnover rate	492%	623%	431%	475%	366%

99

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.29	$9.88	$10.40	$10.20	$10.24

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.33 (e)	0.44 (e)	0.44 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.38	0.47	(0.20)	0.18	(0.03)

Total from investment operations	0.65	0.80	0.24	0.62	0.38

Less distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.49)	(0.42)	(0.42)
Distributions from net realized gains	(0.14)	(0.03)	(0.27)	—	—

Total dividends and distributions	(0.44)	(0.39)	(0.76)	(0.42)	(0.42)

Net asset value, end of year	$10.50	$10.29	$9.88	$10.40	$10.20

Total return	6.33%	8.16%	2.30%	6.23%	3.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,388,875	$1,252,270	$912,195	$829,932	$825,182
Ratio of expenses to average net assets:
After waivers	0.94%	0.96%	1.00%	0.96%	0.95%
Before waivers	0.94%	0.96%	1.01%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	2.55%	3.25%	4.29%	4.37%	4.04%
Before waivers	2.55%	3.25%	4.28%	4.32%	3.97%
Portfolio turnover rate	492%	623%	431%	475%	366%

(e)	Net investment income is based on average shares outstanding.

100

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager International Equity Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.62	$8.29	$16.38	$15.58	$13.03

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.14 (e)	0.28 (e)	0.21 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.64	2.37	(7.90)	1.73	3.20

Total from investment operations	0.77	2.51	(7.62)	1.94	3.31

Less distributions:
Dividends from net investment income	(0.35)	(0.18)	(0.22)	(0.16)	(0.11)
Distributions from net realized gains	—	—	(0.25)	(0.98)	(0.65)

Total dividends and distributions	(0.35)	(0.18)	(0.47)	(1.14)	(0.76)

Net asset value, end of year	$11.04	$10.62	$8.29	$16.38	$15.58

Total return	7.32%	30.28%	(47.13)%	12.73%	25.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$416,772	$592,797	$1,448,943	$2,193,441	$1,356,428
Ratio of expenses to average net assets:
After reimbursements	1.04%	0.97%	1.25%	1.23%	1.27%
After reimbursements and fees paid indirectly	1.04%	0.97%	1.25%	1.23%	1.27%
Before reimbursements and fees paid indirectly	1.04%	1.06%	1.25%	1.23%	1.28%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.29%	1.65%	2.19%	1.27%	0.78%
After reimbursements and fees paid indirectly	1.29%	1.65%	2.19%	1.27%	0.78%
Before reimbursements and fees paid indirectly	1.29%	1.56%	2.19%	1.27%	0.77%
Portfolio turnover rate	47%	87%	56%	47%	45%

101

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$10.61	$8.28		$16.35	$15.56	$13.01

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15	(e)	0.26 (e)	0.17 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.62	2.33		(7.88)	1.72	3.17

Total from investment operations	0.73	2.48		(7.62)	1.89	3.27

Less distributions:
Dividends from net investment income	(0.32)	(0.15)		(0.20)	(0.12)	(0.07)
Distributions from net realized gains	—	—		(0.25)	(0.98)	(0.65)

Total dividends and distributions	(0.32)	(0.15)		(0.45)	(1.10)	(0.72)

Net asset value, end of year	$11.02	$10.61		$8.28	$16.35	$15.56

Total return	6.95%	29.99%		(47.23)%	12.39%	25.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$575,326	$594,043		$467,913	$905,461	$765,683
Ratio of expenses to average net assets:
After reimbursements	1.29%	1.25%		1.49%	1.48%	1.52%
After reimbursements and fees paid indirectly	1.29%	1.25%		1.49%	1.48%	1.52%
Before reimbursements and fees paid indirectly	1.29%	1.31	%(c)	1.49%	1.48%	1.53%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.09%	1.66%		1.99%	1.08%	0.68%
After reimbursements and fees paid indirectly	1.09%	1.66%		1.99%	1.08%	0.68%
Before reimbursements and fees paid indirectly	1.09%	1.62%		1.99%	1.08%	0.67%
Portfolio turnover rate	47%	87%		56%	47%	45%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

102

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Core Equity Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.14	$6.98	$11.66	$11.96	$10.79

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.12 (e)	0.08 (e)	0.09 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.02	2.18	(4.67)	0.52	1.40

Total from investment operations	1.08	2.30	(4.59)	0.61	1.48

Less distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.07)	(0.08)	(0.07)
Distributions from net realized gains	—	—	(0.02)	(0.83)	(0.24)

Total dividends and distributions	(0.05)	(0.14)	(0.09)	(0.91)	(0.31)

Net asset value, end of year	$10.17	$9.14	$6.98	$11.66	$11.96

Total return	11.84%	32.92%	(39.40)%	5.22%	13.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$585,508	$554,828	$764,481	$842,193	$598,068
Ratio of expenses to average net assets:
After waivers	0.90%	0.92%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.90%	0.81%	1.09%	1.09%	1.08%
Before waivers and fees paid indirectly	0.90%	0.92%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	0.59%	1.42%	0.86%	0.74%	0.73%
After waivers and fees paid indirectly	0.60%	1.54%	0.86%	0.74%	0.75%
Before waivers and fees paid indirectly	0.59%	1.42%	0.86%	0.74%	0.72%
Portfolio turnover rate	44%	85%	50%	51%	49%

103

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$9.14	$6.98		$11.67	$11.96	$10.79

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.09	(e)	0.06 (e)	0.06 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.03	2.18		(4.68)	0.53	1.39

Total from investment operations	1.06	2.27		(4.62)	0.59	1.45

Less distributions:
Dividends from net investment income	(0.03)	(0.11)		(0.05)	(0.05)	(0.04)
Distributions from net realized gains	—	—		(0.02)	(0.83)	(0.24)

Total dividends and distributions	(0.03)	(0.11)		(0.07)	(0.88)	(0.28)

Net asset value, end of year	$10.17	$9.14		$6.98	$11.67	$11.96

Total return	11.56%	32.58%		(39.61)%	5.05%	13.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$170,662	$157,673		$116,354	$215,406	$208,296
Ratio of expenses to average net assets:
After waivers	1.15%	1.17	%(c)	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.15%	1.10%		1.34%	1.34%	1.33%
Before waivers and fees paid indirectly	1.15%	1.17	%(c)	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers	0.34%	1.14%		0.58%	0.49%	0.47%
After waivers and fees paid indirectly	0.35%	1.22%		0.59%	0.50%	0.49%
Before waivers and fees paid indirectly	0.34%	1.14%		0.58%	0.49%	0.47%
Portfolio turnover rate	44%	85%		50%	51%	49%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

104

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Value Portfolio

	Class A
	Year Ended December 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.72	$7.21		$11.79	$12.83	$11.19

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.15	(e)	0.18 (e)	0.19 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.07	1.53		(4.58)	0.29	2.05

Total from investment operations	1.17	1.68		(4.40)	0.48	2.19

Less distributions:
Dividends from net investment income	(0.11)	(0.17)		(0.16)	(0.18)	(0.12)
Distributions from net realized gains	—	—		(0.02)	(1.34)	(0.43)

Total dividends and distributions	(0.11)	(0.17)		(0.18)	(1.52)	(0.55)

Net asset value, end of year	$9.78	$8.72		$7.21	$11.79	$12.83

Total return	13.39%	23.29%		(37.33)%	3.88%	19.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$885,584	$1,018,251		$1,180,738	$1,220,184	$914,471
Ratio of expenses to average net assets:
After fees paid indirectly	0.91%	0.82	%(c)	1.03%	1.01%	1.06%
Before fees paid indirectly	0.91%	0.93%		1.05%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.14%	2.04%		1.82%	1.44%	1.16%
Before fees paid indirectly	1.13%	1.92%		1.79%	1.38%	1.12%
Portfolio turnover rate	35%	77%		60%	77%	63%

105

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009		2008	2007		2006
Net asset value, beginning of year	$8.72	$7.21		$11.79	$12.83		$11.19

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.13	(e)	0.15 (e)	0.16	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.06	1.53		(4.57)	0.29		2.05

Total from investment operations	1.14	1.66		(4.42)	0.45		2.16

Less distributions:
Dividends from net investment income	(0.08)	(0.15)		(0.14)	(0.15)		(0.09)
Distributions from net realized gains	—	—		(0.02)	(1.34)		(0.43)

Total dividends and distributions	(0.08)	(0.15)		(0.16)	(1.49)		(0.52)

Net asset value, end of year	$9.78	$8.72		$7.21	$11.79		$12.83

Total return	13.11%	22.97%		(37.49)%	3.61%		19.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$489,324	$484,944		$439,812	$718,323		$702,312
Ratio of expenses to average net assets:
After fees paid indirectly	1.16%	1.07	%(c)	1.28%	1.26	%(c)	1.31	%(c)
Before fees paid indirectly	1.16%	1.18%		1.30%	1.32%		1.35%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.89%	1.73%		1.53%	1.18%		0.89%
Before fees paid indirectly	0.88%	1.63%		1.51%	1.12%		0.85%
Portfolio turnover rate	35%	77%		60%	77%		63%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

106

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$7.27		$5.11		$9.13		$9.04		$9.12

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	—	#(e)	(0.04	)(e)	(0.07	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.00		2.16		(3.90)		1.14		0.96

Total from investment operations	1.97		2.16		(3.94)		1.07		0.89

Less distributions:
Distributions from net realized gains	—		—		(0.08)		(0.98)		(0.97)

Net asset value, end of year	$9.24		$7.27		$5.11		$9.13		$9.04

Total return	27.10%		42.27%		(43.47)%		12.22%		9.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$78,095		$84,705		$151,539		$303,194		$230,585
Ratio of expenses to average net assets:
After reimbursements	1.04%		0.78%		1.21%		1.27%		1.26%
After reimbursements and fees paid indirectly	1.03%		0.78%		1.21%		1.27%		1.26%
Before reimbursements and fees paid indirectly	1.04%		1.07%		1.31%		1.30%		1.30%
Ratio of net investment income (loss) to average net assets:
After reimbursements	(0.43)%		(0.05)%		(0.50)%		(0.67)%		(0.74)%
After reimbursements and fees paid indirectly	(0.43)%		(0.05)%		(0.50)%		(0.67)%		(0.74)%
Before reimbursements and fees paid indirectly	(0.44)%		(0.34)%		(0.61)%		(0.70)%		(0.78)%
Portfolio turnover rate	65%		122%		128%		81%		77%

107

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$7.08		$4.99		$8.95		$8.90		$9.01

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	(0.02	)(e)	(0.05	)(e)	(0.09	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96		2.11		(3.83)		1.12		0.95

Total from investment operations	1.91		2.09		(3.88)		1.03		0.86

Less distributions:
Distributions from net realized gains	—		—		(0.08)		(0.98)		(0.97)

Net asset value, end of year	$8.99		$7.08		$4.99		$8.95		$8.90

Total return	26.98%		41.88%		(43.68)%		11.97%		9.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$464,630		$394,599		$288,031		$554,500		$543,139
Ratio of expenses to average net assets:
After reimbursements	1.29%		1.15%		1.46%		1.52%		1.51%
After reimbursements and fees paid indirectly	1.28%		1.15%		1.46%		1.52%		1.51%
Before reimbursements and fees paid indirectly	1.29%		1.32%		1.56	%(c)	1.55%		1.55%
Ratio of net investment income (loss) to average net assets:
After reimbursements	(0.67)%		(0.42)%		(0.75)%		(0.93)%		(0.99)%
After reimbursements and fees paid indirectly	(0.67)%		(0.42)%		(0.75)%		(0.93)%		(0.99)%
Before reimbursements and fees paid indirectly	(0.68)%		(0.59)%		(0.86)%		(0.96)%		(1.03)%
Portfolio turnover rate	65%		122%		128%		81%		77%

#	Per share amount is less than $0.005
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

108

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Mid Cap Value Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.12	$5.77	$9.19	$10.03	$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.11 (e)	0.06 (e)	0.02 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.98	2.47	(3.33)	— #	1.41

Total from investment operations	2.04	2.58	(3.27)	0.02	1.44

Less distributions:
Dividends from net investment income	(0.09)	(0.23)	(0.05)	—	(0.02)
Distributions from net realized gains	—	—	(0.10)	(0.86)	(1.13)

Total dividends and distributions	(0.09)	(0.23)	(0.15)	(0.86)	(1.15)

Net asset value, end of year	$10.07	$8.12	$5.77	$9.19	$10.03

Total return	25.19%	44.90%	(35.88)%	0.31%	15.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,756	$95,496	$330,996	$535,842	$387,990
Ratio of expenses to average net assets:
After reimbursements	1.02%	0.58%	1.15%	1.28%	1.30%
After reimbursements and fees paid indirectly	1.00%	0.58%	1.15%	1.28%	1.30%
Before reimbursements and fees paid indirectly	1.02%	1.04%	1.30%	1.29%	1.31%
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.64%	1.76%	0.78%	0.17%	0.25%
After reimbursements and fees paid indirectly	0.65%	1.76%	0.78%	0.17%	0.25%
Before reimbursements and fees paid indirectly	0.63%	1.29%	0.62%	0.17%	0.24%
Portfolio turnover rate	51%	95%	78%	60%	67%

109

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009		2008	2007		2006
Net asset value, beginning of year	$7.96	$5.66		$9.01	$9.87		$9.61

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.08	(e)	0.04 (e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.95	2.42		(3.25)	0.01		1.39

Total from investment operations	1.98	2.50		(3.21)	—		1.39

Less distributions:
Dividends from net investment income	(0.07)	(0.20)		(0.04)	—		—
Distributions from net realized gains	—	—		(0.10)	(0.86)		(1.13)

Total dividends and distributions	(0.07)	(0.20)		(0.14)	(0.86)		(1.13)

Net asset value, end of year	$9.87	$7.96		$5.66	$9.01		$9.87

Total return	24.86%	44.46%		(35.99)%	0.10%		14.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$553,947	$461,709		$320,011	$539,894		$599,824
Ratio of expenses to average net assets:
After reimbursements	1.27%	1.13%		1.39%	1.53%		1.55%
After reimbursements and fees paid indirectly	1.25%	1.13%		1.39%	1.53%		1.55%
Before reimbursements and fees paid indirectly	1.27%	1.29	%(c)	1.55%	1.54%		1.56	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.38%	1.25%		0.54%	(0.08)%		(0.01)%
After reimbursements and fees paid indirectly	0.39%	1.25%		0.54%	(0.08)%		(0.01)%
Before reimbursements and fees paid indirectly	0.37%	1.05%		0.38%	(0.09)%		(0.02)%
Portfolio turnover rate	51%	95%		78%	60%		67%

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

110

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Multi-Sector Bond Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$3.74	$3.56	$5.34	$5.61	$5.47

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.18 (e)	0.44 (e)	0.45 (e)	0.42 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.12	0.18	(1.72)	(0.27)	0.14

Total from investment operations	0.25	0.36	(1.28)	0.18	0.56

Less distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.50)	(0.45)	(0.42)

Total dividends and distributions	(0.11)	—	—	—	—

Net asset value, end of year	$3.88	$3.74	$3.56	$5.34	$5.61

Total return	6.79%	10.09%	(23.39)%	3.29%	10.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,731,954	$911,802	$682,451	$887,961	$855,156
Ratio of expenses to average net assets	0.70%	0.74%	0.76%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	3.20%	4.72%	8.81%	7.78%	7.45%
Portfolio turnover rate	261%	371%	155%	108%	103%

111

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$3.72		$3.55		$5.32	$5.58	$5.44

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)	0.17	(e)	0.42 (e)	0.43 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.13		0.17		(1.70)	(0.25)	0.13

Total from investment operations	0.25		0.34		(1.28)	0.18	0.54

Less distributions:
Dividends from net investment income	(0.10)		(0.17)		(0.49)	(0.44)	(0.40)

Total dividends and distributions	(0.10)		—		—	—	—

Net asset value, end of year	$3.87		$3.72		$3.55	$5.32	$5.58

Total return	6.82%		9.53%		(23.55)%	3.18%	9.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$716,263		$670,375		$623,307	$1,034,629	$1,101,281
Ratio of expenses to average net assets	0.95	%(c)	0.99	%(c)	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	2.99%		4.62%		8.46%	7.53%	7.20%
Portfolio turnover rate	261%		371%		155%	108%	103%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

112

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Growth Portfolio(d)

	Class A
	Year Ended December 31,			January 22, 2008* to December 31, 2008
	2010		2009
Net asset value, beginning of period	$6.95		$5.15	$7.61

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.01 (e)	(0.04	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.96		1.79	(2.39)

Total from investment operations	1.93		1.80	(2.43)

Less distributions:
Distributions from net realized gains	—		—	(0.03)

Net asset value, end of period	$8.88		$6.95	$5.15

Total return(b)	27.77%		34.95%	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$391,893		$315,379	$367,823
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	1.04%		0.75%	1.30	%(c)
After waivers, reimbursements and fees paid indirectly(a)	1.03%		0.75%	1.30	%(c)
Before waivers, reimbursements and fees paid indirectly(a)	1.05%		1.07%	1.35	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	(0.47)%		0.15%	(0.59)%
After waivers, reimbursements and fees paid indirectly(a)	(0.46)%		0.15%	(0.59)%
Before waivers, reimbursements and fees paid indirectly(a)	(0.47)%		(0.17)%	(0.64)%
Portfolio turnover rate	44%		116%	98%

113

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$6.92		$5.13		$8.91		$9.52		$8.76

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	(0.01	)(e)	(0.06	)(e)	(0.02	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96		1.80		(3.69)		0.33		0.95

Total from investment operations	1.91		1.79		(3.75)		0.31		0.88

Less distributions:
Distributions from net realized gains	—		—		(0.03)		(0.92)		(0.12)

Net asset value, end of year	$8.83		$6.92		$5.13		$8.91		$9.52

Total return	27.60%		34.89%		(42.21)%		3.60%		10.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$344,710		$293,221		$207,749		$392,037		$277,810
Ratio of expenses to average net assets:
After waivers and reimbursements	1.29%		1.32%		1.53%		1.47%		1.30%
After waivers, reimbursements and fees paid indirectly	1.28	%(c)	1.14%		1.48%		1.27%		1.30%
Before waivers, reimbursements and fees paid indirectly	1.30%		1.32%		1.53%		1.54%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.71)%		(0.42)%		(0.90)%		(0.39)%		(0.77)%
After waivers, reimbursements and fees paid indirectly	(0.71)%		(0.24)%		(0.85)%		(0.19)%		(0.77)%
Before waivers, reimbursements and fees paid indirectly	(0.72)%		(0.42)%		(0.90)%		(0.46)%		(0.85)%
Portfolio turnover rate	44%		116%		98%		177%		279%

*	Commencement of operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(e)	Net investment income is based on average shares outstanding.

114

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Value Portfolio

	Class A
	Year Ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of year	$8.67	$6.92	$11.23	$13.70		$13.37

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.08 (e)	0.05 (e)	0.10	(e)	0.07	(e)
Net realized and unrealized gain (loss) on investments and futures	2.12	1.77	(4.28)	(1.42)		2.09

Total from investment operations	2.16	1.85	(4.23)	(1.32)		2.16

Less distributions:
Dividends from net investment income	(0.04)	(0.10)	(0.04)	(0.07)		(0.08)
Distributions from net realized gains	—	—	(0.04)	(1.08)		(1.75)

Total dividends and distributions	(0.04)	(0.10)	(0.08)	(1.15)		(1.83)

Net asset value, end of year	$10.79	$8.67	$6.92	$11.23		$13.70

Total return	24.93%	26.76%	(37.75)%	(9.62)%		16.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$227,924	$201,332	$242,715	$628,684		$577,637
Ratio of expenses to average net assets:
After waivers and reimbursements	1.03%	1.05%	1.23%	1.07	%(c)	0.85	%(c)
After waivers, reimbursements and fees paid indirectly	1.03%	0.77%	1.17%	1.06%		0.77	%(c)
Before waivers, reimbursements and fees paid indirectly	1.04%	1.05%	1.23%	1.10%		0.85	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.45%	0.82%	0.42%	0.71%		0.40	%(c)
After waivers, reimbursements and fees paid indirectly	0.45%	1.09%	0.47%	0.72%		0.47	%(c)
Before waivers, reimbursements and fees paid indirectly	0.44%	0.82%	0.42%	0.68%		0.40	%(c)
Portfolio turnover rate	20%	63%	98%	103%		114%

115

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of year	$8.68	$6.93	$11.24	$13.71		$13.38

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.06 (e)	0.02 (e)	0.07	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	2.10	1.77	(4.27)	(1.42)		2.09

Total from investment operations	2.12	1.83	(4.25)	(1.35)		2.12

Less distributions:
Dividends from net investment income	(0.01)	(0.08)	(0.02)	(0.04)		(0.04)
Distributions from net realized gains	—	—	(0.04)	(1.08)		(1.75)

Total dividends and distributions	(0.01)	(0.08)	(0.06)	(1.12)		(1.79)

Net asset value, end of year	$10.79	$8.68	$6.93	$11.24		$13.71

Total return	24.48%	26.40%	(37.87)%	(9.84)%		16.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$645,864	$581,340	$506,586	$980,945		$1,326,859
Ratio of expenses to average net assets:
After waivers and reimbursements	1.28%	1.30%	1.48%	1.32	%(c)	1.10	%(c)
After waivers, reimbursements and fees paid indirectly	1.28%	1.03%	1.42%	1.31	%(c)	1.02	%(c)
Before waivers, reimbursements and fees paid indirectly	1.29%	1.30%	1.48%	1.35	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.20%	0.60%	0.17%	0.48%		0.15	%(c)
After waivers, reimbursements and fees paid indirectly	0.20%	0.87%	0.23%	0.50%		0.22	%(c)
Before waivers, reimbursements and fees paid indirectly	0.19%	0.60%	0.17%	0.46%		0.15	%(c)
Portfolio turnover rate	20%	63%	98%	103%		114%

(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

116

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Technology Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$11.10		$6.99		$13.18		$11.12		$10.34

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	(0.01	)(e)	(0.05	)(e)	(0.08	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.04		4.12		(6.14)		2.14		0.85

Total from investment operations	2.00		4.11		(6.19)		2.06		0.78

Net asset value, end of year	$13.10		$11.10		$6.99		$13.18		$11.12

Total return	18.02%		58.80%		(46.97)%		18.53%		7.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,776		$11,949		$7,124		$36,248		$28,469
Ratio of expenses to average net assets:
After fees paid indirectly	1.14%		1.09%		1.41%		1.41%		1.39%
Before fees paid indirectly	1.16%		1.19%		1.42%		1.42%		1.43%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.34)%		(0.08)%		(0.41)%		(0.62)%		(0.69)%
Before fees paid indirectly	(0.35)%		(0.19)%		(0.42)%		(0.63)%		(0.72)%
Portfolio turnover rate	84%		129%		148%		132%		163%

117

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$10.88		$6.86		$12.98		$10.98		$10.23

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	(0.03	)(e)	(0.07	)(e)	(0.11	)(e)	(0.10	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.99		4.05		(6.05)		2.11		0.85

Total from investment operations	1.93		4.02		(6.12)		2.00		0.75

Net asset value, end of year	$12.81		$10.88		$6.86		$12.98		$10.98

Total return	17.74%		58.60%		(47.15)%		18.21%		7.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$663,895		$602,145		$331,894		$656,676		$516,556
Ratio of expenses to average net assets:
After fees paid indirectly	1.39%		1.34%		1.66	%(c)	1.66%		1.64%
Before fees paid indirectly	1.41%		1.44%		1.67	%(c)	1.67%		1.68%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.58)%		(0.33)%		(0.73)%		(0.87)%		(0.94)%
Before fees paid indirectly	(0.60)%		(0.43)%		(0.74)%		(0.88)%		(0.97)%
Portfolio turnover rate	84%		129%		148%		132%		163%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

118

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make other shareholder inquiries, contact your financial professional, or the Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street, N.E.

Washington, D.C. 20549-1520

AXA Premier VIP Trust

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio Multimanager Multi-Sector Bond Portfolio Multimanager Small Cap Growth Portfolio Multimanager Small Cap Value Portfolio Multimanager Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2011 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2011

AXA PREMIER VIP TRUST

Class A and Class B Shares

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(180288)

Table of

2

AXA Conservative Allocation Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.62%	0.62%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement†	–0.15%	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$77	$272	$484	$1,094
Class B Shares	$102	$350	$618	$1,384

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). This Portfolio invests approximately 80% of its assets in the fixed income asset class and approximately 20% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

International Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset catagories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the portfolio’s investment objective. The Manager may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

3

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks Related to Investments In Underlying Portfolios — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

4

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
6.25% (2009 3rd Quarter)	–5.43% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (July 31, 2003)
AXA Conservative Allocation Portfolio — Class A Shares	7.59%	3.62%	4.45%
AXA Conservative Allocation Portfolio — Class B Shares	7.20%	3.35%	4.19%
S&P 500 Index	15.06%	2.29%	5.37%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.31%
MSCI EAFE Index	7.75%	2.46%	9.08%

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	July 2003
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

5

AXA Conservative-Plus Allocation Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative-Plus Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.65%	0.65%
Total Annual Portfolio Operating Expenses	0.93%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$87	$288	$507	$1,136
Class B Shares	$112	$367	$641	$1,425

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). This Portfolio invests approximately 60% of its assets in the fixed income asset class and approximately 40% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

International Equity Securities	10%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	55%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the portfolio’s investment objective. The Manager may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

6

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks Related to Investments In Underlying Portfolios — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

7

Risk/Return Bar Chart And Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
8.94% (2009 3rd Quarter)	–9.03% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (July 31, 2003)
AXA Conservative-Plus Allocation Portfolio — Class A Shares	9.24%	3.15%	4.74%
AXA Conservative-Plus Allocation Portfolio — Class B Shares	9.07%	2.91%	4.49%
S&P 500 Index	15.06%	2.29%	5.37%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.31%
MSCI EAFE Index	7.75%	2.46%	9.08%

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	July 2003
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

8

AXA Moderate Allocation Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Moderate Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.67%	0.67%
Total Annual Portfolio Operating Expenses	0.94%	1.19%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.15%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$92	$296	$516	$1,151
Class B Shares	$117	$374	$650	$1,440

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). This Portfolio invests approximately 50% of its assets in the equity asset class and approximately 50% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

International Equity Securities	15%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	45%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the portfolio’s investment objective. The Manager may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

9

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks Related to Investments In Underlying Portfolios — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

10

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
10.30% (2009 3rd Quarter)	–11.79% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio — Class A Shares	10.14%	2.89%	3.07%
AXA Moderate Allocation Portfolio — Class B Shares	9.91%	2.64%	2.82%
S&P 500 Index	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
MSCI EAFE Index	7.75%	2.46%	3.50%

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	July 2003
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

11

AXA Moderate-Plus Allocation Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Moderate-Plus Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.69%	0.69%
Total Annual Portfolio Operating Expenses	0.96%	1.21%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.20%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses ( and expenses of the Underlying Portfolios) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$305	$530	$1,177
Class B Shares	$122	$383	$664	$1,465

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). This Portfolio invests approximately 70% of its assets in the equity asset class and approximately 30% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

International Equity Securities	20%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	28%
High Yield (“Junk”) Bonds	2%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the portfolio’s investment objective. The Manager may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

12

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks Related to Investments In Underlying Portfolios — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

13

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
13.90% (2009 2nd Quarter)	–16.25% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (July 31, 2003)
AXA Moderate-Plus Allocation Portfolio — Class A Shares	11.69%	2.72%	6.02%
AXA Moderate-Plus Allocation Portfolio — Class B Shares	11.52%	2.48%	5.77%
S&P 500 Index	15.06%	2.29%	5.37%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.31%
MSCI EAFE Index	7.75%	2.46%	9.08%

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	July 2003
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14

AXA Aggressive Allocation Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Aggressive Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.72%	0.72%
Total Annual Portfolio Operating Expenses	1.00%	1.25%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$102	$318	$552	$1,225
Class B Shares	$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). This Portfolio invests approximately 90% of its assets in the equity asset class and approximately 10% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	9%
High Yield (“Junk”) Bonds	1%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the portfolio’s investment objective. The Manager may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•	Risks Related to Investments In Underlying Portfolios — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in

15

addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the sub-advisers and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

16

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
17.57% (2009 2nd Quarter)	–21.27% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (July 31, 2003)
AXA Aggressive Allocation Portfolio — Class A Shares	13.33%	2.08%	5.83%
AXA Aggressive Allocation Portfolio — Class B Shares	12.92%	1.83%	5.56%
S&P 500 Index	15.06%	2.29%	5.37%
Barclays Capital Aggregate Bond Index	6.54%	5.80%	5.31%
MSCI EAFE Index	7.75%	2.46%	9.08%

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	July 2003
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

17

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing in the “Underlying Portfolios,” which are managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

The Manager, under the oversight of AXA Premier VIP Trust’s (the “Trust”) Board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each AXA Allocation Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the portfolio invests. Subject to this asset allocation target, the Manager also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of an AXA Allocation Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

The Manager establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell an AXA Allocation Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities. The following chart describes the current asset allocation targets and target investment percentages among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Percentage of Equity	20%	40%	50%	70%	90%
•International	5%	10%	15%	20%	25%
•Large Cap	10%	20%	25%	35%	45%
•Small/Mid Cap	5%	10%	10%	15%	20%
Percentage of Fixed Income*	80%	60%	50%	30%	10%
•Investment Grade	75%	55%	45%	28%	9%
•High Yield**	5%	5%	5%	2%	1%
*	The target allocation for the investment grade and high yield fixed income asset categories may include securities of both U.S. and foreign issuers.
**	High yield fixed income assets, including high yield bonds, also are known as “junk bonds.”

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class and asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each AXA Allocation Portfolio’s holdings periodically to bring its asset allocation back into alignment with its asset allocation targets and target investment percentages. Second, the Manager will not

18

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Allocation Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by the Manager and sub-advised by one or more sub-advisers (“Advisers”), which may include affiliates of the Manager. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which a Portfolio may invest may be changed from time to time at the discretion of the Manager without notice or shareholder approval.

Investment Grade Bond

ATM Core Bond

ATM Government Bond

EQ/Intermediate Government Bond Index

EQ/Core Bond Index

EQ/Money Market

EQ/PIMCO Ultra Short Bond

Multimanager Core Bond

EQ/Global Bond PLUS

High Yield Bond

Multimanager Multi-Sector Bond

Large Cap Equities

EQ/Common Stock Index

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/GAMCO Mergers and Acquisitions

EQ/JPMorgan Value Opportunities

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Large Cap Core PLUS

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Montag & Caldwell Growth

EQ/Mutual Large Cap Equity

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

Multimanager Large Cap Core Equity

Multimanager Large Cap Value

ATM Large Cap

AXA Tactical Manager 500

Small/Mid Cap Equities

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/GAMCO Small Company Value

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Morgan Stanley Mid Cap Growth

EQ/Small Company Index

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Small Cap Growth

Multimanager Small Cap Value

ATM Mid Cap

ATM Small Cap

AXA Tactical Manager 400

AXA Tactical Manager 2000

International Equities

EQ/International Equity Index

EQ/International Value PLUS

EQ/International Core PLUS

EQ/International ETF

EQ/MFS International Growth

EQ/Oppenheimer Global

EQ/Templeton Global Equity

EQ/Global Multi-Sector Equity

Multimanager International Equity

ATM International

AXA Tactical Manager International

Please note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

19

MORE ABOUT INVESTMENT STRATEGIES & RISKS

More about Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without shareholder approval.

Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Portfolio Goals, Strategies & Risks — Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies.  Each Portfolio invests in Underlying Portfolios managed by FMG LLC and sub-advised by one or more Advisers, which may include affiliates of FMG LLC. Each Portfolio has an asset allocation target (an approximate percentage the Portfolio’s assets allocated between equity and fixed income securities as represented by the individual holdings of the Underlying Portfolios) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — international equity, large cap equity, small/mid-cap equity, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios). Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities.  Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments.  Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Portfolio Turnover.  The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.  For temporary defensive purposes, each Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each AXA Allocation Portfolio’s shares may be affected by the AXA Allocation Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each AXA Allocation Portfolio may be subject to different risks. Some of the risks of investing in the AXA Allocation Portfolios are discussed below, including the principal risks of the AXA Allocation Portfolios as discussed in “Portfolio Goals, Strategies & Risks — The Principal

20

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Risks of Investing in the Portfolio.” However, other factors may also affect each AXA Allocation Portfolio’s investment results. There is no guarantee that an AXA Allocation Portfolio will achieve its investment objective(s) or that it will not lose value.

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include high yield securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in foreign securities, the performance of the portfolio will be subject to the risks of investing in foreign securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. More information about the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus.

General Risks of the AXA Allocation Portfolios and the Underlying Portfolios

Each of the AXA Allocation Portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk.  The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Affiliated Portfolio Risk.  In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Asset Class Risk.  There is the risk that the returns from the types of securities in which a portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk.  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a portfolio’s derivatives position could lose value. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a

21

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

liquid secondary market for certain derivatives and the resulting inability of a portfolio to sell or otherwise close a derivatives position could expose a portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a portfolio’s hedging transactions will be effective.

Index Strategy Risk.  A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk.  An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leverage Risk.  When a portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impede a portfolio’s ability to pursue its objectives.

Liquidity Risk.  The risk that certain investments may be difficult or impossible for a portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk.  A portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the

22

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk.  The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a portfolio with respect to the allocation of assets between passively and actively managed portions of a portfolio and the development and implementation of the models used to manage a portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk.  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Other Investment Companies.  A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk.  A portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk.  The securities selected for a Portfolio may not perform as well as other securities that were not selected for a portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Sale Risk.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

Each AXA Allocation Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in an AXA Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of

23

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk.  The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Distressed Companies Risk.  Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Equity Risk.  In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

ETF Risk.  When a portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk.  To the extent a portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a portfolio’s shares could experience significantly greater volatility than portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk.  A portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Initial Public Offering (“IPO”) Risk.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. To the extent a portfolio

24

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as a portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Large-Cap Company Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk.  A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk.  A portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Real Estate Investing Risk.  Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

Special Situations Risk.  A portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk.  These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

25

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

In general, the performance of the Conservative Allocation, Conservative-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation and Moderate-Plus Allocation Portfolios. The risks of investing in fixed income securities may include:

Banking Industry Sector Risk.  To the extent a portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit Risk.  The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a portfolio owns do not extend to shares of the Portfolio themselves.

Convertible Securities Risk.  The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk.  Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignment Risk.  A portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk.  Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the

26

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- and asset-backed securities held by a portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk.  A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each AXA Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in an AXA Allocation Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Securities Risk.  Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Depository Receipts — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts

27

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

also may not carry the same voting privileges as sponsored depositary receipts.

•

Emerging Markets Risk — Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

•

Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

•

Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

28

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	•Credit Risk •Index Strategy Risk •Interest Rate Risk •Investment Grade Securities Risk •Zero Coupon and Pay-in Kind Securities Risk
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.	•Credit Risk •Index Strategy Risk •Interest Rate Risk •Investment Grade Securities Risk
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	•Banking Industry Sector Risk •Credit Risk •Foreign Securities Risk •Interest Rate Risk •Loan Participation and Assignments Risk •Mortgage-Backed and Asset-Backed Securities Risk •Money Market Risk

29

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The average portfolio duration will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

•Credit Risk

•Derivatives Risk

•Equity Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leverage Risk

•Loan Participation and Assignments Risk

•Mortgage-Backed and Asset-Backed Securities Risk

•Portfolio Turnover Risk

Multimanager Core Bond Portfolio	Seeks to achieve a balance of a high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Affiliated Portfolio Risk

•Credit Risk

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Foreign Securities Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leverage Risk

•Mortgage-Backed and Asset-Backed Securities Risk

•New Fund Risk

•Portfolio Turnover Risk

•Risks of Investing in Other Investment Companies

EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in exchange-traded funds and derivatives such as futures and options.

•Credit Risk

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Exchange-Traded Fund Risk

•Foreign Securities Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Junk Bonds or Lower Rated Securities Risk

•Leverage Risk

•Mortgage-Backed and Asset-Backed Securities Risk

•Portfolio Turnover Risk

30

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•Credit Risk

•Derivatives Risk

•Exchange Traded Funds Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leveraging Risk

•Liquidity Risk

•Risks Related to Investments In Other Investment Companies

•Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•Credit Risk

•Derivatives Risk

•Exchange Traded Funds Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leveraging Risk

•Liquidity Risk

•Risks of Investing In Other Investment Companies

•Short Sales Risk

•Zero Coupon and Pay-in Kind Securities Risk

LARGE CAP EQUITIES
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	•Equity Risk •Index Strategy Risk •Large-Cap Company Risk •Mid-Cap and Small-Cap Company Risk

31

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index at the time of initial investment. The Portfolio seeks to hold all securities in the index in the exact weight each security represents in the index.	•Equity Risk •Index Strategy Risk •Investment Style Risk •Large-Cap Company Risk
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Investment Style Risk •Large-Cap Company Risk •Leveraging Risk •Portfolio Turnover Risk
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment values.	•Currency Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large-capitalization companies.	•Currency Risk •Depositary Receipts Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Large-Cap Company Risk

32

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Capital Guardian Growth Portfolio	Seeks to achieve long-term growth of capital.	The Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio normally will be invested primarily in common stocks or other equity securities of companies with market capitalization greater than $1.5 billion at the time of purchase.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap and Small-Cap Company Risk
EQ/Capital Guardian Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Foreign Securities Risk •Large-Cap Company Risk •Mid-Cap and Small-Cap Company Risk
EQ/Davis New York Venture Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, including depositary receipts, and to invest in non-equity securities. The Portfolio may invest a significant portion of its assets in the financial services sector.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Financial Services Sector Risk •Foreign Securities Risk •Large-Cap Company Risk •Special Situations Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	•Equity Risk •Index Strategy Risk •Large-Cap Company Risk

33

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Wells Fargo Omega Growth Portfolio (formerly EQ/Wells Fargo Advantage Omega Growth Portfolio)	Seeks to achieve long-term capital growth.	The Portfolio invests primarily in common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management.	•Currency Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap and Small-Cap Company Risk •Portfolio Turnover Risk
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in equity securities of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

•Currency Risk

•Emerging Markets Risk

•Equity Risk

•Focused Portfolio Risk

•Foreign Securities Risk

•Large-Cap Company Risk

•Portfolio Turnover Risk

•Mid-Cap and Small-Cap Company Risk

•Special Situations Risk

EQ/JPMorgan Value Opportunities Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For the purposes of this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Adviser employs a value-oriented investment approach.	•Currency Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap Company Risk
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index in the exact weight each represents in that index, although, in certain instances, a sampling approach may be used. The Portfolio also may invest in derivatives such as futures and options.	•Equity Risk •Index Strategy Risk •Investment Style Risk •Large-Cap Company Risk

34

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Lord Abbett Growth and Income Portfolio	Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.	The Portfolio primarily invests in the equity securities of large, seasoned U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. For the purposes of this Portfolio, a large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk
EQ/Lord Abbett Large Cap Core Portfolio	Seeks to achieve capital appreciation and growth of income with reasonable risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. For the purposes of this Portfolio, a large company is defined as having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Foreign Securities Risk •Large-Cap Company Risk
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Investment Style Risk •Large-Cap Company Risk •Leveraging Risk •Mid-Cap Company Risk
EQ/Montag & Caldwell Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large-capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk

35

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mutual Large Cap Equity Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Credit Risk

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Distressed Companies Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Interest Rate Risk

•Index Strategy Risk

•Junk Bonds and Lower Rated Securities Risk

•Large-Cap Company Risk

•Leveraging Risk

•Mid-Cap and Small-Cap Company Risk

•Special Situations Risk

EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in the equity securities of large-cap companies. For purposes of this Portfolio, large-cap companies are companies with market capitalization larger than the median market cap of companies in the Russell 1000 Growth Index.	•Currency Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Special Situations Risk
EQ/UBS Growth and Income Portfolio	Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large-

capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For purposes of this Portfolio, large-capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.

•Equity Risk •Large-Cap Company Risk

36

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Van Kampen Comstock Portfolio	Seeks to achieve capital growth and income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in other types of equity securities.

•Credit Risk

•Currency Risk

•Depositary Receipts Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Investment Style Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Large-Cap Company Risk

•Mid-Cap and Small-Cap Company Risk

•Real Estate Investing Risk

EQ/Large Cap Core PLUS Portfolio	Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Exchange Traded Fund Risk

•Foreign Securities Risk

•Index Strategy Risk

•Large-Cap Company Risk

•Leveraging Risk

•Portfolio Turnover Risk

EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Exchange Traded Fund Risk

•Foreign Securities Risk

•Index Strategy Risk

•Investment Style Risk

•Large-Cap Company Risk

•Leveraging Risk

•Portfolio Turnover Risk

37

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Currency Risk •Derivatives Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Index Strategy Risk •Large-Cap Company Risk •Leverage Risk
Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies within the range of the S&P 500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Index Strategy Risk •Large-Cap Company Risk •Leverage Risk
Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies within the range of the Russell 1000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Index Strategy Risk •Investment Style Risk •Large-Cap Company Risk •Leverage Risk

38

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Large Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Large-Cap Company Risk •Leveraging Risk •Non-Diversification Risk •Short Sales Risk
AXA Tactical Manager 500 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Large-Cap Company Risk •Leveraging Risk •Non-Diversification Risk •Short Sales Risk
HIGH YIELD BOND
Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices.

•Credit Risk

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Foreign Securities Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leverage Risk

•Junk Bonds or Lower-Rated Securities Risk

•Mortgage-Backed and Asset-Backed Securities Risk

•Portfolio Turnover Risk

39

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SMALL/MID CAP EQUITIES
EQ/AllianceBernstein Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (currently considered by the Adviser to mean companies with market capitalizations in the range of the Russell 2500 Index at the time of purchase). The Portfolio invests primarily in U.S. common stocks and other equity type securities issued by smaller companies with favorable growth prospects.	•Equity Risk •Investment Style Risk •Portfolio Turnover Risk •Small-Cap Company Risk •Special Situations Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically will hold all 400 securities in the S&P MidCap 400 Index in the exact weight each represents in that index although, in certain circumstances, a sampling approach may be utilized.	•Equity Risk •Index Strategy Risk •Mid-Cap Company Risk
EQ/AXA Franklin Small Cap Value Core Portfolio	Seeks to achieve long-term total return.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase.

The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Equity Risk •Derivatives Risk •Index Strategy Risk •Investment Style Risk •Leveraging Risk •Small-Cap Company Risk

40

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small-capitalization companies. Small-capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment. The Adviser utilizes a value-oriented investment style.	•Currency Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Small-Cap Company Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	•Equity Risk •Index Strategy Risk •Small-Cap Company Risk
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Exchange Traded Funds Risk

•Foreign Securities Risk

•Index Strategy Risk

•Investment Style Risk

•Leveraging Risk

•Mid-Cap Company Risk

EQ/Morgan Stanley Mid Cap Growth Portfolio	Seeks to achieve capital growth.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). For purposes of this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Growth Index.	•Currency Risk •Depositary Receipts Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Mid-Cap Company Risk

41

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Index Strategy Risk •Investment Style Risk •Leverage Risk •Mid-Cap Company Risk
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell MidCap Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Derivatives Risk •Equity Risk •Index Strategy Risk •Investment Style Risk •Leverage Risk •Mid-Cap Company Risk
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Index Strategy Risk

•Investment Style Risk

•Leverage Risk

•Portfolio Turnover Risk

•Small-Cap Company Risk

42

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Index Strategy Risk

•Investment Style Risk

•Leverage Risk

•Portfolio Turnover Risk

•Small-Cap Company Risk

ATM Mid Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies, including securities included in the Standard & Poor’s MidCap 400 Index (“S&P 400”).	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Leveraging Risk •Mid-Cap Company Risk •Non-Diversification Risk •Short Sales Risk

43

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Small Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Leveraging Risk •Liquidity Risk •Non-Diversification Risk •Short Sales Risk •Small-Cap Company Risk
AXA Tactical Manager 400 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies, including securities included in the S&P 400.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Leveraging Risk •Mid-Cap Company Risk •Non-Diversification Risk •Short Sales Risk
AXA Tactical Manager 2000 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	•Derivatives Risk •Equity Risk •Exchange Traded Funds Risk •Index Strategy Risk •Leveraging Risk •Non-Diversification Risk •Short Sales Risk •Small-Cap Company Risk

44

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL EQUITIES
EQ/International Equity Index (formerly EQ/AllianceBernstein International Portfolio)

Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index (“Composite Index”).

Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the indexes included in the Composite Index. The Portfolio’s investments will be selected by a stratified sampling construction process in which the Adviser selects a subset of the companies represented in each index based on the Adviser’s analysis of key risk factors and other characteristics.

•Currency Risk •Equity Risk •Foreign Securities Risk •Index Strategy Risk •Large-Cap Company Risk
EQ/International Value PLUS (formerly EQ/BlackRock International Value Portfolio)	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The active allocated portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio also may invest in exchange-traded funds and derivatives such as futures and options.

•Currency Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Exchange Traded Funds Risk

•Foreign Securities Risk

•Index Strategy Risk

•Investment Style Risk

•Large-Cap Company Risk

•Leveraging Risk

EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests up to 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.	•Currency Risk •Emerging Markets Risk •Equity Risk •Exchange Traded Funds Risk •Foreign Securities Risk

45

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/MFS International Growth Portfolio (formerly EQ/International Growth Portfolio)	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies including emerging markets equity securities. The Portfolio may invest a relatively high percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Advisers focus on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

•Currency Risk

•Depositary Receipts Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Geographic Risk

•Investment Style Risk

•Large-Cap Company Risk

•Mid-Cap and Small-Cap Company Risk

•Portfolio Turnover Risk

EQ/Oppenheimer Global Portfolio	Seeks to achieve capital appreciation.	The Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including developing or emerging markets.	•Currency Risk •Depositary Receipts Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap Company Risk •Special Situations Risk
EQ/Templeton Global Equity Portfolio	Seeks to achieve long-term capital growth.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. Under normal circumstances, the active allocated portion invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The index allocated portion is allocated between two sub-portions, which seek to track the performance (before fees and expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

•Credit Risk

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Index Strategy Risk

•Interest Rate Risk

•Large-Cap Company Risk

•Leveraging Risk

•Mid-Cap Company Risk

46

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Global Multi-Sector Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Emerging Markets Risk

•Equity Risk

•Foreign Securities Risk

•Index Strategy Risk

•Large-Cap Company Risk

•Leveraging Risk

•Portfolio Turnover Risk

EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	•Currency Risk •Derivatives Risk •Equity Risk •Exchange Trades Funds Risk •Foreign Securities Risk •Index Strategy Risk •Large-Cap Company Risk •Leveraging Risk •Mid-Cap and Small-Capitalization Risk
Multimanager International Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	•Currency Risk •Derivatives Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Index Strategy Risk •Large-Cap Company Risk •Leverage Risk •Mid-Cap and Small-Cap Company Risk

47

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM International Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index®, FTSE 100 Index and the Tokyo Stock Price Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Equity Risk

•Exchange Traded Funds Risk

•Foreign Securities Risk

•Geographic Risk

•Index Strategy Risk

•Leveraging Risk

•Non-Diversification Risk

•Political/Economic Risk

•Regulatory Risk

•Settlement Risk

•Short Sales Risk

•Transaction Costs Risk

AXA Tactical Manager International Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the MSCI EAFE Index or a combination of the ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index®, FTSE 100 Index and the Tokyo Stock Price Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•Currency Risk

•Depositary Receipts Risk

•Derivatives Risk

•Equity Risk

•Exchange Traded Funds Risk

•Foreign Securities Risk

•Geographic Risk

•Index Strategy Risk

•Leveraging Risk

•Non-Diversification Risk

•Political/Economic Risk

•Regulatory Risk

•Settlement Risk

•Short Sales Risk

•Transaction Costs Risk

48

MANAGEMENT TEAM

The Manager

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among twenty (20) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the five (5) AXA Allocation Portfolios of the Trust.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager is responsible for the general management and administration of the Trust and the day-to-day management of the AXA Allocation Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, the Manager will periodically establish specific percentage targets for each asset class and asset category and identify the specific Underlying Portfolios to be held by an AXA Allocation Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager also will rebalance each AXA Allocation Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range.

As noted above, the Manager has the authority to select and substitute Underlying Portfolios. The Manager may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios.

A committee of FMG LLC investment personnel manages each AXA Allocation Portfolio.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, he has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds currently managed by FMG LLC, including the AXA Allocation Portfolios. Prior to June 1, 2007 Mr. Kozlowski has served as Chief Financial Officer of the Trust since December 2002.
Alwi Chan, CFA	Mr. Chan is a Vice President of FMG LLC since May 2011 and has served as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.
Xavier Poutas, CFA®	Mr. Poutas is an Assistant Portfolio Manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the AXA Allocation Portfolios is available in the Trust’s SAI.

While day-to-day management of the Portfolios currently is provided by the Manager, the Manager may hire Advisers to provide day-to-day portfolio management for a Portfolio in the future. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board and without obtaining shareholder approval. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board and has discretion to allocate a Portfolio’s assets among its current Advisers (if applicable). If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act)

49

MANAGEMENT TEAM

The Manager (cont’d)

(“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the AXA Allocation Portfolios is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

Each AXA Allocation Portfolio pays a fee to FMG LLC for management services. For the fiscal year ended December 31, 2010, each Portfolio paid a fee at an annual rate of 0.10% of the average daily net assets of the portfolio. Effective August 1, 2010, each Portfolio pays to FMG LLC a contractual fee at an annual rate of 0.10% of the Portfolio’s average daily net assets up to and including $12 billion, 0.095% of the average daily net assets over $12 billion and up to and including $15 billion and 0.09% of the average daily net assets thereafter.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% of the Portfolio’s average daily net assets up to and including $15 billion, 0.125% of the Portfolio’s average daily net assets over $15 billion up to and including $20 billion, and 0.10% of the Portfolio’s average daily net assets over $20 billion, plus $32,500 annually. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio. In this connection, FMG LLC’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses (including acquired fund fees and expenses) of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), do not exceed the following annualized rates:

AXA Conservative Allocation Portfolio		AXA Conservative-Plus Allocation Portfolio
CLASS A SHARES	CLASS B SHARES	CLASS A SHARES	CLASS B SHARES
0.75%	1.00%	0.85%	1.10%

AXA Moderate Allocation Portfolio		AXA Moderate-Plus Allocation Portfolio
CLASS A SHARES	CLASS B SHARES	CLASS A SHARES	CLASS B SHARES
0.90%	1.15%	0.95%	1.20%

AXA Aggressive Allocation Portfolio
CLASS A SHARES	CLASS B SHARES
1.00%	1.25%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the AXA Allocation Portfolio’s expense ratio and such reimbursements do not exceed the AXA Allocation Portfolio’s expense cap, except that the Manager may not be reimbursed the amounts of any payments or waivers to the AXA Allocation Portfolios for periods prior to January 1, 2009. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

50

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., Multimanager International Equity Portfolio, EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio) or high-yield securities (e.g., Multimanager Multi-Sector Bond Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

51

PORTFOLIO SERVICES (cont’d)

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of shares of portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to the following schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

52

PORTFOLIO SERVICES (cont’d)

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

An Underlying Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Generally, other portfolio securities and assets of the AXA Allocation Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the portfolio’s Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds held by a portfolio (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith under the direction of the portfolio’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small-capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

53

PORTFOLIO SERVICES (cont’d)

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate corporation and intends to continue to qualify to be treated as a regulated investment company for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a portfolio invests in foreign securities or holds (and certain other requirements) foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and separate accounts investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The AXA Allocation Portfolios are distributed by AXA Distributors, LLC an affiliate of FMG LLC (the “Distributor”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Distributor for promoting, selling and servicing shares of the AXA Allocation Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class B shares is 0.25% of the average daily net assets attributable to Class B shares. Because these fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time, these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Advisers in connection with the distribution of the Contracts.

54

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. companies deemed by Standard and Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s Investors Service, Inc., and BBB- or better by S&P and Fitch Rafungs, Ltd., have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

55

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the tables below is for the past five (5) years. The information below has been derived from the financial statements of each AXA Allocation Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each AXA Allocation Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA Conservative Allocation Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.51		$9.13		$10.90	$10.87	$10.69

Income (loss) from investment operations:
Net investment income (loss)(x)	0.19	(e)	0.33	(e)	0.53 (e)	0.47 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments	0.53		0.59		(1.71)	0.18	0.30

Total from investment operations	0.72		0.92		(1.18)	0.65	0.71

Less distributions:
Dividends from net investment income	(0.24)		(0.24)		(0.46)	(0.43)	(0.38)
Distributions from net realized gains	(0.43)		(0.30)		(0.13)	(0.19)	(0.15)

Total dividends and distributions	(0.67)		(0.54)		(0.59)	(0.62)	(0.53)

Net asset value, end of year	$9.56		$9.51		$9.13	$10.90	$10.87

Total return	7.59%		10.07%		(10.79)%	6.11%	6.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,959		$28,327		$13,472	$9,015	$4,999
Ratio of expenses to average net assets:
After waivers(f)	0.13	%(j)	0.11	%(j)	0.10%	0.10%	0.10%
Before waivers(f)	0.28%		0.29%		0.30%	0.31%	0.32%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.91%		3.44%		5.12%	4.17%	3.80%
Before waivers(f)(x)	1.77%		3.25%		4.92%	3.96%	3.58%
Portfolio turnover rate	50%		79%		59%	39%	55%

56

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.52		$9.13		$10.90	$10.87	$10.69

Income (loss) from investment operations:
Net investment income (loss)(x)	0.17	(e)	0.22	(e)	0.58 (e)	0.45 (e)	0.38 (e)
Net realized and unrealized gain (loss) on investments	0.52		0.68		(1.78)	0.17	0.30

Total from investment operations	0.69		0.90		(1.20)	0.62	0.68

Less distributions:
Dividends from net investment income	(0.22)		(0.21)		(0.44)	(0.40)	(0.35)
Distributions from net realized gains	(0.43)		(0.30)		(0.13)	(0.19)	(0.15)

Total dividends and distributions	(0.65)		(0.51)		(0.57)	(0.59)	(0.50)

Net asset value, end of year	$9.56		$9.52		$9.13	$10.90	$10.87

Total return	7.20%		9.90%		(11.02)%	5.74%	6.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,154,365		$2,035,540		$1,443,563	$585,489	$339,978
Ratio of expenses to average net assets:
After waivers(f)	0.38	%(j)	0.36	%(j)	0.35%	0.35%	0.35%
Before waivers(f)	0.53%		0.54%		0.55%	0.56%	0.57%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.71%		2.30%		5.69%	4.02%	3.48%
Before waivers(f)(x)	1.56%		2.12%		5.50%	3.81%	3.26%
Portfolio turnover rate	50%		79%		59%	39%	55%

(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.75% for Class A and 1.00% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

57

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.27		$8.73		$11.59	$11.61	$11.16

Income (loss) from investment operations:
Net investment income (loss)(x)	0.14	(e)	0.24	(e)	0.44 (e)	0.43 (e)	0.36 (e)
Net realized and unrealized gain (loss) on investments	0.71		1.05		(2.65)	0.23	0.65

Total from investment operations	0.85		1.29		(2.21)	0.66	1.01

Less distributions:
Dividends from net investment income	(0.22)		(0.20)		(0.38)	(0.42)	(0.36)
Distributions from net realized gains	(0.29)		(0.55)		(0.27)	(0.26)	(0.20)

Total dividends and distributions	(0.51)		(0.75)		(0.65)	(0.68)	(0.56)

Net asset value, end of year	$9.61		$9.27		$8.73	$11.59	$11.61

Total return	9.24%		14.78%		(19.24)%	5.73%	9.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$63,455		$67,465		$42,358	$10,943	$5,544
Ratio of expenses to average net assets:
After waivers(f)	0.20	%(j)	0.18	%(j)	0.10%	0.10%	0.10%
Before waivers(f)	0.28%		0.30%		0.30%	0.29%	0.28%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.48%		2.56%		4.29%	3.58%	3.10%
Before waivers(f)(x)	1.41%		2.45%		4.10%	3.39%	2.91%
Portfolio turnover rate	33%		75%		51%	21%	20%

58

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007	2006
Net asset value, beginning of year	$9.27		$8.73		$11.59		$11.61	$11.16

Income (loss) from investment operations:
Net investment income (loss)(x)	0.13	(e)	0.17	(e)	0.35	(e)	0.37 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments	0.71		1.09		(2.58)		0.26	0.64

Total from investment operations	0.84		1.26		(2.23)		0.63	0.97

Less distributions:
Dividends from net investment income	(0.20)		(0.17)		(0.36)		(0.39)	(0.32)
Distributions from net realized gains	(0.29)		(0.55)		(0.27)		(0.26)	(0.20)

Total dividends and distributions	(0.49)		(0.72)		(0.63)		(0.65)	(0.52)

Net asset value, end of year	$9.62		$9.27		$8.73		$11.59	$11.61

Total return	9.07%		14.48%		(19.45)%		5.46%	8.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,003,775		$1,867,749		$1,369,870		$1,150,399	$809,200
Ratio of expenses to average net assets:
After waivers(f)	0.45	%(j)	0.43	%(j)	0.35%		0.35%	0.35%
Before waivers(f)	0.53%		0.55%		0.55	%(c)	0.54%	0.53%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.35%		1.90%		3.37%		3.07%	2.84%
Before waivers(f)(x)	1.28%		1.79%		3.18%		2.88%	2.65%
Portfolio turnover rate	33%		75%		51%		21%	20%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class A and 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

59

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$12.80		$11.82		$17.10	$16.93	$15.88

Income (loss) from investment operations:
Net investment income (loss)(x)	0.18	(e)	0.23	(e)	0.48 (e)	0.45 (e)	0.39 (e)
Net realized and unrealized gain (loss) on investments	1.11		1.82		(4.57)	0.65	1.29

Total from investment operations	1.29		2.05		(4.09)	1.10	1.68

Less distributions:
Dividends from net investment income	(0.32)		(0.21)		(0.57)	(0.60)	(0.49)
Distributions from net realized gains	(0.32)		(0.86)		(0.62)	(0.33)	(0.14)

Total dividends and distributions	(0.64)		(1.07)		(1.19)	(0.93)	(0.63)

Net asset value, end of year	$13.45		$12.80		$11.82	$17.10	$16.93

Total return	10.14%		17.34%		(24.29)%	6.56%	10.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,881,375		$2,775,033		$2,494,212	$3,143,322	$3,103,418
Ratio of expenses to average net assets:
After waivers(f)	0.23	%(j)	0.21	%(j)	0.10%	0.10%	0.10%
Before waivers(f)	0.27%		0.28%		0.27%	0.27%	0.27%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.39%		1.85%		3.19%	2.58%	2.36%
Before waivers(f)(x)	1.36%		1.78%		3.02%	2.41%	2.20%
Portfolio turnover rate	26%		71%		34%	9%	19%

60

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008		2007	2006
Net asset value, beginning of year	$12.72		$11.76		$17.01		$16.84	$15.79

Income (loss) from investment operations:
Net investment income (loss)(x)	0.15	(e)	0.21	(e)	0.48	(e)	0.45 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	1.10		1.78		(4.57)		0.60	1.26

Total from investment operations	1.25		1.99		(4.09)		1.05	1.63

Less distributions:
Dividends from net investment income	(0.28)		(0.17)		(0.54)		(0.55)	(0.44)
Distributions from net realized gains	(0.32)		(0.86)		(0.62)		(0.33)	(0.14)

Total dividends and distributions	(0.60)		(1.03)		(1.16)		(0.88)	(0.58)

Net asset value, end of year	$13.37		$12.72		$11.76		$17.01	$16.84

Total return	9.91%		16.95%		(24.46)%		6.31%	10.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,291,295		$7,830,939		$5,897,027		$6,289,959	$4,867,869
Ratio of expenses to average net assets:
After waivers(f)	0.48	%(j)	0.46	%(j)	0.35%		0.35%	0.35%
Before waivers(f)	0.52%		0.53%		0.52	%(c)	0.52%	0.52%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.16%		1.69%		3.23%		2.57%	2.26%
Before waivers(f)(x)	1.13%		1.62%		3.05%		2.40%	2.09%
Portfolio turnover rate	26%		71%		34%		9%	19%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class A and 1.15% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

61

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$ 9.70		$ 8.76		$ 13.95	$ 13.89	$ 12.60

Income (loss) from investment operations:
Net investment income (loss)(x)	0.10	(e)	0.15	(e)	0.25 (e)	0.32 (e)	0.32 (e)
Net realized and unrealized gain (loss) on investments	1.03		1.80		(4.55)	0.60	1.52

Total from investment operations	1.13		1.95		(4.30)	0.92	1.84

Less distributions:
Dividends from net investment income	(0.20)		(0.15)		(0.28)	(0.43)	(0.33)
Distributions from net realized gains	(0.28)		(0.86)		(0.61)	(0.43)	(0.22)

Total dividends and distributions	(0.48)		(1.01)		(0.89)	(0.86)	(0.55)

Net asset value, end of year	$ 10.35		$ 9.70		$ 8.76	$ 13.95	$ 13.89

Total return	11.69%		22.34%		(31.63)%	6.68%	14.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$324,712		$283,013		$225,734	$198,686	$100,459
Ratio of expenses to average net assets:
After waivers(f)	0.26	%(j)	0.23	%(j)	0.10%	0.10%	0.10%
Before waivers(f)	0.27%		0.28%		0.27%	0.27%	0.27%
Ratio of net investment income to average net assets:
After waivers(f)(x)	1.01%		1.57%		2.17%	2.20%	2.38%
Before waivers(f)(x)	1.00%		1.52%		2.00%	2.03%	2.22%
Portfolio turnover rate	20%		88%		35%	8%	4%

62

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.70		$8.76		$13.95	$13.89	$12.60

Income (loss) from investment operations:
Net investment income (loss)(x)	0.07	(e)	0.12	(e)	0.21 (e)	0.26 (e)	0.26 (e)
Net realized and unrealized gain (loss) on investments	1.04		1.81		(4.54)	0.62	1.55

Total from investment operations	1.11		1.93		(4.33)	0.88	1.81

Less distributions:
Dividends from net investment income	(0.17)		(0.13)		(0.25)	(0.39)	(0.30)
Distributions from net realized gains	(0.28)		(0.86)		(0.61)	(0.43)	(0.22)

Total dividends and distributions	(0.45)		(0.99)		(0.86)	(0.82)	(0.52)

Net asset value, end of year	$10.36		$9.70		$8.76	$13.95	$13.89

Total return	11.52%		22.03%		(31.81)%	6.41%	14.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,240,547		$11,531,037		$8,914,572	$10,665,262	$6,607,618
Ratio of expenses to average net assets:
After waivers(f)	0.51	%(j)	0.48	%(j)	0.35%	0.35%	0.35%
Before waivers(f)	0.52%		0.53%		0.52%	0.52%	0.52%
Ratio of net investment income to average net assets:
After waivers(f)(x)	0.73%		1.31%		1.83%	1.83%	1.95%
Before waivers(f)(x)	0.72%		1.26%		1.65%	1.66%	1.79%
Portfolio turnover rate	20%		88%		35%	8%	4%

(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class A and 1.20% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

63

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A
	Year Ended December 31,

	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.20		$8.15		$14.68	$14.71	$12.96

Income (loss) from investment operations:
Net investment income (loss)(x)	0.06	(e)	0.10	(e)	0.15 (e)	0.22 (e)	0.24 (e)
Net realized and unrealized gain (loss) on investments	1.16		2.15		(5.71)	0.71	2.10

Total from investment operations	1.22		2.25		(5.56)	0.93	2.34

Less distributions:
Dividends from net investment income	(0.18)		(0.12)		(0.19)	(0.40)	(0.30)
Distributions from net realized gains	(0.22)		(1.08)		(0.78)	(0.56)	(0.29)

Total dividends and distributions	(0.40)		(1.20)		(0.97)	(0.96)	(0.59)

Net asset value, end of year	$10.02		$9.20		$8.15	$14.68	$14.71

Total return	13.33%		27.56%		(39.05)%	6.43%	18.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$114,201		$97,335		$75,827	$97,742	$51,217
Ratio of expenses to average net assets:
After waivers(f)	0.28	%(j)	0.24	%(j)	0.10%	0.10%	0.10%
Before waivers(f)	0.28%		0.29%		0.28%	0.27%	0.28%
Ratio of net investment income to average net assets:
After waivers(f)(x)	0.67%		1.18%		1.27%	1.41%	1.72%
Before waivers(f)(x)	0.67%		1.14%		1.09%	1.23%	1.54%
Portfolio turnover rate	15%		102%		39%	10%	6%

64

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,

	2010		2009		2008	2007	2006
Net asset value, beginning of year	$9.21		$8.15		$14.68	$14.71	$12.96

Income (loss) from investment operations:
Net investment income (loss)(x)	0.04	(e)	0.08	(e)	0.14 (e)	0.18 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments	1.14		2.15		(5.72)	0.71	2.13

Total from investment operations	1.18		2.23		(5.58)	0.89	2.31

Less distributions:
Dividends from net investment income	(0.15)		(0.09)		(0.17)	(0.36)	(0.27)
Distributions from net realized gains	(0.22)		(1.08)		(0.78)	(0.56)	(0.29)

Total dividends and distributions	(0.37)		(1.17)		(0.95)	(0.92)	(0.56)

Net asset value, end of year	$10.02		$9.21		$8.15	$14.68	$14.71

Total return	12.92%		27.37%		(39.21)%	6.16%	17.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,578,099		$3,306,507		$2,426,997	$3,038,613	$1,595,326
Ratio of expenses to average net assets:
After waivers(f)	0.53	%(j)	0.50	%(j)	0 .35%	0.35%	0.35%
Before waivers(f)	0.53%		0.54%		0.53%	0.52%	0.53%
Ratio of net investment income to average net assets:
After waivers(f)(x)	0.39%		0.97%		1.18%	1.17%	1.30%
Before waivers(f)(x)	0.39%		0.93%		1.01%	1.00%	1.12%
Portfolio turnover rate	15%		102%		39%	10%	6%

(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class A and 1.25% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

65

If you would like more information about the AXA Allocation Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or make other shareholder inquiries, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-1520

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2011 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2011

AXA PREMIER VIP TRUST

Class A and Class B Shares

Target Allocation Portfolios

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(180362)

Table of

Target 2015 Allocation Portfolio — Class A and B Shares

INVESTMENT OBJECTIVE:

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2015 Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (Rule 12b-1 fees)	None	0.25%
Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.60%	0.60%
Total Annual Portfolio Operating Expenses	1.06%	1.31%
Fee Waiver and/or Expense Reimbursement†	–0.11%	–0.11%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.20%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares and 0.60% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$326	$574	$1,284
Class B Shares	$122	$404	$708	$1,569

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2015 as the specific year of planned retirement (the “retirement year”). The retirement year also assumes that an investor retires at age 65. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset mix will become relatively static. The asset classes in which the Portfolio may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this prospectus.

Target 2015 Allocation Portfolio Asset Allocations

Approximate Number of Years Before/After Retirement	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	42%	35%	30%	15%
International Equity	18%	15%	10%	5%
Fixed Income
(including domestic and foreign investment grade and high yield or “junk” bonds, and short term investments such as money market instruments)	40%	50%	60%	80%

3

The following chart illustrates how the asset mix of the Portfolio will vary over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

As of December 31, 2010, the Portfolio’s asset mix was approximately 38.7% to domestic equity, 23.3% to international equity, and 38% to fixed income (fixed income allocations may include domestic and foreign investment grade bonds and high yield or “junk” bonds as well as short term investments such as money market instruments). The Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

The Manager establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Manager will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, the Manager generally will use cash flows, and periodically will rebalance, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your Contract and an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Other Investment Companies — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the investment sub-adviser (“Adviser”) and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

4

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the portfolio’s average annual total returns for the past year and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
13.05% (2009 2nd Quarter)	–15.22% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
Target 2015 Allocation Portfolio — Class A	11.02%	1.84%
Target 2015 Allocation Portfolio — Class B	10.61%	1.58%
S&P 500 Index	15.06%	1.32%
MSCI EAFE Index	7.75%	–0.28%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.19%

5

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	September 2006
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6

Target 2025 Allocation Portfolio — Class A and B Shares

INVESTMENT OBJECTIVE:

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2025 Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (Rule 12b-1 fees)	None	0.25%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%
Total Annual Portfolio Operating Expenses	1.03%	1.28%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	1.18%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares and 0.60% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$95	$318	$559	$1,250
Class B Shares	$120	$396	$693	$1,536

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2025 as the specific year of planned retirement (the “retirement year”). The retirement year also assumes that an investor retires at age 65. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset mix will become relatively static. The asset classes in which the Portfolio may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this prospectus.

Target 2025 Allocation Portfolio Asset Allocations

Approximate Number of Years Before/After Retirement	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	54%	50%	42%	35%	30%	15%
International Equity	22%	20%	18%	15%	10%	5%
Fixed Income
(including domestic and foreign investment grade and high yield or “junk” bonds, and short term investments such as money market instruments)	24%	30%	40%	50%	60%	80%

7

The following chart illustrates how the asset mix of the Portfolio will vary over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

As of December 31, 2010, the Portfolio’s asset mix was approximately 50.3% to domestic equity, 26.1% to international equity, and 23.6% to fixed income (fixed income allocations may include domestic and foreign investment grade bonds and high yield or “junk” bonds as well as short term investments such as money market instruments). The Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

The Manager establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Manager will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, the Manager generally will use cash flows, and periodically will rebalance, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your Contract and an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Other Investment Companies — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the investment sub-adviser (“Adviser”) and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

8

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past year and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
15.47% (2009 2nd Quarter)	–18.39% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
Target 2025 Allocation Portfolio — Class A	12.11%	1.27%
Target 2025 Allocation Portfolio — Class B	11.95%	1.04%
S&P 500 Index	15.06%	1.32%
MSCI EAFE Index	7.75%	–0.28%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.19%

9

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	September 2006
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10

Target 2035 Allocation Portfolio — Class A and B Shares

INVESTMENT OBJECTIVE:

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2035 Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (Rule 12b-1 fees)	None	0.25%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%	0.57%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Fee Waiver and/or Expense Reimbursement†	–0.25%	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.17%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares and 0.60% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$94	$347	$620	$1,398
Class B Shares	$119	$425	$753	$1,680

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2035 as the specific year of planned retirement (the “retirement year”). The retirement year also assumes that an investor retires at age 65. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset mix will become relatively static. The asset classes in which the Portfolio may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this prospectus.

Target 2035 Allocation Portfolio Asset Allocations

Approximate Number of Years Before/After Retirement	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	61%	54%	50%	42%	35%	30%	15%
International Equity	25%	22%	20%	18%	15%	10%	5%
Fixed Income
(including domestic and foreign investment grade and high yield or “junk” bonds, and short term investments such as money market instruments)	14%	24%	30%	40%	50%	60%	80%

11

The following chart illustrates how the asset mix of the Portfolio will vary over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

As of December 31, 2010, the Portfolio’s asset mix was approximately 57.5% to domestic equity, 29.1% to international equity, and 13.4% to fixed income (fixed income allocations may include domestic and foreign investment grade bonds and high yield or “junk” bonds as well as short term investments such as money market instruments). The Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

The Manager establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Manager will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, the Manager generally will use cash flows, and periodically will rebalance, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your Contract and an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Other Investment Companies — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the investment sub-adviser (“Adviser”) and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

12

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past year and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
17.41% (2009 2nd Quarter)	–20.33% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
Target 2035 Allocation Portfolio — Class A	13.06%	0.95%
Target 2035 Allocation Portfolio — Class B	12.78%	0.69%
S&P 500 Index	15.06%	1.32%
MSCI EAFE Index	7.75%	–0.28%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.19%

13

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	September 2006
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14

Target 2045 Allocation Portfolio — Class A and B Shares

INVESTMENT OBJECTIVE:

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2045 Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (Rule 12b-1 fees)	None	0.25%
Other Expenses	0.74%	0.74%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.56%	0.56%
Total Annual Portfolio Operating Expenses	1.40%	1.65%
Fee Waiver and/or Expense Reimbursement†	–0.49%	–0.49%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	1.16%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares and 0.60% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$93	$395	$719	$1,637
Class B Shares	$118	$472	$851	$1,913

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2045 as the specific year of planned retirement (the “retirement year”). The retirement year also assumes that an investor retires at age 65. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset mix will become relatively static. The asset classes in which the Portfolio may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this prospectus.

Target 2045 Allocation Portfolio Asset Allocations

Approximate Number of Years Before/After Retirement	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	67%	61%	54%	50%	42%	35%	30%	15%
International Equity	29%	25%	22%	20%	18%	15%	10%	5%
Fixed Income
(including domestic and foreign investment grade and high yield or “junk” bonds, and short term investments such as money market instruments)	4%	14%	24%	30%	40%	50%	60%	80%

15

The following chart illustrates how the asset mix of the Portfolio will vary over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

As of December 31, 2010, the Portfolio’s asset mix was approximately 63.8% to domestic equity, 32.6% to international equity, and 3.6% to fixed income (fixed income allocations may include domestic and foreign investment grade bonds and high yield or “junk” bonds as well as short term investments such as money market instruments). The Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

The Manager establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Manager will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, the Manager generally will use cash flows, and periodically will rebalance, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your Contract and an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Other Investment Companies — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Portfolio Management Risk — The risk that strategies used by the Manager or the investment sub-adviser (“Adviser”) and their securities selections fail to produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

16

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Large Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

•

Junk Bonds or Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past year and since inception through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
19.52% (2009 2nd Quarter)	–22.94% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
Target 2045 Allocation Portfolio — Class A	13.46%	0.41%
Target 2045 Allocation Portfolio — Class B	13.31%	0.19%
S&P 500 Index	15.06%	1.32%
MSCI EAFE Index	7.75%	–0.28%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.19%

17

WHO MANAGES THE PORTFOLIO

FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Kozlowski	Vice President of FMG LLC	September 2006
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

18

MORE ABOUT INVESTMENT STRATEGIES & RISKS

More about Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, each portfolio has its own investment objective(s), policies and strategies. There is no assurance that a portfolio will achieve its investment objective. The investment objective of each portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without shareholder approval.

Strategies

The following provides additional information regarding the principal investment strategies of the portfolios as discussed in “Portfolio Goals, Strategies & Risks – Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the portfolios may employ. Each strategy may apply to all of the portfolios. The portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies.  Each portfolio invests in Underlying Portfolios managed by FMG LLC and sub-advised by one or more Advisers, which may include affiliates of FMG LLC. In addition, each portfolio has an asset allocation target that is an approximate percentage of the portfolio’s assets allocated between domestic equity securities, international equity securities and fixed income securities as represented by the individual holdings of the Underlying Portfolios. Generally, a portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities.  Each portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments.  Each portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.  For temporary defensive purposes, each portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a portfolio is invested in these instruments, the portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each portfolio’s shares may be affected by the portfolio’s investment objective, principal investment strategies and particular risk factors. Consequently, each portfolio may be subject to different risks. Some of the risks of investing in the portfolios are discussed below, including the principal risks of the portfolios as discussed in “Portfolio Goals, Strategies & Risks – The Principal Risks of Investing in the Portfolio.” However, other factors may also affect each portfolio’s investment results. There is no guarantee that a portfolio will achieve its investment objective or that it will not lose value.

Each Target Allocation Portfolio follows a similar investment strategy; however, a portfolio’s allocation among Underlying Portfolios will vary depending on its retirement date, and therefore

19

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

its exposure to risk will vary. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include high yield securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest in foreign securities, the performance of the portfolio will be subject to the risks of investing in foreign securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. More information about the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus.

General Risks of the Target Allocation Portfolios and the Underlying Portfolios

Each of the portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below.

•	Adviser Selection Risk — The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

•

Affiliated Portfolio Risk — In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

•

Asset Class Risk — There is the risk that the returns from the types of securities in which a portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•

Derivatives Risk — Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a portfolio’s derivatives position could lose value. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a portfolio to sell or otherwise close a derivatives position could expose a portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are

20

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

more sensitive to market price fluctuations and to interest rate changes than other investments. A portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a portfolio’s hedging transactions will be effective.

•

Index Strategy Risk — A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

•

Investment Style Risk — An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

•

Leverage Risk — When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impede a portfolio’s ability to pursue its objectives.

•

Liquidity Risk — The risk that certain investments may be difficult or impossible for a portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio.

•	Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Multiple Adviser Risk — A portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the portfolio’s assets. Because each Adviser manages its allocated portion of the portfolio independently from another Adviser, the same security may be held in different portions of the portfolio, or may be acquired for one portion of the portfolio at a

21

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each Adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other Adviser, the portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire portfolio. In addition, while the Manager seeks to allocate a portfolio’s assets among the portfolio’s Advisers in a manner that it believes is consistent with achieving the portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

•

Portfolio Management Risk — The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a portfolio with respect to the allocation of assets between passively and actively managed portions of a portfolio and the development and implementation of the models used to manage a portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each portfolio’s investment program in a manner that is in the best interests of the portfolio and that is consistent with the portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

•

Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

•

Repurchase Agreements Risk — A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, the portfolio may not be able to sell the security at the desired time.

•

Risks of Investing in Other Investment Companies — A portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the portfolio’s direct fees and expenses. The cost of investing in the portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The portfolio and Underlying Portflios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the portfolio. If that were to occur, the portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the portfolio.

•

Securities Lending Risk — A portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the portfolio bears the risk of a decline in the value of the collateral held by a portfolio in connection with a securities loan.

•

Securities Selection Risk — The securities selected for a portfolio may not perform as well as other securities that were not selected for a portfolio. As a result, a portfolio may underperform other funds with the same objective or in the same asset class.

•

Short Sale Risk — A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Target Allocation Portfolios with later retirement dates, such as the Target 2035 Allocation and Target 2045 Allocation Portfolios, will be subject to the risks of investing in equity securities to a

22

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

greater extent than the Target Allocation Portfolios with earlier retirement dates. The risks of investing in equity securities include:

•

Convertible Securities Risk — The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

ETFs Risk — When a portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the portfolio’s direct fees and expenses. Therefore, the cost of investing in the portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the portfolio. If that were to occur, the portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a portfolio that invests in such an ETF could be adversely impacted.

•

Focused Portfolio Risk — A portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

•

Initial Public Offering (“IPO”) Risk — Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as a portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

•

Investment Company Securities Risk — A portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger

23

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Non-Diversification Risk — A portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

Risks of Fixed Income Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

In general, the performance of the Target Allocation Portfolios with earlier retirement dates, such as the Target 2015 Allocation and Target 2025 Allocation Portfolios, will be subject to the risks of investing in fixed income securities to a greater extent than those with later retirement dates. The risks of investing in fixed income securities include:

•

Banking Industry Sector Risk — To the extent a portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

•

Convertible Securities Risk — The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

24

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Loan Participation and Assignment Risk — A portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•

Junk Bonds or Lower-Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

•

Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the portfolio. If a portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

•

Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities,

25

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

•

Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

•

Emerging Markets Risk — Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

•

Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

•

Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the portfolio could be liable for any losses incurred.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

26

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

In order to give you a better understanding of the types of Underlying Portfolios in which the portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset class, based on each Underlying Portfolio’s individual securities holdings. Each of the Underlying Portfolios is advised by the Manager and sub-advised by one or more Advisers, which may include affiliates of the Manager. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a portfolio, you also will indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to affiliates. The Underlying Portfolios in which a portfolio may invest may be changed from time to time at the discretion of the Manager without notice or shareholder approval.

The following is information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in exchange-traded funds and derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Mid-Cap Company Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small-capitalization companies. Small-capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment. The Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk

27

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index. The Portfolio seeks to hold all securities in the index in the exact weight each represents in the index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk
EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Fund Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index in the exact weight each represents in that index, although, in certain instances, a sampling approach may be used.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk

28

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Exchange-Traded Fund Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Portfolio Turnover Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.	The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically will hold all 400 securities in the S&P MidCap 400 Index in the act weight each represents in that index although, in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk

29

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Emerging Markets Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization within the range of the S&P 500 Index the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk
EQ/Large Cap Core PLUS Portfolio	Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income.	For purposes of this Portfolio, the words “reasonable current income” mean moderate income. Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Fund Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

30

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leveraging Risk

• Mid-Cap Company Risk

Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk

31

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell Midcap Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

32

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
ATM Large Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk
ATM Mid Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies, including securities included in the Standard & Poor’s MidCap 400 Index (“S&P 400”).	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Mid-Cap Company Risk • Non-Diversification Risk • Short Sales Risk
ATM Small Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk • Small-Cap Company Risk

33

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME — INVESTMENT GRADE BOND
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Government/Credit Index, which covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, credit and corporate, credit, agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in Kind Securities Risk
EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The average portfolio duration will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

• Credit Risk

• Derivatives Risk

• Equity Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Loan Participation and Assignments Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

34

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME — INVESTMENT GRADE BOND
Multimanager Core Bond Portfolio	Seeks to achieve a balance of a high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Affiliated Portfolio Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• New Fund Risk

• Portfolio Turnover Risk

• Risks of Investing in Other Investment Companies

ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks of Investing In Other Investment Companies

• Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks of Investing In Other Investment Companies

• Short Sales Risk

• Zero Coupon and Pay-in Kind Securities Risk

35

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME — INVESTMENT GRADE BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in exchange-traded funds and derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Leverage Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

FIXED INCOME — HIGH YIELD BOND
Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so-called “junk bonds”). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Junk Bonds or Lower-Rated Securities Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

INTERNATIONAL EQUITY
EQ/Global Multi-Sector Equity Portfolio	Seeks to achieve long term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

36

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL EQUITY
EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests up to 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.	• Currency Risk • Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk
Multimanager International Equity Portfolio	Seeks to achieve long term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk • Mid- and Small-Cap Company Risk
EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Equity Risk

• Exchange Trades Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap and Small-Capitalization Risk

37

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL EQUITY
ATM International Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index or a combination of the ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index®, FTSE 100 Index and the Tokyo Stock Price Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

• Currency Risk

• Depository Receipts Risk

• Derivatives Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Geographic Risk

• Index Strategy Risk

• Leveraging Risk

• Non-Diversification Risk

• Political/Economic Risk

• Regulatory Risk

• Settlement Risk

• Short Sales Risk

• Transaction Costs Risk

FIXED INCOME — SHORT TERM
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

• Banking Industry Sector Risk

• Credit Risk

• Foreign Securities Risk

• Interest Rate Risk

• Loan Participation and Assignments Risk

• Money Market Risk

• Mortgage-Backed and Asset-Backed Securities Risk

38

MANAGEMENT TEAM

The Manager

The Trust

AXA Premier VIP Trust (the “Trust”) is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the portfolios. The Trust issues shares of beneficial interest that are currently divided among twenty (20) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the four (4) Target Allocation Portfolios of the Trust.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages each Target Allocation Portfolio. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager is responsible for the general management and administration of the Trust and the day-to-day management of the Target Allocation Portfolios. In addition to its managerial responsibilities, the Manager is responsible for determining the asset mix for each Target Allocation Portfolio and ensuring that the asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. The Manager establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager also will rebalance each Target Allocation Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of a Target Allocation Portfolio back into alignment with its asset allocation target.

As noted above, the Manager has the authority to select and substitute Underlying Portfolios. The Manager may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios.

A committee of FMG LLC’s investment personnel manages each Target Allocation Portfolio.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Senior Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, he has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds currently managed by FMG LLC, including the Target Allocation Portfolios. Prior to June 1, 2007 Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.
Alwi Chan, CFA	Mr. Chan is a Vice President of FMG LLC since May 2011 and has served as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.
Xavier Poutas, CFA	Mr. Poutas is an Assistant Portfolio Manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about the managers’ compensation, other accounts they manage and their ownership of securities in the Target Allocation Portfolios is available in the Trust’s SAI.

While day-to-day management of the Target Allocation Portfolios currently is provided by the Manager, the Manager may hire Advisers to provide day-to-day portfolio management for a Portfolio in the future. The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval. The Manager also may allocate a Target Allocation Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate a Target Allocation Portfolio’s assets among its current Advisers (if applicable). If a new Adviser is retained for a Target Allocation Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an

39

MANAGEMENT TEAM

The Manager (cont’d)

advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the Target Allocation Portfolios is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

Each Target Allocation Portfolio pays a fee to FMG LLC for management services. For the fiscal year ended December 31, 2010, each portfolio paid a fee at an annual rate of 0.10% of the Target Allocation Portfolio’s average daily net assets.

FMG LLC also provides administrative services to the Trust including, among others: coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Target Allocation Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% of the Target Allocation Portfolio’s average daily net assets up to and including $15 billion, 0.125% of the Target Allocation Portfolio’s average daily net assets over $15 billion up to and including $20 billion, and 0.10% of the Target Allocation Portfolio’s average daily net assets over $20 billion, plus $32,500 annually. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate serves as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Target Allocation Portfolio. In this connection, FMG LLC’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Target Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Target Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), do not exceed 0.35% for Class A shares and 0.60% for Class B shares.

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Target Allocation Portfolio’s expense ratio and such reimbursements do not exceed the Target Allocation Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively effect impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

40

PORTFOLIO SERVICES

Buying and Selling Shares

Each Target Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The Target Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Target Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Target Allocation Portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent that a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., Multimanager International Equity Portfolio), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, EQ/Small Company Index Portfolio) or high-yield securities (Multimanager Multi-Sector Bond Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas markets but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive trading activity. The Trust and the Target Allocation Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive trading activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity, while others will bear the effect of that frequent transfer activity.

41

PORTFOLIO SERVICES (cont’d)

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of shares of portfolios of the Trust by funds of funds managed by FMG LLC.

Not withstanding our efforts, we may be unable to detect or deter market timing activities by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange is closed (other than a weekend/holiday). •During an emergency. •Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

42

PORTFOLIO SERVICES (cont’d)

The net asset value of portfolio shares is determined according to the following schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

An Underlying Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Shares of the Underlying Portfolios held by the Target Allocation Portfolios are valued at their net asset value. Generally, other portfolio securities and assets of the Target Allocation Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the portfolio’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds held by a portfolio (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith under the direction of the portfolio’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

43

PORTFOLIO SERVICES (cont’d)

Dividends and Other Distributions

The Target Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each Target Allocation Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distribution. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each Target Allocation Portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt the investment performance. Also, to the extent that a portfolio invests in foreign securities or holds (and certain other requirements) foreign currencies, it would be subject to foreign taxes that could reduce its investment performance.

It is important for each Target Allocation Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Target Allocation Portfolios are distributed by AXA Distributors, LLC, an affiliate of FMG LLC (the “Distributor”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Target Allocation Portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Distributor for promoting, selling and servicing shares of the Target Allocation Portfolios. The maximum annual distribution and/or service (12b-1) fee for each portfolio’s Class B shares is 0.25% of the average daily net assets attributable to Class B shares. Because these fees are paid out of the Target Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Advisers in connection with the distribution of the Contracts.

44

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. companies deemed by Standard and Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s Investors Service, Inc., and BBB- or better by S&P Ratings Services and Fitch Ratings, Ltd., have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

45

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Target Allocation Portfolios’ Class A and Class B shares. The financial information in the tables below is for the period of the Portfolios’ operations. The information below has been derived from the financial statements of each Target Allocation Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Target Allocation Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

Target 2015 Allocation Portfolio

	Class A
	Year Ended December 31,				August 31, 2006* to December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$8.30	$7.17	$10.85	$10.54	$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.14 (e)	0.30 (e)	0.40 (e)	0.26 (e)	0.23	(e)
Net realized and unrealized gain (loss) on investments	0.78	1.17	(3.69)	0.53	0.56

Total from investment operations	0.92	1.47	(3.29)	0.79	0.79

Less distributions:
Dividends from net investment income	(0.15)	(0.33)	(0.31)	(0.35)	(0.25)
Distributions from net realized gains	(0.05)	(0.01)	(0.08)	(0.13)	—	#

Total dividends and distributions	(0.20)	(0.34)	(0.39)	(0.48)	(0.25)

Net asset value, end of period	$9.02	$8.30	$7.17	$10.85	$10.54

Total return(b)	11.02%	20.57%	(30.31)%	7.49%	7.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,737	$42,218	$33,119	$580	$540
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements(a)(f)	0.46%	0.60%	0.55%	1.81%	7.98	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.63%	3.88%	4.45%	2.37%	6.68	%(l)
Before waivers and reimbursements (a)(f)(x)	1.52%	3.63%	4.25%	0.91%	(1.66	)%(l)
Portfolio turnover rate	34%	24%	43%	12%	3%

46

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,							August 31, 2006* to December 31, 2006
	2010	2009		2008		2007
Net asset value, beginning of period	$8.31	$7.17		$10.85		$10.54		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.13 (e)	0.30	(e)	0.36	(e)	0.46	(e)	0.39	(e)
Net realized and unrealized gain (loss) on investments	0.75	1.16		(3.67)		0.30		0.39

Total from investment operations	0.88	1.46		(3.31)		0.76		0.78

Less distributions:
Dividends from net investment income	(0.12)	(0.31)		(0.29)		(0.32)		(0.24)
Distributions from net realized gains	(0.05)	(0.01)		(0.08)		(0.13)		—	#

Total dividends and distributions	(0.17)	(0.32)		(0.37)		(0.45)		(0.24)

Net asset value, end of period	$9.02	$8.31		$7.17		$10.85		$10.54

Total return(b)	10.61%	20.40%		(30.50)%		7.22%		7.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,881	$35,657		$23,402		$13,218		$2,023
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.60%	0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements(a)(f)	0.71%	0.85	%(c)	0.80	%(c)	2.06	%(c)	8.23	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	1.49%	3.96%		3.97%		4.12%		11.01	%(l)
Before waivers and reimbursements(a)(f)(x)	1.38%	3.70%		3.63%		2.72%		3.72	%(l)
Portfolio turnover rate	34%	24%		43%		12%		3%

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

47

FINANCIAL HIGHLIGHTS (cont’d)

Target 2025 Allocation Portfolio

	Class A
	Year Ended December 31,				August 31, 2006* to December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$8.08	$6.81	$11.02	$10.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.13 (e)	0.28 (e)	0.36 (e)	0.21 (e)	0.19	(e)
Net realized and unrealized gain (loss) on investments	0.84	1.32	(4.20)	0.60	0.68

Total from investment operations	0.97	1.60	(3.84)	0.81	0.87

Less distributions:
Dividends from net investment income	(0.13)	(0.31)	(0.26)	(0.30)	(0.22)
Distributions from net realized gains	(0.01)	(0.02)	(0.11)	(0.14)	—	#

Total dividends and distributions	(0.14)	(0.33)	(0.37)	(0.44)	(0.22)

Net asset value, end of period	$8.91	$8.08	$6.81	$11.02	$10.65

Total return(b)	12.11%	23.56%	(34.83)%	7.62%	8.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,179	$43,236	$31,868	$585	$544
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements(a)(f)	0.45%	0.61%	0.57%	1.51%	7.39	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.56%	3.80%	4.11%	1.86%	5.55	%(l)
Before waivers and reimbursements (a)(f)(x)	1.46%	3.54%	3.90%	0.69%	(2.33	)%(l)
Portfolio turnover rate	24%	17%	21%	15%	2%

48

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,						August 31, 2006* to December 31, 2006
	2010	2009	2008		2007
Net asset value, beginning of period	$8.08	$6.81	$11.02		$10.65		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.13 (e)	0.29 (e)	0.31	(e)	0.35	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	0.83	1.29	(4.16)		0.43		0.55

Total from investment operations	0.96	1.58	(3.85)		0.78		0.86

Less distributions:
Dividends from net investment income	(0.11)	(0.29)	(0.25)		(0.27)		(0.21)
Distributions from net realized gains	(0.01)	(0.02)	(0.11)		(0.14)		—	#

Total dividends and distributions	(0.12)	(0.31)	(0.36)		(0.41)		(0.21)

Net asset value, end of period	$8.92	$8.08	$6.81		$11.02		$10.65

Total return(b)	11.95%	23.25%	(35.00)%		7.35%		8.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53,927	$39,336	$22,355		$17,298		$2,154
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%	0.60%	0.60%		0.60%		0.60%
Before waivers and reimbursements(a)(f)	0.70%	0.86%	0.82	%(c)	1.76	%(c)	7.64	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	1.54%	3.98%	3.40%		3.10%		8.86	%(l)
Before waivers and reimbursements(a)(f)(x)	1.44%	3.72%	3.05%		2.03%		2.18	%(l)
Portfolio turnover rate	24%	17%	21%		15%		2%

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

49

FINANCIAL HIGHLIGHTS (cont’d)

Target 2035 Allocation Portfolio

	Class A
	Year Ended December 31,				August 31, 2006* to December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$7.97	$6.59	$11.21	$10.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.12 (e)	0.25 (e)	0.34 (e)	0.17 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	0.92	1.46	(4.58)	0.66	0.78

Total from investment operations	1.04	1.71	(4.24)	0.83	0.94

Less distributions:
Dividends from net investment income	(0.13)	(0.30)	(0.24)	(0.27)	(0.18)
Distributions from net realized gains	(0.02)	(0.03)	(0.14)	(0.11)	—	#

Total dividends and distributions	(0.15)	(0.33)	(0.38)	(0.38)	(0.18)

Net asset value, end of period	$8.86	$7.97	$6.59	$11.21	$10.76

Total return(b)	13.06%	25.92%	(37.94)%	7.75%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,373	$14,680	$10,038	$589	$547
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements(a)(f)	0.60%	0.91%	0.94%	2.48%	9.66	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.47%	3.58%	3.92%	1.48%	4.50	%(l)
Before waivers and reimbursements (a)(f)(x)	1.22%	3.02%	3.33%	(0.64)%	(4.99	)%(l)
Portfolio turnover rate	18%	22%	12%	6%	4%

50

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,								August 31, 2006* to December 31, 2006
	2010		2009		2008		2007
Net asset value, beginning of period	$7.97		$6.60		$11.21		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.12	(e)	0.27	(e)	0.30	(e)	0.29	(e)	0.19	(e)
Net realized and unrealized gain (loss) on investments	0.89		1.41		(4.55)		0.51		0.74

Total from investment operations	1.01		1.68		(4.25)		0.80		0.93

Less distributions:
Dividends from net investment income	(0.10)		(0.28)		(0.22)		(0.24)		(0.17)
Distributions from net realized gains	(0.02)		(0.03)		(0.14)		(0.11)		—	#

Total dividends and distributions	(0.12)		(0.31)		(0.36)		(0.35)		(0.17)

Net asset value, end of period	$8.86		$7.97		$6.60		$11.21		$10.76

Total return(b)	12.78%		25.41%		(38.01)%		7.37%		9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,257		$27,496		$14,430		$9,825		$1,228
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements(a)(f)	0.85	%(c)	1.16	%(c)	1.19	%(c)	2.73	%(c)	9.91	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	1.48%		3.79%		3.34%		2.54%		5.42	%(l)
Before waivers and reimbursements(a)(f)(x)	1.24%		3.22%		2.59%		0.53%		(3.77	)%(l)
Portfolio turnover rate	18%		22%		12%		6%		4%

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

51

FINANCIAL HIGHLIGHTS (cont’d)

Target 2045 Allocation Portfolio

	Class A
	Year Ended December 31,				August 31, 2006* to December 31, 2006
	2010	2009	2008	2007
Net asset value, beginning of period	$7.62	$6.20	$11.16	$10.86	$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.11 (e)	0.22 (e)	0.29 (e)	0.13 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	0.91	1.52	(4.86)	0.74	0.89

Total from investment operations	1.02	1.74	(4.57)	0.87	1.01

Less distributions:
Dividends from net investment income	(0.11)	(0.29)	(0.20)	(0.23)	(0.15)
Distributions from net realized gains	(0.04)	(0.03)	(0.19)	(0.34)	—	#

Total dividends and distributions	(0.15)	(0.32)	(0.39)	(0.57)	(0.15)

Net asset value, end of period	$8.49	$7.62	$6.20	$11.16	$10.86

Total return(b)	13.46%	28.13%	(41.18)%	8.09%	10.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,475	$4,407	$3,014	$595	$551
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements(a)(f)	0.84%	1.33%	1.63%	2.91%	10.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	1.36%	3.35%	3.40%	1.13%	3.47	%(l)
Before waivers and reimbursements(a)(f)(x)	0.86%	2.37%	2.12%	(1.42)%	(6.92	)%(l)
Portfolio turnover rate	18%	30%	5%	23%	7%

52

FINANCIAL HIGHLIGHTS (cont’d)

	Class B
	Year Ended December 31,							August 31, 2006* to December 31, 2006
	2010	2009		2008		2007
Net asset value, beginning of period	$7.62	$6.20		$11.16		$10.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.09 (e)	0.25	(e)	0.24	(e)	0.21	(e)	0.18	(e)
Net realized and unrealized gain (loss) on investments	0.92	1.47		(4.82)		0.63		0.82

Total from investment operations	1.01	1.72		(4.58)		0.84		1.00

Less distributions:
Dividends from net investment income	(0.09)	(0.27)		(0.19)		(0.20)		(0.14)
Distributions from net realized gains	(0.04)	(0.03)		(0.19)		(0.34)		—	#

Total dividends and distributions	(0.13)	(0.30)		(0.38)		(0.54)		(0.14)

Net asset value, end of period	$8.50	$7.62		$6.20		$11.16		$10.86

Total return(b)	13.31%	27.80%		(41.33)%		7.82%		10.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,047	$17,686		$8,696		$6,588		$1,052
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%	0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements(a)(f)	1.09%	1.58	%(c)	1.88	%(c)	3.16	%(c)	10.84	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	1.21%	3.78%		2.71%		1.78%		5.06	%(l)
Before waivers and reimbursements(a)(f)(x)	0.71%	2.78%		1.33%		(0.70)%		(5.07	)%(l)
Portfolio turnover rate	18%	30%		5%		23%		7%

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

53

If you would like more information about the portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or make other shareholder inquiries,

contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference

Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the

EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street, N.E.

Washington, D.C. 20549-1520

AXA Premier VIP Trust

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2011 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

Class A and Class B Shares

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May 1, 2011, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2011 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

Funds Management Group, LLC (the “Manager” or “FMG LLC”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares, Class A and Class B, on behalf of twenty (20) diversified portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following twenty (20) portfolios: (i) AXA Conservative Allocation Portfolio (“Conservative Allocation Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Allocation Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Allocation Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Allocation Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Allocation Portfolio”) (collectively, the “Allocation Portfolios”); (ii) Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio (collectively, the “Target Allocation Portfolios”); and (iii) Multimanager Aggressive Equity Portfolio (“Aggressive Equity Portfolio”), Multimanager Core Bond Portfolio (“Core Bond Portfolio”), Multimanager Multi-Sector Bond Portfolio (“Multi-Sector Bond Portfolio”), Multimanager International Equity Portfolio (“International Equity Portfolio”), Multimanager Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), Multimanager Large Cap Value Portfolio (“Large Cap Value Portfolio”), Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”), Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”), Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”) and Multimanager Technology Portfolio (“Technology Portfolio”) (together with the Allocation Portfolios and the Target Allocation Portfolios, the “portfolios”).

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans, other series of the Trust and series of EQ Advisors Trust, a separate registered investment company managed by the Manager that currently sells its shares to such accounts and plans. Shares of the Trust also may be sold to any other person eligible to purchase such shares under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”).

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

2

THE PORTFOLIOS

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of the portfolio, equity securities shall include common stocks, preferred stocks, warrants, securities convertible into common stocks, and other equity securities, and financial instruments that derive their value from such securities. The portfolio invests primarily in securities of large capitalization growth companies. Large capitalization companies are companies with market capitalization within the range of the Russell 3000 Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The portfolio may invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies.

The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the Russell 3000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the Russell 3000 Growth Index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The portfolio invests primarily in U.S. government and corporate debt securities. The Index Allocated Portion of the portfolio seeks to track the performance of the Barclays Capital Intermediate Government/Credit Index (“Government/Credit Index”) Index, generally investing in U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Under this passive investment style, the sub-adviser to the Index Allocated Portion of the portfolio will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion of the portfolio total return (before expenses) that approximates the total return of the Government/Credit Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion is managed at all times so that it is neutral to the index and overall sector and quality weightings are closely replicated to the index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

The Manager may reallocate the assets of the Index Allocated Portion to invest in one or more other portfolios also managed by the Manager (the “Underlying Portfolios”). The Underlying Portfolios are fixed-income securities portfolios that (i) seek to track a fixed income securities benchmark index (before deduction of fees and expenses) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. At that time, should the Manager reallocate the assets of the Index Allocated Portion to Underlying Portfolios, that portion of the Portfolio will no longer be referred to as the Index Allocated Portion.

The Active Allocated Portions also may invest in securities denominated in foreign currencies and U.S.-dollar denominated securities of foreign issuers, including issuers located in emerging markets.

3

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). For purposes of the portfolio, equity securities shall include common stocks, preferred stocks, warrants, securities convertible into common stocks, and other equity securities, and financial instruments that derive their value from such securities. Foreign securities include those of companies in countries with developed or developing economies. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

The Index Allocated Portion of the portfolio seeks to track the performance of the Morgan Stanley Capital International EAFE Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization within the range of the S&P 500 Index at the time of investment. In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions invest primarily in equity securities of companies that, in the view of the sub-adviser, have either above average growth prospects, or are selling at reasonable valuations, or both.

The Index Allocated Portion of the portfolio seeks to track the performance of the S&P 500 Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment. In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions utilize a value-oriented investment style.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 1000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

4

Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Growth Index at the time of investment. In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions utilize an aggressive, growth-oriented investment style.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2500 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this portfolio, mid-capitalization companies generally are considered to be those whose market capitalization is, at the time investment, generally within the range of capitalization of companies in the Russell 2500 Index or the Russell Midcap Index. In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions utilize a value-oriented investment style.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2500 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Multi-Sector Bond Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds including investment grade bonds and bonds rated below investment grade (so called “junk bonds”). Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. In addition, the Active Allocated Portions may invest, to a limited extent, in securities denominated in foreign currencies and U.S.-dollar denominated securities of foreign issuers, including issuers located in emerging markets. The portfolio’s Index Allocated Portion seeks to track the performance of the Barclays Intermediate U.S. Government/Credit Index. For the Index Allocated Portion, the sub-adviser generally utilizes a stratified sampling approach to seek to achieve for the Portion total return (before taxes) that approximates the total return of the index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. This strategy is commonly referred to as an indexing strategy.

5

Small Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depository receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions utilize an aggressive, growth-oriented investment style.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Small Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of the Russell 2000 Index at the time of investment. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depository receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions utilize a value-oriented investment style.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The Manager also may utilize futures and options to manage equity exposure.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth. The Active Allocated Portions’ sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The ETF Allocated Portion invests in ETFs that meet the investment criteria of the portfolio as a whole.

The Index Allocated Portion of the portfolio seeks to track the performance of the S&P North American Technology Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication

6

investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of the index while maintaining as minimal tracking error as possible. This strategy is commonly referred to as an indexing strategy. The portfolio may invest in securities of U.S. issuers and foreign companies.

THE ALLOCATION PORTFOLIOS AND THE TARGET ALLOCATION PORTFOLIOS

Each Allocation Portfolio and Target Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by FMG LLC (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio or a Target Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio or Target Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2011 prospectuses and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 50% of its assets in Underlying Portfolios that emphasize equity investments and approximately 50% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Target 2015 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2015. The portfolio’s asset mix will become more conservative each year until reaching 2025, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2025 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2025. The portfolio’s asset mix will become more conservative each year until reaching 2035, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

7

Target 2035 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2035. The portfolio’s asset mix will become more conservative each year until reaching 2045, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2045 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2045. The portfolio’s asset mix will become more conservative each year until reaching 2055, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries). The following interpretation applies to, but is not part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in a portfolio’s shareholder report. Investment

8

companies are not considered an industry for purposes of this restriction. With respect to each portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of Multi-Sector Bond Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits or post other forms of collateral in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; and short positions.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities

9

received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios, the Target Allocation Portfolios, the Multimanager Core Bond Portfolio and the Multimanager Multi-Sector Bond Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio each have a policy regarding how at least 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by SEC rules.

Each portfolio may, notwithstanding any fundamental or non-fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the portfolio.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may engage in other types of investment strategies further described below. Each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios, except the Allocation Portfolios and the Target Allocation Portfolios, that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio and Target Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s and Target Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, in direct proportion to the amount of assets each Allocation Portfolio and Target Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (All portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

10

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, Fitch and S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, Fitch and S&P is included in Appendix A to this SAI. The process by which Moody’s, Fitch and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dipose of an investment. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio and Small Cap Value Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

11

Collateralized Debt Obligations.    (Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Value Portfolio) Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (All portfolios) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although each sub-adviser will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

12

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Core Bond Portfolio, Large Cap Core Equity Portfolio, Multi-Sector Bond Portfolio, and Technology Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectuses or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade bond’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade bonds, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that

13

holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    (All Portfolios) Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s

14

ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including issuer (credit) default and adverse regulatory or jurisdictional interpretations.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are

15

typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (All portfolios) and Inverse Floaters.    (Aggressive Equity Portfolio, Core Bond Portfolio and Multi-Sector Bond Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities

16

denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in its Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract

17

written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio and the Multi-Sector Bond Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio, except the Core Bond Portfolio and the Multi-Sector Bond Portfolio, will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, dual listed foreign securities (in the U.S. and home country), Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

18

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging

19

market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the

20

Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can

21

restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    (All portfolios) Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the

22

risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also,

23

a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Aggressive Equity Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio and Small Cap Growth Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the

24

downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board of Trustees or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not

25

readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    (All portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (All portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed (or similar entity), the securities of which are to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. By investing in an ETF, the portfolio will indirectly bear fees and expenses charged by the ETF in addition to the portfolio’s direct fees and expenses. In addition, the performance of a portfolio that invests in ETFs is related to the ability of the ETF to meet its investment objective. Accordingly, the portfolio’s investment performance will be influenced by the investment strategies of and risks and fees associated with the ETF in direct proportion to the amount of assets the portfolio allocates to the ETF.

26

Passive Foreign Investment Companies.    (All portfolios) The portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as contain tax consequences (see section entitled “Taxation”).

Investment Grade Securities.    (All portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the sub-adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

Loan Participations and Assignments.    (Aggressive Equity Portfolio, Core Bond Portfolio and Multi-Sector Bond Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the 1933 Act, and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

27

Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments

28

tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its

29

records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private issuer. Municipal securities may also be sold as residual interest bonds.

Options and Futures Transactions.    (All Portfolios) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (All Portfolios) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price. Options also may include covered calls and protective puts, which are generally when the writer of the call or put has securities or cash to cover the option.

Options on Securities Indices.    (All Portfolios) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth

30

Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Participatory Notes.    (International Equity Portfolio) A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Growth Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

31

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts.    (Aggressive Equity Portfolio, Core Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Multi-Sector Bond Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITs”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Growth Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on

32

its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) A portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. The portfolio has the right to terminate a loan at any time. The portfolio does not have the right to vote on securities while they are on loan, but the portfolio’s Manager or sub-adviser may attempt to terminate loans in time to vote those proxies the Manager or the sub-adviser has determined are material to the portfolio’s interests. A portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the portfolio a loan premium fee. The portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the portfolio derived from lending the portfolio’s securities. Should the borrower of securities fail financially, the portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board of Trustees, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

33

Short Term Investments.    (All portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities.    (All portfolios, except Core Bond Portfolio) and Micro-Cap Company Securities (Small Cap Growth Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

The Small Cap Growth Portfolio also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization and, for purposes of the Small Cap Growth Portfolio, are securities of companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap Index. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Structured Notes.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Growth Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Swap agreements are two party contracts entered into primarily by institutional

34

investors for periods ranging from a few weeks to more than one year. A “standard” swap contract is an agreement between two parties to exchange the return generated by one instrument for the return (or differential in rate of return) generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon “notional amount” (i.e. a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is only used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, the Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to the Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, the Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. The Portfolio may enter into over the counter (“OTC”) swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, the Portfolio may only enter into OTC swap transactions where the Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty default, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. If there is a default by the counterparty to a swap transaction, the Portfolio will have contractual remedies under the transaction agreement(s). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it

35

would have been if this investment technique were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps (which are discussed earlier in this SAI), interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which the Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the individually negotiated exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g. an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional

36

value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a portfolio to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that are approved in accordance with guidelines established by the Board of Trustees. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to a portfolio’s exposure (any accrued but unpaid net amounts owed by a portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” will ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio may value the credit default swap at its notional amount in applying certain of the portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the portfolio’s other investment policies and restrictions.

Technology Sector Risk.    (Aggressive Equity Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio). The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

37

Time Deposits and Variable Rate Notes.    (All portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (All portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even

38

though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors within and outside the control of a portfolio, the Manager and the sub-adviser(s), including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s sub-adviser will consider the economic effects of portfolio turnover but generally will not treat a portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the portfolio’s prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. Except as noted below, all such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa-equitable.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily and Rocaton which receives information on a quarterly basis. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each portfolio to the following service providers and other organizations: AXA Equitable; the Manager; the sub-advisers; the independent registered public accounting firm; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; the Investment Company Institute; pricing services (PricingDirect, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-it Group Limited, Standard & Poor’s Securities Evaluations); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus,

39

Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PricewaterhouseCoopers LLP); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Cogent Consulting); accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); software vendor (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Investment Technology Group, Inc., FactSet Research Systems Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.,); over the counter derivative products and portfolio holdings (State Street Investment Manager Solutions); ratings agencies (S&P, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Broadridge Financial Solutions, Inc., Glass, Lewis & Co. and Riskmetrics). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any (1) violations; or (2) exceptions to this policy that were granted by FMG LLC’s Legal and Compliance Group.

40

MANAGEMENT OF THE TRUST

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC. From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group (“FMG”); since July 2004, a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	84	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise, LLC, a private equity market investment firm.	20	From 2002 to present, director of Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.); from 2005 to present, director of The Jones Group, Inc.
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (65)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	20	From 2007 to present, Independent Lead Director of The Merger Fund; from 1998 to present, Director of Ayco Charitable Foundation.

41

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (54)	Lead Independent Trustee	Since March 2010; Trustee from November 2001 to March 2010	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	20	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (63)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	20	None

*	Affiliated with the portfolios’ investment manager and the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust.

Qualifications and Experience

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in the financial services industry; senior management experience with multiple insurance companies, investment management firms and investment companies; multiple years of service as officer, Trustee and Chairman of the Trust and other registered investment companies.

Gerald C. Crotty — Mr. Crotty has a background in the financial services industry; business management experience, including chief executive and chief operating officer experience, with multiple years of service as a Trustee of the Trust and as a director of publicly-traded operating companies; multiple years of executive experience with a publicly-traded operating company and private equity investment firm; and legal and governmental experience.

Barry Hamerling — Mr. Hamerling has a background in the financial services industry; business management experience, including chief executive officer experience, with multiple years of service as a Trustee of the Trust and another registered investment company; and prior executive experience with a financial consulting firm.

Cynthia R. Plouché — Ms. Plouché has a background in the financial services industry; business management experience with multiple years of service as a Trustee of the Trust; and multiple years of executive experience as a chief investment officer and portfolio manager with investment management firms.

Rayman L. Solomon — Mr. Solomon has a legal and higher education background, including executive management experience as Dean of the Rutgers School of Law — Camden and Associate Dean of Northwestern University School of Law; and multiple years of service as a Trustee of the Trust.

42

Board Structure.    The Board currently is comprised of five Trustees, four of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. As designated by the Independent Trustees, the Board’s Lead Independent Trustee is currently Cynthia R. Plouché. The Lead Independent Trustee serves as liaison for the Independent Trustees and the Trust’s management between Board meetings and, working with the Chairman and counsel, assures that items of interest and desired presentations are reflected in the Board’s meeting agendas.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Compliance, Nominating and Compensation Committee and an Investment Committee (discussed in more detail below). All Independent Trustees are members of each of the Audit Committee and Compliance, Nominating and Compensation Committee and the Investment Committee is comprised of a majority of Independent Trustees. The Board believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the role of the liaisons, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business and disclosure risks relating to the Portfolios and the Trust. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers, but, of course, there can be no assurance that all risks can be avoided.

The Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributors and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

43

Committees of the Board

The Trust has a standing Audit Committee, consisting of all of the Independent Trustees. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held 3 meetings during the fiscal year ended December 31, 2010. Ms. Plouché serves as the Chair of the Audit Committee.

The Trust has a Compliance, Nominating and Compensation Committee consisting of all of the Independent Trustees. The Compliance, Nominating and Compensation Committee’s primary functions are to coordinate the Board’s oversight of the CCO in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the Trust and its primary service providers with applicable federal securities laws (“Compliance Program”) to provide oversight of the Trust’s CCO; consider the size and committee structure of the Board; nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust, and review the compensation arrangements for each of the Trustees. The Compliance, Nominating and Compensation Committee generally will not consider nominees recommended by Contract owners. The Compliance, Nominating and Compensation Committee held 3 meetings during the fiscal year ended December 31, 2010. Mr. Solomon serves as the Chair of the Compliance, Nominating and Compensation Committee.

The Trust has an Investment Committee consisting of Mr. Joenk, Mr. Hamerling, Ms. Plouché and Mr. Solomon. The Investment Committee’s primary purpose is to regularly receive and review reports from the Trust’s Manager and sub-advisers with respect to the investment operations and performance of the Trust’s various Portfolios, in the manner and to the extent directed by the Board, it being the ultimate responsibility of the Board to provide oversight of fund performance. The Investment Committee held 4 meetings during the fiscal year ended December 31, 2010. Mr. Joenk serves as the Chair of the Investment Committee.

Compensation of Independent Trustees and Officers

Each Independent Trustee receives from the Trust an annual fee of $140,000, payable quarterly. A supplemental retainer of $10,000 per year is paid to the Lead Independent Trustee. A supplemental retainer of $10,000 is paid to the Chair of the Audit Committee and a retainer of $10,000 is paid to the Chair of the Compliance, Nominating and Compensation Committee. Trustees also received reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

44

Trustee Compensation Table

for the Year Ended December 31, 2010*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**	None	None	None	None
Gerald C. Crotty	$140,000	None	None	$140,000
Barry Hamerling	$140,000	None	None	$140,000
Cynthia R. Plouché	$155,000	None	None	$155,000
Rayman L. Solomon	$150,000	None	None	$150,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Messrs. Hamerling and Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2010, Messrs. Hamerling and Solomon had accrued $505,851 and $32,906, respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also served as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 20 funds of 2 trusts in the fund complex.

As of December 31, 2010, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, sub-advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolio*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	None	Over $100,000
Independent Trustees
Gerald C. Crotty	None	None
Barry Hamerling	None	None
Cynthia R. Plouché	None	None
Rayman L. Solomon	None	None

*	As of December 31, 2010

45

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President of FMG LLC. From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Equitable FMG; since July 2004, a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Brian E. Walsh 1290 Avenue of the Americas New York, NY (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC. From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, NY (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC. From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable FMG. From August 2005 to June 2007, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial FMG.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (55)	Vice President and Secretary	From November 2001 to present	From May 2011 to present, Senior Vice President and Corporate Counsel of FMG LLC. From March 2011 to present, Senior Vice President and Associate General Counsel of AXA Financial and AXA Equitable. From May 2003 to March 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, NY (35)	Vice President	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC. From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From November 2001 to present	From May 2011 to present, Vice President of FMG LLC. From February 2001 to present, Vice President of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

46

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From May 2008 to present	From May 2011 to present, Vice President and Associate Corporate Counsel of FMG LLC. From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From September 2008 to present	From May 2011 to present, Vice President, Secretary and Associate Corporate Counsel of FMG LLC. From September 2008 to present, Vice President and Counsel of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable, March 2005 to September 2007, Associate, Drinker Biddle & Reath, LLP.
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (49)	Vice President	From June 2010 to present	From May 2011 to present, Senior Vice President of FMG LLC. From 2001 to present, Vice President, AXA Financial; from November 2001 to June 2007, Treasurer of the Trust; from December 2002 to June 2007, Chief Financial Officer of the Trust; from July 2004 to June 2007, Director, Enterprise Capital Management, Inc.
Richard Guinnessey 1290 Avenue of the Americas New York, NY 10104 (47)	Vice President	From March 2011 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
James Kelly 1290 Avenue of the Americas New York, NY (42)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC. From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.
Carla M. Byer 1290 Avenue of the Americas New York, New York 10104 (34)	Assistant Treasurer	From December 2006 to present	From May 2011 to present, Vice President of FMG LLC. From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant AML Compliance Officer	From December 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to present, Associate Compliance Officer, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas New York, New York 10104 (32)	Assistant Controller	From February 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

47

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Lisa Perrelli 1290 Avenue of the Americas New York, New York 10104 (36)	Assistant Controller	From February 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (39)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 31, 2011, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Multimanager Mid Cap Value Share Class A	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	366,231.42	5.74%

AXA Conservative Allocation Share Class A	SmithKline Beecham Exec Def Comp Pl c/o Huan M. Nguyen BNY Mellon Asset Servicing 135 Santilli Highway AIM 026-0313 Everett MA 02149	179,204.77	6.07%

Target 2015 Allocation Share Class B	Rhone Poulenc Rorer Tr Agrmt II T. Rowe Price Retirement Plan Servi c/o Jean Fisher 4515 Painters Mill Road Owings Mills Maryland 21117-4903	289,560.74	6.05%

48

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

	SmithKline Beecham Exec Def Comp Pl c/o Huan M. Nguyen BNY Mellon Asset Servicing 135 Santilli Highway AIM 026-0313 Everett MA 02149	273,721.37	5.72%

Target 2025 Allocation Share Class B	Rhone Poulenc Rorer Tr Agrmt II T. Rowe Price Retirement Plan Servi c/o Jean Fisher 4515 Painters Mill Road Owings Mills Maryland 21117-4903	502,325.84	7.87%

Target 2035 Allocation Share Class B	Rhone Poulenc Rorer Tr Agrmt II T. Rowe Price Retirement Plan Servi c/o Jean Fisher 4515 Painters Mill Road Owings Mills Maryland 21117-4903	498,677.26	10.18%

To the Trust’s knowledge, as of March 31, 2011, the following Allocation Portfolios and Target Allocation Portfolios owned shares in portfolios entitling such Allocation Portfolios and Target Allocation Portfolios of the Trust to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolios	Fund (All Share Class A)	Number of Shares of Portfolio	Percentage of Portfolio
AXA Conservative Allocation	Multimanager Mid Cap Growth	638,320.67	10.17%
	Multimanager Mid Cap Value	324,972.58	10.74%
	EQ/Global Bond PLUS	13,253,996.86	16.54%
	EQ/PIMCO Ultra Short Bond	27,057,995.73	12.65%
	EQ/Intermediate Government Bond Index	10,700,677.03	7.81%
	EQ/Core Bond Index	63,116,947.05	11.29%
	Multimanager Multi-Sector Bond	43,668,651.01	10.18%
	Multimanager Core Bond	32,475,296.37	12.65%

AXA Conservative-Plus	EQ/Large Cap Core PLUS	3,272,055.66	5.33%
Allocation	EQ/BlackRock Basic Value Equity	2,012,777.50	5.57%
	EQ/Boston Advisors Equity Income	4,216,823.66	5.46%
	Multimanager Mid Cap Growth	514,120.34	6.15%
	ATM Mid Cap Portfolio	67,576,239.91	5.42%
	EQ/Global Bond PLUS	11,218,078.35	14.00%
	EQ/PIMCO Ultra Short Bond	20,408,008.60	9.54%
	EQ/Intermediate Government Bond Index	7,742,866.79	5.65%
	EQ/Core Bond Index	43,695,009.32	7.82%
	Multimanager Multi-Sector Bond	42,710,928.33	9.96%
	Multimanager Core Bond	21,458,658.40	8.36%

Moderate Allocation	EQ/Large Cap Growth PLUS	18,639,447.45	29.24%
	EQ/Large Cap Growth Index	16,235,501.65	25.43%
	ATM Large Cap Portfolio	118,238,574.26	28.89%
	EQ/Large Cap Core PLUS	18,991,945.79	30.91%
	Multimanager Large Cap Core Equity	12,258,886.83	21.57%

49

Allocation Portfolios	Fund (All Share Class A)	Number of Shares of Portfolio	Percentage of Portfolio
	EQ/BlackRock Basic Value Equity	8,987,455.52	24.88%
	Multimanager Large Cap Value	20,978,499.38	24.84%
	EQ/Boston Advisors Equity Income	23,495,825.68	30.41%
	EQ/Large Cap Value PLUS	23,873,115.12	12.63%
	Multimanager Mid Cap Growth	2,312,272.72	27.66%
	Multimanager Mid Cap Value	1,223,311.26	19.18%
	EQ/Mid Cap Index	1,174,508.37	11.19%
	ATM Mid Cap Portfolio	18,104,181.02	26.79%
	EQ/GAMCO Small Company Value	2,984,998.75	25.18%
	EQ/AXA Franklin Small Cap Value Core	9,222,648.51	34.63%
	Multimanager Small Cap Value	3,090,262.49	14.80%
	EQ/Small Company Index	2,125,148.83	15.16%
	ATM Small Cap Portfolio	29,829,000.07	27.79%
	EQ/AllianceBernstein Small Cap Growth	8,279,741.37	13.46%
	Multimanager Small Cap Growth	10,238,508.40	23.28%
	EQ/International Core PLUS	13,763,863.85	29.63%
	EQ/International Value PLUS	7,367,886.21	23.74%
	EQ/Global Multi-Sector Equity	16,412,172.48	29.60%
	Multimanager International Equity	13,036,020.42	35.19%
	EQ/International ETF	12,748,040.31	27.63%
	ATM International Portfolio	76,115,700.70	31.66%
	EQ/International Growth	17,508,350.87	24.25%
	EQ/AllianceBernstein International	7,775,988.76	6.06%
	EQ/Global Bond PLUS	49,652,368.94	61.97%
	EQ/PIMCO Ultra Short Bond	92,159,298.50	43.08%
	EQ/Intermediate Government Bond Index	38,985,815.61	28.44%
	EQ/Core Bond Index	185,555,854.51	33.20%
	Multimanager Multi-Sector Bond	219,647,628.22	51.20%
	Multimanager Core Bond	97,894,419.33	38.13%

Moderate-Plus Allocation	EQ/Large Cap Growth PLUS	26,704,303.07	41.89%
	EQ/Large Cap Growth Index	29,079,693.27	45.54%
	ATM Large Cap Portfolio	185,279,761.38	45.27%
	EQ/Large Cap Core PLUS	25,416,109.36	41.37%
	Multimanager Large Cap Core Equity	27,609,207.71	48.57%
	EQ/BlackRock Basic Value Equity	14,071,458.64	38.96%
	Multimanager Large Cap Value	36,013,337.59	42.64%
	EQ/Boston Advisors Equity Income	32,877,623.89	42.55%
	EQ/Large Cap Value PLUS	39,821,798.18	21.07%
	Multimanager Mid Cap Growth	2,047,261.47	24.49%
	Multimanager Mid Cap Value	1,330,692.24	20.87%
	EQ/Mid Cap Index	1,170,838.71	11.16%
	ATM Mid Cap Portfolio	33,336,849.98	49.33%
	EQ/GAMCO Small Company Value	3,012,755.87	25.42%
	EQ/AXA Franklin Small Cap Value Core	11,256,069.35	42.26%
	Multimanager Small Cap Value	15,473,074.01	74.12%
	EQ/Small Company Index	1,661,284.19	11.85%
	ATM Small Cap Portfolio	52,839,165.48	49.22%
	EQ/AllianceBernstein Small Cap Growth	15,993,817.72	26.00%
	Multimanager Small Cap Growth	23,647,277.99	53.76%
	EQ/International Core PLUS	18,458,319.92	39.73%

50

Allocation Portfolios	Fund (All Share Class A)	Number of Shares of Portfolio	Percentage of Portfolio
	EQ/International Value PLUS	12,584,003.87	40.55%
	EQ/Global Multi-Sector Equity	18,567,055.26	33.49%
	Multimanager International Equity	17,183,387.93	46.39%
	EQ/International ETF	19,000,497.97	41.19%
	ATM International Portfolio	112,221,342.56	46.68%
	EQ/International Growth	30,838,673.00	42.71%
	EQ/AllianceBernstein International	16,385,175.93	12.77%
	EQ/PIMCO Ultra Short Bond	61,932,870.97	28.95%
	EQ/Intermediate Government Bond Index	31,405,024.57	22.91%
	EQ/Core Bond Index	164,317,736.13	29.40%
	Multimanager Multi-Sector Bond	50,439,606.47	11.76%
	Multimanager Core Bond	92,725,636.02	36.12%

Aggressive Allocation	EQ/Large Cap Growth PLUS	10,086,270.94	15.82%
	EQ/Large Cap Growth Index	12,768,323.86	20.00%
	ATM Large Cap Portfolio	74,712,067.94	18.25%
	EQ/Large Cap Core PLUS	9,951,580.73	16.20%
	Multimanager Large Cap Core Equity	10,684,821.84	18.80%
	EQ/BlackRock Basic Value Equity	5,525,861.70	15.30%
	Multimanager Large Cap Value	16,799,100.44	19.89%
	EQ/Boston Advisors Equity Income	9,728,745.03	12.59%
	EQ/Large Cap Value PLUS	19,555,686.10	10.35%
	Multimanager Mid Cap Growth	680,091.36	8.13%
	Multimanager Mid Cap Value	600,620.20	9.42%
	EQ/Mid Cap Index	584,627.29	5.57%
	ATM Mid Cap Portfolio	11,145,139.95	16.49%
	EQ/GAMCO Small Company Value	2,241,372.61	18.91%
	EQ/AXA Franklin Small Cap Value Core	4,631,939.53	17.39%
	ATM Small Cap Portfolio	20,420,484.95	19.02%
	EQ/AllianceBernstein Small Cap Growth	5,668,182.11	9.22%
	Multimanager Small Cap Growth	8,356,866.59	19.00%
	EQ/International Core PLUS	4,836,961.34	10.41%
	EQ/International Value PLUS	7,321,433.01	23.59%
	EQ/Global Multi-Sector Equity	6,200,179.18	11.18%
	Multimanager International Equity	4,079,004.95	11.01%
	EQ/International ETF	5,502,608.25	11.93%
	ATM International Portfolio	38,769,247.87	16.13%
	EQ/International Growth	14,627,557.07	20.26%
	EQ/AllianceBernstein International	7,952,182.58	6.20%

As of March 31, 2011, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable Funds Management Group, LLC currently serves as the investment manager for each portfolio. FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of FMG LLC, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

51

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”).

The Management Agreement for the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers.

The continuance of each Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the portfolio are limited to the extent described in the “The Manager — Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums;

52

and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each portfolio (or its predecessor) to the Manager during the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, the Manager did not receive any reimbursement for the portfolios then comprising the Trust.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$13,721,090	$13,721,090	$0
Core Bond Portfolio	$18,670,459	$18,405,982	$264,477
Multi-Sector Bond Portfolio	$9,911,263	$9,911,263	$0
International Equity Portfolio	$25,591,653	$25,591,653	$0
Large Cap Core Equity Portfolio	$8,931,915	$8,931,915	$0
Large Cap Value Portfolio	$16,896,554	$16,896,554	$0
Mid Cap Growth Portfolio	$7,296,911	$7,296,911	$0
Mid Cap Value Portfolio	$9,812,378	$9,812,378	$0
Small Cap Growth Portfolio	$6,113,599	$6,113,599	$0
Small Cap Value Portfolio	$11,583,604	$11,583,604	$0
Technology Portfolio	$6,401,432	$6,401,432	$0
Conservative Allocation Portfolio	$1,008,180	$0	$2,000,202
Conservative-Plus Allocation Portfolio	$1,367,631	$0	$2,639,563
Moderate Allocation Portfolio	$9,272,392	$0	$16,225,583
Moderate-Plus Allocation Portfolio	$10,450,328	$0	$18,138,784
Aggressive Allocation Portfolio	$2,966,685	$0	$5,313,541
Target 2015 Allocation Portfolio	$50,583	$0	$129,824
Target 2025 Allocation Portfolio	$48,041	$0	$131,260
Target 2035 Allocation Portfolio	$21,729	$0	$89,323
Target 2045 Allocation Portfolio	$11,056	$0	$62,642

53

FISCAL YEAR ENDED DECEMBER 31, 2009

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$5,653,168	$5,653,168	$0
Core Bond Portfolio	$18,884,380	$18,884,380	$0
Multi-Sector Bond Portfolio	$7,564,835	$7,564,835	$0
International Equity Portfolio	$10,355,672	$10,355,672	$0
Large Cap Core Equity Portfolio	$4,840,989	$4,840,989	$0
Large Cap Value Portfolio	$10,238,231	$10,238,231	$0
Mid Cap Growth Portfolio	$3,426,533	$3,426,533	$0
Mid Cap Value Portfolio	$4,128,368	$4,128,368	$0
Small Cap Growth Portfolio	$4,106,399	$4,106,399	$0
Small Cap Value Portfolio	$6,351,162	$6,351,162	$0
Technology Portfolio	$4,304,211	$4,304,211	$0
Conservative Allocation Portfolio	$1,810,450	$0	$3,242,173
Conservative-Plus Allocation Portfolio	$1,675,894	$0	$1,888,415
Moderate Allocation Portfolio	$9,362,825	$3,177,600	$6,185,225
Moderate-Plus Allocation Portfolio	$10,230,888	$5,357,167	$4,873,721
Aggressive Allocation Portfolio	$2,871,949	$1,709,132	$1,162,817
Target 2015 Allocation Portfolio	$64,629	$0	$165,380
Target 2025 Allocation Portfolio	$64,900	$0	$167,830
Target 2035 Allocation Portfolio	$32,564	$0	$184,661
Target 2045 Allocation Portfolio	$16,491	$0	$163,312

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$8,024,469	$8,024,469	$0
Core Bond Portfolio	$21,711,502	$21,711,502	$0
Multi-Sector Bond Portfolio	$10,461,990	$10,461,990	$0
International Equity Portfolio	$8,934,262	$8,934,262	$0
Large Cap Core Equity Portfolio	$4,970,552	$4,970,552	$0
Large Cap Value Portfolio	$10,119,722	$10,119,722	$0
Mid Cap Growth Portfolio	$3,917,442	$3,917,442	$0
Mid Cap Value Portfolio	$4,505,122	$4,505,122	$0
Small Cap Growth Portfolio	$5,416,210	$5,416,210	$0
Small Cap Value Portfolio	$6,824,460	$6,824,460	$0
Technology Portfolio	$5,764,792	$5,764,792	$0
Conservative Allocation Portfolio	$2,183,790	$0	$3,168,426
Conservative-Plus Allocation Portfolio	$2,004,020	$467,715	$1,536,305
Moderate Allocation Portfolio	$10,711,366	$7,225,710	$3,485,656
Moderate-Plus Allocation Portfolio	$11,851,268	$10,907,186	$944,082
Aggressive Allocation Portfolio	$3,409,680	$3,409,680	$0
Target 2015 Allocation Portfolio	$81,456	$0	$90,474
Target 2025 Allocation Portfolio	$87,306	$964	$86,342
Target 2035 Allocation Portfolio	$48,181	$0	$117,239
Target 2045 Allocation Portfolio	$24,506	$0	$121,004

54

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio (except the Allocation Portfolios and the Target Allocation Portfolios) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Sub-advisers for certain Portfolios is available in the Trust’s Annual or Semi-Annual Report to Shareholders.

For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreement.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$7,586,272
Core Bond Portfolio	$6,180,732
Multi-Sector Bond Portfolio	$5,591,436
International Equity Portfolio	$11,068,007
Large Cap Core Equity Portfolio	$3,804,907
Large Cap Value Portfolio	$6,591,182
Mid Cap Growth Portfolio	$3,393,335
Mid Cap Value Portfolio	$4,423,989
Small Cap Growth Portfolio	$3,161,506
Small Cap Value Portfolio	$5,636,208
Technology Portfolio	$3,214,914

FISCAL YEAR ENDED DECEMBER 31, 2009

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$1,883,871
Core Bond Portfolio	$5,027,456
Multi-Sector Bond Portfolio	$2,594,897
International Equity Portfolio	$3,533,433
Large Cap Core Equity Portfolio	$1,656,422
Large Cap Value Portfolio	$2,831,835
Mid Cap Growth Portfolio	$1,291,678
Mid Cap Value Portfolio	$1,656,142
Small Cap Growth Portfolio	$1,625,635
Small Cap Value Portfolio	$2,380,923
Technology Portfolio	$1,622,960

55

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$2,954,960
Core Bond Portfolio	$5,198,520
Multi-Sector Bond Portfolio	$2,073,050
International Equity Portfolio	$2,793,415
Large Cap Core Equity Portfolio	$1,733,311
Large Cap Value Portfolio	$2,862,748
Mid Cap Growth Portfolio	$1,411,799
Mid Cap Value Portfolio	$1,637,134
Small Cap Growth Portfolio	$1,929,459
Small Cap Value Portfolio	$2,351,324
Technology Portfolio	$1,970,804

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios and the Target Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the Sub Advisory Agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. As noted above, the Manager is affiliated with certain Sub-Advisers, including AllianceBernstein, L.P. and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the Affiliated Adviser. Since the Manager pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Sub-Adviser over another. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative

56

factors described in detail in the Prospectus. In addition, the appointment of each Sub-Adviser is subject to approval of the Trust’s Board of Trustees, including a majority of the Trust’s Independent Trustees.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, with respect to all portfolios except the Allocation Portfolios and the Target Allocation Portfolios, the Trust pays FMG LLC a fee at an annual rate of 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.125% of the Trust’s total average net assets in excess of $15 billion and up to and including $30 billion; and 0.100% of total Trust assets in excess of $30 billion, plus $32,500 per portfolio whose total average annual net assets are less than $5 billion.

With respect to the Allocation Portfolios and Target Allocation Portfolios, the Manager receives a fee at the following annual rate: 0.15% of each portfolio’s total average net assets up to and including $15 billion; 0.125% of each portfolio’s total average net assets in excess of $15 billion and up to and including $20 billion; and 0.100% of each portfolio’s total average net assets in excess of $20 billion, plus $32,500 per portfolio.

Pursuant to a sub-administration arrangement, the Manager has contracted with J. P. Morgan Investor Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, the Trust, with respect to each portfolio, paid the following fees for administrative services.

57

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Administration Fee
Aggressive Equity Portfolio	$3,451,765
Core Bond Portfolio	$4,830,732
International Equity Portfolio	$3,843,002
Large Cap Core Equity Portfolio	$1,607,707
Large Cap Value Portfolio	$2,983,660
Mid Cap Growth Portfolio	$1,106,651
Mid Cap Value Portfolio	$1,451,477
Multi-Sector Bond Portfolio	$2,614,401
Small Cap Growth Portfolio	$979,285
Small Cap Value Portfolio	$1,778,888
Technology Portfolio	$916,964
Conservative Allocation Portfolio	$1,547,307
Conservative-Plus Allocation Portfolio	$2,086,496
Moderate Allocation Portfolio	$13,943,927
Moderate-Plus Allocation Portfolio	$15,710,875
Aggressive Allocation Portfolio	$4,485,137
Target 2015 Allocation Portfolio	$110,877
Target 2025 Allocation Portfolio	$107,064
Target 2035 Allocation Portfolio	$67,594
Target 2045 Allocation Portfolio	$51,586

FISCAL YEAR ENDED DECEMBER 31, 2009

Portfolio	Administration Fee
Aggressive Equity Portfolio	$1,640,621
Core Bond Portfolio	$5,562,207
Multi-Sector Bond Portfolio	$2,264,216
International Equity Portfolio	$2,039,351
Large Cap Core Equity Portfolio	$1,206,618
Large Cap Value Portfolio	$2,282,405
Mid Cap Growth Portfolio	$809,366
Mid Cap Value Portfolio	$940,961
Small Cap Growth Portfolio	$827,681
Small Cap Value Portfolio	$1,226,770
Technology Portfolio	$833,914
Conservative Allocation Portfolio	$2,749,872
Conservative-Plus Allocation Portfolio	$2,548,035
Moderate Allocation Portfolio	$14,078,573
Moderate-Plus Allocation Portfolio	$15,380,682
Aggressive Allocation Portfolio	$4,342,140
Target 2015 Allocation Portfolio	$131,109
Target 2025 Allocation Portfolio	$131,516
Target 2035 Allocation Portfolio	$83,011
Target 2045 Allocation Portfolio	$58,902

58

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Administration Fee
Aggressive Equity Portfolio	$2,213,024
Core Bond Portfolio	$6,412,315
Multi-Sector Bond Portfolio	$3,098,854
International Equity Portfolio	$1,712,824
Large Cap Core Equity Portfolio	$1,173,289
Large Cap Value Portfolio	$2,196,104
Mid Cap Growth Portfolio	$843,011
Mid Cap Value Portfolio	$952,690
Small Cap Growth Portfolio	$1,044,898
Small Cap Value Portfolio	$1,298,560
Technology Portfolio	$999,330
Conservative Allocation Portfolio	$3,308,224
Conservative-Plus Allocation Portfolio	$3,038,567
Moderate Allocation Portfolio	$16,099,744
Moderate-Plus Allocation Portfolio	$17,814,676
Aggressive Allocation Portfolio	$5,147,082
Target 2015 Allocation Portfolio	$154,685
Target 2025 Allocation Portfolio	$163,461
Target 2035 Allocation Portfolio	$104,772
Target 2045 Allocation Portfolio	$69,259

The Distributor

The Trust has distribution agreements with AXA Distributors, LLC ( also referred to as the “Distributor”) in which AXA Distributors serves as the Distributor for each class of the Trust’s shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and affiliates of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) have been approved by the Trust’s Board of Trustees including a majority of the Independent Trustees, with respect to each portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Class B Distribution Plan (as defined below) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Class B Distribution Plan”). Under the Class B Distribution Plan, the Class B shares of the Trust are charged and annual fee to compensate the Distributor for promoting, selling and servicing shares of the portfolios. The maximum annual distribution and/or service (12b-1) fee for each portfolio’s Class B shares is 0.25% of the average daily net assets attributable to Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Class B Distribution Plan, including: (i) the nature and causes of the circumstances which make the Class B Distribution Plan necessary and appropriate; (ii) the way in which the Class B Distribution Plan addresses those circumstances, including the nature and potential amount of

59

expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Class B Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Class B Distribution Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board of Trustees noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or any related agreement, unanimously determined, in the exercise of its business judgment, that the Class B Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Class B Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Class B Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Distributor determine is primarily intended to result in the sale of Class B shares.

FMG LLC and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Distributor also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

60

The Distributor pays all fees and expenses in connection with its respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any portfolio.

The Class B Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (above 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

Prior to April 30, 2011 AXA Advisors, LLC (“AXA Advisors”) an affiliate of FMG LLC, also served as a Distributor for the Trust’s Class A and Class B Shares.

The table below shows the amounts paid by each portfolio to the Distributor and to AXA Advisors pursuant to the Distribution Plan for the fiscal year ended December 31, 2010. For this period, the Distributor’s and AXA Advisors’ actual expenditures exceeded the amounts received from the portfolios.

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Aggressive Equity Portfolio	$396,272	$811,962	$1,208,234
Core Bond Portfolio	$1,224,716	$2,228,209	$3,452,925
Multi-Sector Bond Portfolio	$494,894	$1,292,982	$1,787,876
International Equity Portfolio	$528,099	$855,675	$1,383,774
Large Cap Core Equity Portfolio	$128,333	$267,572	$395,905
Large Cap Value Portfolio	$400,051	$777,223	$1,177,274
Mid Cap Growth Portfolio	$412,850	$605,409	$1,018,259
Mid Cap Value Portfolio	$534,322	$679,502	$1,213,824
Small Cap Growth Portfolio	$306,015	$440,270	$746,285
Small Cap Value Portfolio	$573,160	$913,212	$1,486,372
Technology Portfolio	$752,606	$735,165	$1,487,771
Conservative Allocation Portfolio	$1,346,854	$4,059,317	$5,406,171
Conservative-Plus Allocation Portfolio	$1,594,585	$3,247,066	$4,841,651
Moderate Allocation Portfolio	$4,400,981	$15,400,889	$19,801,870
Moderate-Plus Allocation Portfolio	$8,001,783	$20,890,710	$28,892,493
Aggressive Allocation Portfolio	$2,380,905	$5,887,377	$8,268,282
Target 2015 Allocation Portfolio	$94,545	$0	$94,545
Target 2025 Allocation Portfolio	$108,603	$0	$108,603
Target 2035 Allocation Portfolio	$80,189	$0	$80,189
Target 2045 Allocation Portfolio	$49,190	$0	$49,190

61

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements

62

may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-advisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, each portfolio paid the following amounts indicated in brokerage commissions.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$3,735,762
Core Bond Portfolio	$310,870
Multi-Sector Bond Portfolio	$23,484
International Equity Portfolio	$3,340,721
Large Cap Core Equity Portfolio	$951,273
Large Cap Value Portfolio	$2,190,324
Mid Cap Growth Portfolio	$2,033,407
Mid Cap Value Portfolio	$2,900,122
Technology Portfolio	$1,574,908
Conservative Allocation Portfolio	$0
Conservative-Plus Allocation Portfolio	$0
Moderate Allocation Portfolio	$0
Moderate-Plus Allocation Portfolio	$0
Aggressive Allocation Portfolio	$0
Target 2015 Allocation Portfolio	$0
Target 2025 Allocation Portfolio	$0
Target 2035 Allocation Portfolio	$0
Target 2045 Allocation Portfolio	$0
Small Cap Growth Portfolio	$2,085,913
Small Cap Value Portfolio	$3,276,692

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

63

FISCAL YEAR ENDED DECEMBER 31, 2009

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$2,052,312
Core Bond Portfolio	$282,756
Multi-Sector Bond Portfolio	$19,565
International Equity Portfolio	$2,503,331
Large Cap Core Equity Portfolio	$1,435,251
Large Cap Value Portfolio	$2,591,095
Mid Cap Growth Portfolio	$1,731,341
Mid Cap Value Portfolio	$2,181,064
Small Cap Growth Portfolio	$2,177,262
Small Cap Value Portfolio	$2,791,694
Technology Portfolio	$1,541,775
Conservative Allocation Portfolio	$0
Conservative-Plus Allocation Portfolio	$0
Moderate Allocation Portfolio	$0
Moderate-Plus Allocation Portfolio	$0
Aggressive Allocation Portfolio	$0
Target 2015 Allocation Portfolio	$0
Target 2025 Allocation Portfolio	$0
Target 2035 Allocation Portfolio	$0
Target 2045 Allocation Portfolio	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$759,703
Core Bond Portfolio	$378,818
Multi-Sector Bond Portfolio	$11,863
International Equity Portfolio	$1,154,669
Large Cap Core Equity Portfolio	$486,714
Large Cap Value Portfolio	$839,778
Mid Cap Growth Portfolio	$616,725
Mid Cap Value Portfolio	$456,754
Small Cap Growth Portfolio	$622,222
Small Cap Value Portfolio	$400,497
Technology Portfolio	$1,106,063
Conservative Allocation Portfolio	$0
Conservative-Plus Allocation Portfolio	$0
Moderate Allocation Portfolio	$0
Moderate-Plus Allocation Portfolio	$0
Aggressive Allocation Portfolio	$0
Target 2015 Allocation Portfolio	$0
Target 2025 Allocation Portfolio	$0
Target 2035 Allocation Portfolio	$0
Target 2045 Allocation Portfolio	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

64

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the fiscal years ended, December 31, 2008, December 31, 2009 and December 31, 2010 the following portfolios paid the following amounts to the affiliated broker-dealers of the Manager or Distributor or affiliates of the Sub-advisers to each portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†		Percentage of Total Brokerage Commissions		Percentage of Transactions (Based on Dollar Amounts)
Aggressive Equity Portfolio	Bernstein		$104,979	2.81%		0.31%
International Equity Portfolio	Exane		$718	0.02%		0.00%
Large Cap Core Equity Portfolio	Bernstein		$12,441	1.31%		0.15%
Large Cap Value Portfolio	Bernstein		$32,032	1.46%		0.64%
Mid Cap Growth Portfolio	Bernstein Exane	$ $	1,256 2,972	0.06 0.15	% %	0.06 0.05	% %
Mid Cap Value Portfolio	Bernstein		$2,882	0.10%		0.12%
	BNP Paribas		$82	0.00%		0.00%
	Williams Capital Group		$6,795	0.23%		0.13%
Small Cap Growth Portfolio	Bernstein		$5,575	0.27%		0.03%
	Raymond James & Associates Inc.		$7,676	0.37%		0.11%
	Williams Capital Group		$28	0.00%		0.00%
Technology Portfolio	Bernstein		$1,884	0.12%		0.01%
	BNP Paribas		$680	0.04%		0.00%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

65

FISCAL YEAR ENDED DECEMBER 31, 2009

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Aggressive Equity Portfolio	Sanford Bernstein & Co	$1,144	0.06%	0.02%
Large Cap Core Equity Portfolio	Sanford Bernstein & Co	$6,750	0.47%	0.09%
	Williams Capital Group	$1,342	0.09%	0.05%
Large Cap Value Portfolio	Sanford Bernstein & Co	$8,542	0.33%	0.21%
	Williams Capital Group	$5,274	0.20%	0.29%
Mid Cap Growth Portfolio	Sanford Bernstein & Co	$2,213	0.13%	0.24%
Mid Cap Value Portfolio	Sanford Bernstein & Co	$1,089	0.05%	0.07%
	Williams Capital Group	$59	0.00%	0.00%
Small Cap Growth Portfolio	Sanford Bernstein & Co	$2,243	0.10%	0.09%
	Raymond James & Associates	$9,240	0.42%	0.17%
Technology Portfolio	Sanford Bernstein & Co	$1,515	0.10%	0.03%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2010

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Aggressive Equity Portfolio	Sanford Bernstein & Co	$606	0.08%	0.01%
Large Cap Core Equity	Sanford Bernstein & Co	$5,766	1.18%	0.25%
	Williams Capital Group	$2,318	0.48%	0.15%
Large Cap Value Portfolio	Sanford Bernstein & Co	$8,078	0.96%	0.16%
	Williams Capital Group	$6,156	0.73%	0.22%
Mid Cap Growth Portfolio	Sanford Bernstein & Co	$1,684	0.27%	0.06%
Mid Cap Value Portfolio	Sanford Bernstein & Co	$128	0.03%	0.00%
	Williams Capital Group	$150	0.03%	0.01%
Small Cap Growth Portfolio	Sanford Bernstein & Co	$5,964	0.96%	0.17%
	Raymond James & Associates	$4,420	0.71%	0.19%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

66

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2010, the portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the portfolios paid the brokerage commissions indicated:

Portfolio	Related Brokerage Commissions Paid	Amount of Portfolio Transactions
Aggressive Equity Portfolio	$437,291	$595,559,657
Core Bond Portfolio	$0	$0
International Equity Portfolio	$448,691	$1,117,965,769
Large Cap Core Equity Portfolio	$92,628	$427,610,790
Large Cap Value Portfolio	$329,905	$474,932,351
Mid Cap Growth Portfolio	$110,036	$138,332,349
Mid Cap Value Portfolio	$109,343	$69,881,037
Multi-Sector Bond Portfolio	$0	$0
Technology Portfolio	$197,192	$195,896,447
Small Cap Growth Portfolio	$54,362	$123,590,517
Small Cap Value Portfolio	$20,741	$10,652,292

Investments in Regular Broker-Dealers

As of December 31, 2010, the portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Aggressive Equity Portfolio	Bank of New York Mellon Corp.	E	$1,637
	Citigroup Inc.	E	$4,358
	Goldman Sachs & Co.	E	$7,792
	JPMorgan Chase & Co.	E	$1,701
	JPMorgan Chase & Co.	D	$318,957
	Morgan Stanley & Co., Inc.	E	$857
Core Bond Portfolio	Bank of America Corp.	D	$64,764
	Bank of New York Mellon Corp.	D	$1,435
	Barclays Capital, Inc.	D	$6,211
	Citigroup Inc.	D	$77,788
	Credit Suisse Group	D	$40,136
	Deutsche Bank AG	D	$2,511
	Goldman Sachs & Co.	D	$45,415
	JPMorgan Chase & Co.	D	$127,488
	Morgan Stanley & Co., Inc.	D	$57,438
Multi-Sector Bond Portfolio	Bank of America Corp.	D	$26,726
	Bank of New York Mellon Corp.	D	$1,207
	Barclays Capital, Inc.	D	$1,833
	Citigroup Inc.	D	$26,261
	Credit Suisse Group	D	$8,994
	Deutsche Bank AG	D	$2,759
	Goldman Sachs & Co.	D	$15,444
	JPMorgan Chase & Co.	D	$112,139
	Morgan Stanley & Co., Inc.	D	$20,215

67

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
International Equity Portfolio	Barclays Capital, Inc.	E	$8,417
	Credit Suisse Group	E	$2,165
	JPMorgan Chase & Co.	D	$5,828
Large Cap Core Equity Portfolio	Bank of America Corp.	E	$2,635
	Bank of New York Mellon Corp.	E	$731
	Citigroup Inc.	E	$2,691
	Credit Suisse Group	E	$1,091
	Goldman Sachs & Co.	E	$2,060
	JPMorgan Chase & Co.	E	$14,166
	JPMorgan Chase & Co.	D	$143,770
	Morgan Stanley & Co., Inc.	E	$4,657
Large Cap Value Portfolio	Bank of America Corp.	E	$13,759
	Bank of New York Mellon Corp.	E	$8,980
	Citigroup Inc.	E	$8,296
	Goldman Sachs & Co.	E	$24,047
	JPMorgan Chase & Co.	E	$25,575
	JPMorgan Chase & Co.	D	$245,491
	Morgan Stanley & Co., Inc.	E	$4,447
Mid Cap Growth Portfolio	JPMorgan Chase & Co.	D	$2,874
Mid Cap Value Portfolio	JPMorgan Chase & Co.	D	$5,637
	Piper Jaffray & Co.	E	$77
Small Cap Growth Portfolio	JPMorgan Chase & Co.	D	$9,478
Small Cap Value Portfolio	JPMorgan Chase & Co.	D	$11,417
	Piper Jaffray & Co.	E	$269
Technology Portfolio	JPMorgan Chase & Co.	D	$15,132
Moderate Allocation Portfolio	JPMorgan Chase & Co.	D	$9,153
Target 2015 Portfolio	JPMorgan Chase & Co.	D	$228

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to FMG LLC as its investment manager. Because FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regard to the Allocation Portfolios and the Target Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which FMG LLC could be deemed to have a conflict of interest, FMG LLC will vote shares held by an Allocation Portfolio or a Target Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axa-equitablefunds.com and (ii) on the SEC’s website at http://www.sec.gov.

68

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a portfolio will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•

The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•

Foreign securities not traded directly in the U.S., or traded in ADRs or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

69

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange-traded options are valued at their last sales price or, if not available, the previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•

Shares of the Underlying Portfolios held by the Allocation Portfolios and the Target Allocation Portfolios, as well as shares of open-end mutual funds (other than ETFs) held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as

70

of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each portfolio will continue to qualify each taxable year to be treated as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1 the Code (“RIC”). By doing so, a portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each portfolio, these requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”), defined below (“Income Requirement”); and (2) at the close of each quarter of the portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for

71

these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

If a portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat a pro rata portion of the portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a portfolio invests also satisfies those share requirements, a separate account investing in that portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF (each of which is expected also to be treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. If a Portfolio satisfies those requirements for the first quarter of its first taxable year, it has a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a portfolio’s investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also,

72

certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance of such portfolio.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the portfolio included in income for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that the Manager believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same

73

rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees of the Trust.

74

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2011 (File No. 811-10509), are incorporated by reference and made a part of this document.

75

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2010

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.5 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ALLIANCEBERNSTEIN L.P.
Judith DeVivo	12	$17.9 Billion	5	$316 Million	45	$11.9 Billion	0	N/A	0	N/A	0	N/A
Catherine Wood	4	$775 Million	40	$3.7 Billion	118	$1.14 Billion	0	N/A	0	N/A	0	N/A
CLEARBRIDGE ADVISORS, LLC
Richard Freeman	7	$9.11 Billion	1	$163.2 Million	28,779	$6.79 Billion	0	N/A	0	N/A	0	N/A
Evan Bauman	7	$7.43 Billion	1	$163.2 Million	28,914	$7.24 Billion	0	N/A	0	N/A	0	N/A
GOODMAN & CO. NY LTD.
Noah Blackstein	1	$27.2 Million	11	$1.28 Billion	0	N/A	0	N/A	5	$762.7 Million	0	N/A
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert G. Hagstrom, Jr.	8	$790.3 Million	5	$411.4 Million	11	$1.4 Billion	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
Thomas F. Marsico	28	$17.2 Billion	15	$2.3 Billion	118	$13.0 Billion	0	N/A	0	N/A	0	N/A
A. Douglas Rao	24	$17.1 Billion	9	$1.3 Billion	103	$12.4 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	9	$11.7 Billion	6	$522 Million	103	$12.4 Billion	0	N/A	0	N/A	0	N/A
T. ROWE PRICE ASSOCIATES, INC.
Robert W. Sharps	5	$5.5 Billion	7	$10.7 Billion	40	$5.6 Billion	0	N/A	0	N/A	0	N/A

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.
William A. Muggia	9	$2.9 Billion	15	$726 Million	596	$11.5 Billion	0	N/A	4	$221 Million	19	$997 Million
Ethan J. Meyers	9	$2.9 Billion	11	$505 Million	595	$11.6 Billion	0	N/A	0	N/A	19	$997 Million
John M. Montgomery	9	$2.9 Billion	11	$505 Million	595	$11.6 Billion	0	N/A	0	N/A	19	$997 Million
Matthew W. Strobeck	9	$2.9 Billion	11	$505 Million	600	$11.6 Billion	0	N/A	0	N/A	19	$997 Million
D. Hamlen Thompson	9	$2.9 Billion	11	$505 Million	595	$11.6 Billion	0	N/A	0	N/A	19	$997 Million

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Judith DeVivo	X
Catherine Wood	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

CLEARBRIDGE ADVISORS, LLC

Description of any material conflicts

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Clearbridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.    Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.    In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance.    A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees is shares upon vesting over a four year deferral period.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Richard Freeman	X
Evan Bauman	X

GOODMAN & CO. NY LTD.

Description of any material conflicts

At time of writing, we do not believe any material conflicts would arise in the management of the Fund’s investments by the portfolio manager and the other accounts referred to in column (a)(2). In order to ensure such conflicts do not arise, we have a stringent Fair Allocation Policy that ensures clients are all treated equally. In addition, we have procedures in place to identify any potential conflicts of interest and any such issues are reviewed by the Independent Review Committee that represents interests of clients. Should any material conflict arise in the future, we would notify the Fund immediately and take immediate steps to resolve it.

Portfolio Manager Compensation

Base Salaries

A generous base salary that is in line with industry standards is paid and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Annual bonus is dependent on the following factors:

–	Performance for short, medium and long-term performance, with long-term results gathering the greater weight;

–	Performance is considered total return and gross of taxes;

–	Level of assets under management;

–	Contribution to investment team for investment insights and recommendations and contribution to marketing efforts;

Long-term Incentive Program

A further bonus, one that is deferred, is paid in parent company shares that vest after a three-year period. The level of this bonus is dependent on the usual factors for bonus plus an awareness of the portfolio manager’s key role in the management of his funds.

Stock Incentives in Parent Company, DundeeWealth Inc.

Key individuals, such as executive management and senior investment professionals, including the portfolio manager for this product, may be provided with stock incentives that are dependent on factors individual to each.

Stock Purchase Program

Up to 10% of an employee’s salary may be purchased in the stock of the publicly-listed parent company, DundeeWealth Inc., and the contribution will be matched 100% by GCICL.

Contributions to Group RRSP

GCICL has a phased in program for contributions, starting with a match of up to 20% of an employee’s contribution in the first year of employment to a match of 100% of such contributions by the 5th year of an employee’s tenure with the firm. Tax rules in the Canadian market permit a maximum contribution of $19,000 to a group RRSP. As such, GCICL contribution would be $9,500 annually.

Performance Based Fees

The other funds managed by the portfolio manager incur performance-based fees and he participates in a portion of those fees. Since the Trust will not be charged performance-based fees, there will be some differences in the compensation to the manager by the Fund as opposed to other clients.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Noah Blackstein	X

LEGG MASON CAPITAL MANAGEMENT, INC.

Conflicts of Interest

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager makes investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Structure of Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Robert G. Hagstrom, Jr.	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

a.	Material Conflicts. A description of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund’s investment, on the one hand, and the investments of the other accounts list in a. above , on the other. (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of MCM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, MCM may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because MCM advises multiple accounts. In addition, MCM monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of MCM, including the MCM’s Code of Ethics.

b.	Portfolio Manager Compensation. The structure of, and the method used to determine the compensation of each portfolio manager.

The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on MCM’s profitability. Bonuses are typically based on two other primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, MCM’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other MCM employees. MCM’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of MCM’s business generally.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment management team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X
A. Douglas Rao	X
Coralie Witter	X

T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Portfolio Managers Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Robert W. Sharps	X

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Description of any material conflicts

The management of multiple accounts may result in the Investment Committee (the “IC”) allocating unequal attention and time to the management of each account if each has different objectives, benchmarks, time horizons, and fees as the IC must allocate their time and investment ideas across multiple accounts.

When the same securities are recommended for accounts that incorporate a performance fee and those that do not, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected accounts. Allocations typically are completed on a pro-rata basis for all accounts participating in a trade order. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield may bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last.

In selecting a broker to execute a transaction for a client account, Westfield may take into account services or benefits provided to Westfield by the broker (or by any other party pursuant to an arrangement with the broker), only when all of the following conditions are satisfied:

1. Westfield is exercising investment discretion in the transaction.

2. The client obtains best execution.

3. The only compensation to the broker for executing the transaction is a disclosed commission. (That is, the broker is not dealing out of inventory, acting as a market maker in the security or otherwise charging an undisclosed markup or spread).

4. Westfield has determined, in good faith, that the amount of commission on the transaction is reasonable in relation to the value of the research services provided by the broker, viewed in terms of either that transaction or Westfield’s overall responsibilities to its discretionary client accounts.

Westfield’s Portfolio Strategist serves as the control person, with oversight by the Chief Investment Officer and Chief Compliance Officer, for commission allocation and the review, approval, and hiring of research services. The IC discusses research services quarterly to ensure we are extracting the most value from the services to which we subscribe. The IC reviews and approves research services prior to the hiring of such services.

Mr. Matthew Strobeck, Partner, is a member of the Board of Directors of Metabolix, Inc. (Ticker Symbol: MBLX), a biotech company that held its initial public offering in November 2006. Due to trading restrictions imposed by the issuers, only certain client accounts hold these securities. Securities of Metabolix were initially acquired in private placements prior to the company’s initial public offering. With the exception of client directed events such as liquidation or contributions, dispersion analysis, or portfolio rebalancing, Westfield trades Metabolix securities only during specified time periods (“trading windows”) defined by Metabolix’s trading window/blackout policy. Typically, these trading windows occur quarterly, and begin on the third business day after Metabolix’s issuance of a press release (or other method of public dissemination) announcing its quarterly or annual earnings and end on the 15th day before the end of the then current quarter. Westfield will be notified by, or receive confirmation from, Metabolix of the opening and closing of the trading windows prior to purchasing or selling Metabolix Securities.

Personal securities transactions will raise potential conflicts of interest. Westfield employees’ personal trading activities are regulated by the firm’s Code of Ethics and monitored by Compliance. The same trading windows described above apply to Metabolix transactions in Westfield employees’ personal investment accounts.

Portfolio Manager Compensation

William A. Muggia, President, CEO, CIO, and Partner of Westfield, is the lead member of the Investment Committee, which has day-to-day management responsibility of the Portfolio. As with all strategies at Westfield, investment decisions for the Portfolio are made at the product level by consensus of the Investment Committee. Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

Additionally, Mr. Muggia is entitled to receive a portion of any performance fees earned on accounts, for which he serves as sole discretionary manager, that have a portion of their advisory fee based on performance. Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such accounts to any member of Westfield.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
William A. Muggia	X
Ethan J. Meyers	X
John M. Montgomery	X
Matthew W. Strobeck	X
D. Hamlen Thompson	X

MULTIMANAGER CORE BOND PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK FINANCIAL MANAGEMENT, INC.
Matthew Marra	29	$23.8 Billion	2	$389.7 Million	5	$1.3 Billion	0	N/A	0	N/A	0	N/A
Brian Weinstein	14	$7.6 Billion	25	$9.2 Billion	206	$83.6 Billion	0	N/A	0	N/A	8	$2.8 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Saumil H. Parikh, CFA	9	$3.9 Billion	9	$2 Billion	75	$32.4 Billion	0	N/A	0	N/A	8	$4.13 Billion
SSgA FUNDS MANAGEMENT, INC.
Michael Brunell, CFA*	20	$26.9 Billion	67	$38.46 Billion	196	$86.28 Billion	0	N/A	0	N/A	0	N/A
John Kirby*	20	$26.9 Billion	67	$38.46 Billion	196	$86.28 Billion	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

BLACKROCK FINANCIAL MANAGEMENT, INC.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr. Weinstein currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include is the Barclays Capital Aggregate Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Marra and Mr. Weinstein have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Marra and Mr. Weinstein have participated in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Matthew Marra	X
Brian Weinstein	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

All Asset and All Asset All Authority Funds.    Because the All Asset and the All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in either the EM Fundamental IndexPLUS TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement or EM Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Saumil H. Parikh	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2010.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Mike Brunell	X
John Kirby	X

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ALLIANCEBERNSTEIN L.P.
Henry D’Auria	160	$31.5 Billion	249	$18.2 Billion	33,295	$79.6 Billion	3	$6.9 Billion	10	$1.3 Billion	62	$8.5 Billion
Sharon Fay	203	$33.7 Billion	327	$18.5 Billion	33,299	$80 Billion	3	$6.9 Billion	10	$1.3 Billion	62	$8.5 Billion
Eric Franco	71	$14.5 Billion	122	$6 Billion	125	$16.3 Billion	1	$2.1 Billion	1	$0	8	$1.2 Billion
Kevin Simms	205	$33.7 Billion	341	$20.2 Billion	33,299	$80 Billion	3	$66.9 Billion	13	$1.4 Billion	62	$8.5 Billion

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK INVESTMENT MANAGEMENT, LLC
Creighton Jue	60	$44.4 Billion	77	$114.5 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Edward Corallo	60	$44.4 Billion	164	$415.9 Billion	66	$154.2 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.4 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Jennifer Hsui	60	$44.4 Billion	51	$285.4 Billion	39	$108.7 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
J.P. MORGAN INVESTMENT MANAGEMENT INC.
James Fisher	3	$10.6 Billion	10	$50.1 Billion	18	$30.6 Billion	0	N/A	0	N/A	5	$7 Billion
Howard Williams	1	$196 Million	6	$1 Million	15	$4.9 Billion	0	N/A	0	N/A	1	$301 Million
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman	19	$9.3 Billion	7	$991 Million	20	$2.3 Billion	0	N/A	0	N/A	0	N/A
Munish Malhotra	11	$5.1 Billion	2	$128 Million	16	$1.8 Billion	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1-$10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
Eric Franco	X
Kevin F. Simms	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Multimanager International Equity Portfolio include MSCI EAFE Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Compensation Overview for Mr. Corallo

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Ownership of Securities of the Portfolio as of December 31, 2010

None
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X
Edward Corallo	X

JPMORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

(a)    Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

(b)    Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

(c)    Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	over $1,000,000
James Fisher	X
Howard Williams	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

a.	Material Conflicts. A description of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund’s investment, on the one hand, and the investments of the other accounts list in a. above , on the other. (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of MCM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, MCM may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because MCM advises multiple accounts. In addition, MCM monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of MCM, including the MCM’s Code of Ethics.

b.	Portfolio Manager Compensation. The structure of, and the method used to determine the compensation of each portfolio manager.

The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on MCM’s profitability. Bonuses are typically based on two other primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, MCM’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other MCM employees. MCM’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of MCM’s business generally.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment management team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X
Munish Malhotra	X

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ALLIANCEBERNSTEIN L.P.
Judith DeVivo	12	$18.4 Billion	5	$316 Million	45	$11.9 Billion	0	N/A	0	N/A	0	N/A
Joseph Gerard Paul	150	$28.8 Billion	238	$14 Billion	33,197	$63.3 Billion	3	$6.9 Billion	9	$465 Million	43	$5.1 Billion
David Yuen	148	$28.8 Billion	224	$12.3 Billion	33,197	$63.3 Billion	3	$6.9 Billion	6	$408 Million	43	$5.1 Billion
Gregory Powell	148	$28.8 Billion	224	$12.3 Billion	33,197	$63.3 Billion	3	$6.9 Billion	6	$408 Million	43	$5.1 Billion
Chris Marx	60	$11.4 Billion	50	$1.6 Billion	32,840	$19 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
John D. Phillips	60	$11.4 Billion	50	$1.6 Billion	32,840	$19 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto, CFA	6	$7.7 Billion	0	N/A	24	$241.8 Million	0	N/A	0	N/A	1	$152.3 Million
THORNBURG INVESTMENT MANAGEMENT, INC.
Connor Browne, CFA	5	$4.75 Billion	7	$1.47 Billion	3,075	$2.8 Billion	0	N/A	0	N/A	0	N/A
Ed Maran, CFA	4	$4.74 Billion	6	$1.44 Billion	3,075	$2.8 Billion	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth M. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith DeVivo	X
Joseph Gerard Paul	X
Chris Marx	X
John D. Phillips	X
David Yuen	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2010.

The portfolio manager is compensated for managing the Fund and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts, and scope of responsibility (including assets under management).

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash deferred award, that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto, CFA	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Connor Browne, CFA	X
Ed Maran, CFA	X

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ALLIANCEBERNSTEIN L.P.
Judith DeVivo	12	$18.1 Billion	5	$316 Million	45	$11.9 Billion	0	N/A	0	N/A	0	N/A
Joseph Gerard Paul	150	$28.7 Billion	238	$14 Billion	33,197	$63.3 Billion	3	$6.9 Billion	9	$465 Million	43	$5.1 Billion
David Yuen	148	$28.7 Billion	224	$12.3 Billion	33,197	$63.3 Billion	3	$6.9 Billion	6	$408 Million	43	$5.1 Billion
Gregory Powell	148	$28.6 Billion	224	$12.3 Billion	33,197	$63.3 Billion	3	$6.9 Billion	6	$408 Million	43	$5.1 Billion
Chris Marx	60	$11.2 Billion	50	$1.6 Billion	32,840	$19 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
John D. Phillips	60	$11.2 Billion	50	$1.6 Billion	32,840	$19 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
INSTITUTIONAL CAPITAL LLC
Jerrold K. Senser	13	$8.6 Billion	13	$1.4 Billion	99	$6.4 Billion	0	N/A	0	N/A	8	$1 Billion
Thomas R. Wenzel	13	$8.6 Billion	13	$1.4 Billion	99	$6.4 Billion	0	N/A	0	N/A	8	$1 Billion
MFS INVESTMENT MANAGEMENT
Nevin P. Chitkara	20	$39.5 Billion	6	$2.3 Billion	32	$9.4 Billion	0	N/A	0	N/A	0	N/A
Steven R. Gorham	20	$39.5 Billion	6	$2.3 Billion	32	$9.4 Billion	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1-$10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith DeVivo	X
Joseph Gerard Paul	X
Chris Marx	X
John D. Phillips	X
David Yuen	X

INSTITUTIONAL CAPITAL LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP’s investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP’s revenue and cash flow performance over various periods of time.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Jerrold K. Senser	X
Thomas R. Wenzel	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Compensation

Portfolio manager compensation is received annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight gain given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
MSCI World Index
Russell 1000 Value Index

Lipper Variable Annuity Large-Cap Value Funds

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds

MSCI World Value Index

Lipper Global Large-Cap Value Equity Funds

Standard & Poor’s 500 Value Index

MSCI KOKUSAI (World ex Japan) Index

Morningstar Global Funds

Morningstar Global Large-Cap Value Equity Funds

Morningstar Dollar Cautious Balanced Funds

Morningstar Dollar Moderate Balanced Funds

Morningstar U.S. Large-Cap Value Equity Funds

Steven R. Gorham	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
MSCI World Index

MSCI KOKUSAI (World ex Japan) Index

Morningstar Global Funds

Morningstar Global Large-Cap Value Equity Funds

MSCI World Value Index

Lipper Global Large-Cap Value Equity Funds

Morningstar Dollar Cautious Balanced Funds

Morningstar Dollar Moderate Balanced Funds

Lipper Variable Annuity Large-Cap Value Funds

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds

Morningstar U.S. Large-Cap Value Equity Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS on substantially. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nevin P. Chitkara	X
Steven R. Gorham	X

MULTIMANAGER MID CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.6 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ALLIANCEBERNSTEIN L.P.
Bruce K. Aronow	46	$3.9 Billion	52	$106 Million	31	$2.4 Billion	0	N/A	0	N/A	3	$376 Million
N. Kumar Kirpalani	43	$3.1 Billion	51	$104 Million	26	$1.8 Billion	0	N/A	0	N/A	3	$376 Million
Samantha S. Lau	43	$3.1 Billion	51	$104 Million	26	$1.8 Billion	0	N/A	0	N/A	3	$376 Million
Wen-Tse Tseng	43	$3.1 Billion	51	$104 Million	26	$1.8 Billion	0	N/A	0	N/A	3	$376 Million
BLACKROCK INVESTMENT MANAGEMENT, LLC
Creighton Jue	60	$44.65 Billion	77	$114.5 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Edward Corallo	60	$44.65 Billion	164	$415.9 Billion	66	$154.2 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.65 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Jennifer Hsui	60	$44.65 Billion	51	$285.4 Billion	39	$108.7 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion

MULTIMANAGER MID CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	2	$5.13 Billion	5	$326 Million	2	$0	0	N/A	0	N/A	0	N/A
Michael McCarthy	3	$5.5 Billion	5	$316.3 Million	6	$338.3 Million	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Stephen Mortimer	20	$9.9 Billion	2	$231 Million	10	$1.9 Billion	0	N/A	0	N/A	2	$284.9 Million
Michael T. Carmen	11	$7.45 Billion	9	$631.5 Million	10	$1.9 Billion	0	N/A	2	$327.9 Million	1	$193 Million

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Wen-Tse Tseng	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Multimanager Mid Cap Growth Portfolio include Russell 2500 Growth Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Compensation Overview for Mr. Corallo

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Ownership of Securities of the Fund as of December 31, 2010

None
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X
Edward Corallo	X

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Carmen also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional, who are partners of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell Mid Cap Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The

Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Carmen and Mortimer are partners of the firm.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
Stephen Mortimer	X
Michael T. Carmen	X

MULTIMANAGER MID CAP VALUE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
	accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.6 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

BLACKROCK INVESTMENT MANAGEMENT, LLC
Creighton Jue	60	$44.6 Billion	77	$114.5 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Edward Corallo	60	$44.6 Billion	164	$415.9 Billion	66	$154.2 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.6 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Jennifer Hsui	60	$44.6 Billion	51	$285.4 Billion	39	$108.7 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
DIAMOND HILL CAPITAL MANAGEMENT, INC.
Chris Welch, CFA	7	$2.8 Billion	0	N/A	228	$2.9 Billion	0	N/A	0	N/A	4	$28 Million
Tom Schindler, CFA	2	$917 Million	0	N/A	28	$225 Million	0	N/A	0	N/A	0	N/A
Chris Bingaman, CFA	6	$3 Billion	3	$253 Million	46	$257 Million	0	N/A	3	$253 Million	0	N/A
KNIGHTSBRIDGE ASSET MANAGEMENT, LLC
John Prichard	1	$41.7 Million	1	$1.5 Million	1,673	$1.67 Billion	0	N/A	1	$1.5 Million	9	$10 Million
TRADEWINDS GLOBAL INVESTORS, LLC
David B. Iben	13	$7.1 Billion	17	$4 Billion	6,087	$6.5 Billion	0	N/A	1	$146.3 Million	2	$70 Million

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Multimanager Mid Cap Value Portfolio include Russell 2500 Value Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Compensation Overview for Mr. Corallo

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Ownership of Securities of the Portfolio as of December 31, 2010

None
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X
Edward Corallo	X

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Portfolio Managers Compensation

All of the portfolio managers, and research analysts, are paid by the adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Fund(s) that they manage,

•	The Adviser’s assessment of the investment contribution they make to Funds they do not manage,

•	The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for each Fund, the respective Fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined by the compensation committee of the adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on overall firm operating margins compared to similar firms. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match.

Other Portfolio Manager Information

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees

Diamond Hill Capital Management, Inc. (“Adviser”) manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”) for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As of result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other discretionary accounts are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Chris Welch	X
Tom Schindler	X
Chris Bingaman	X

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Portfolio and the investment action for such other accounts and the Portfolio may differ. Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Portfolio. Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate. Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

As a principal of Knightsbridge, John Prichard’s compensation is tied to the net income of firm.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alan T. Beimfohr	X
John Prichard	X

TRADEWINDS GLOBAL INVESTORS, LLC

Description of material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts may be presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s co-Presidents and group heads as appropriate. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios in the strategy managed relative to the strategy’s general benchmark for one, three and five year periods (as applicable)

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to senior investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Dave Iben	X

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
Saumil H. Parikh	9	$3.9 Billion	9	$2 Billion	75	$32.4 Billion	0	N/A	0	N/A	8	$4.13 Billion
POST ADVISORY GROUP, LLC
Melinda Newman	1	$264 Million	3	$1.41 Billion	52	$8.42 Billion	0	N/A	0	N/A	4	$697 Million
Larry Post	1	$264 Million	3	$1.41 Billion	52	$8.42 Billion	0	N/A	0	N/A	4	$697 Million
SSgA MANAGEMENT, INC.*
Mike Brunell	20	$26.9 Billion	67	$38.46 Billion	196	86.28	0	N/A	0	N/A	0	N/A
John Kirby*	20	$26.9 Billion	67	$38.46 Billion	196	86.28	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

All Asset and All Asset All Authority Funds.    Because the All Asset and the All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in either the EM Fundamental IndexPLUS TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement or EM Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Saumil H. Parikh	X

POST ADVISORY GROUP, LLC

Conflicts of Interest

Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, conflicts of interest may arise. Post’s investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post.

Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or sell the security in accordance with those accounts’ investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.

Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s polices and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

Employees of Post may engage in personal investment activities that could involve a conflict of interest wit the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation

The compensation package provided to senior management is highly competitive versus similar high yield asset management firms. The compensation for the senior investment professionals is comprised of base salary, cash and deferred bonus as well as profit-based incentive programs. Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm as well as the individual’s value added contribution to the firm.

Post does not offer incentives to our professionals based on the size of assets under management. Post believes that everyone should be motivated to the same goal: the successful investment of our clients’ funds will ultimately lead to the success of our firm. Every Post employee is eligible to participate in the bonus pool and equity-like incentive programs. Post’s senior management team makes the final determination of the amount allocated to each individual.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Melinda Newman	X
Larry Post	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2010.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Mike Brunell	X
John Kirby	X

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
BLACKROCK INVESTMENT MANAGEMENT, LLC
Creighton Jue	60	$44.5 Billion	77	$114.5 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Edward Corallo	60	$44.5 Billion	164	$415.9 Billion	66	$154.2 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.5 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Jennifer Hsui	60	$44.5 Billion	51	$285.4 Billion	39	$108.7 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
LORD, ABBETT & CO. LLC
F. Thomas O’Halloran, III	6	$2.0 Billion	0	N/A	10	$404.6 Million	0	N/A	0	N/A	0	N/A
Anthony W. Hipple	3	$165.6 Million	0	N/A	1	$100.1 Million	0	N/A	0	N/A	0	N/A
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
Dennis Lynch	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
David Cohen	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
Sam Chainani	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
Alexander Norton	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
Jason Yeung	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
Armistead Nash	29	$17.5 Billion	4	$2.5 Billion	12	$917.7 Million	0	N/A	0	N/A	0	N/A
NORTHPOINTE CAPITAL, LLC
Carl Wilk	0	N/A	0	N/A	22	$693 Million	0	N/A	0	N/A	4	$76.6 Million
Karl Knas	0	N/A	0	N/A	21	$715.8 Million	0	N/A	0	N/A	4	$76.6 Million

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual longterm incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Multimanager Small Cap Growth Portfolio include Russell 2000 Growth Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock Inc. restricted stock units that. once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Compensation Overview for Mr. Corallo

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock Inc. restricted stock units that. once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Ownership of Securities of the Portfolio as of December 31, 2010

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X
Edward Corallo	X

LORD, ABBET & CO. LLC

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2010

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer group maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
F. Thomas O’Halloran, III	X
Anthony W. Hipple	X

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Ownership of Securities of the Portfolio as of December 31, 2010

Dennis Lynch	X
David Cohen	X
Sam Chainani	X
Alexander Norton	X
Jason Yeung	X
Armistead Nash	X

NORTHPOINTE CAPITAL, LLC

Description of any material conflicts

As part of our overall compliance environment, and as part of our policies and procedures, NorthPointe Capital is required to identify possible material conflicts of interest and develop policies and procedures designed to mitigate those risks. As a result, while possible conflicts may exist, as described below, we believe that we have developed policies designed to address those risks.

Conflicts of interest could occur in the management of client accounts, including the allocation of investment opportunities or brokerage, due to many factors, including client fee arrangements, size, research availability, and brokerage arrangements. NorthPointe Capital has adopted polices to address these risks, including aggregating and allocating transactions whenever possible and in accordance with its policies, which are consistent with its duty to seek best execution for the clients whose orders are aggregated. When aggregating orders for clients who give us unrestricted brokerage discretion, no client is favored over any other client; each client participating in the aggregated order will participate at the average share price calculated for the aggregate order rounded to the nearest one share, with transaction costs shared pro-rata based on each client’s participation in the transaction subject to the brokerage fee rates negotiated by the brokerage firm. Securities purchased or sold in a batched transaction are allocated pro rata, when appropriate, to the participating client accounts in proportion to the size of the order placed for each account and rounded to the nearest one share. Accounts that compensate NorthPointe Capital on a performance fee basis, as well as internal and seed type accounts are traded on the same basis as unrestricted discretionary client accounts.

In the area of employee personal trading, NorthPointe Capital has adopted a Code of Ethics designed to uphold the following principles: (1) that NorthPointe Capital’s duty at all times is to place the interests of clients first; (2) that all personal securities transactions conducted by all officers or employees of NorthPointe Capital shall be conducted consistently with the provisions of the Code and in a manner to avoid any actual or potential conflict of interest or any abuse of that individual’s position of trust and responsibility; and (3) that NorthPointe’s officers and employees shall not take inappropriate advantage of their positions. Personal securities transactions require preapproval and are subject to holding periods, in addition to other restrictions.

Compensation

NorthPointe Capital’s employees are compensated through a well-articulated program designed to attract as well as retain key talent, and to focus employees on firm goals rather than individual accomplishments. The program starts with an aggressive equity program. All senior investment professionals in the firm own equity, as well as representatives from marketing and operations. This gives all parts of the firm a stake in the continued success of the firm. Equity in the firm may be purchased or granted. Grants vest over three years, which ensures that partners focus on the longer term success of the firm. The two components of cash compensation include a competitive base salary and bonus program. The base salaries are benchmarked to industry averages while the bonus program has both an objective and discretionary component. The investment personnel may receive an objective bonus based on the additional return or alpha generated by their stock picks and portfolio returns respectively. Finally, we recognize employees who make extraordinary contributions to the firm’s success with a discretionary bonus.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Carl Wilk	X
Karl Knas	X

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK INVESTMENT MANAGEMENT, LLC
Creighton Jue	60	$44.5 Billion	77	$114.5 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Edward Corallo	60	$44.5 Billion	164	$415.9 Billion	66	$154.2 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.5 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Jennifer Hsui	60	$44.5 Billion	51	$285.4 Billion	39	$108.7 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
FRANKLIN ADVISORY SERVICES, LLC
William J. Lippman	15	$13.1 Billion	1	$377.8 Million	1	$768.5 Million	0	N/A	0	N/A	0	N/A
Bruce C. Baughman, CFA	11	$12.3 Billion	1	$377.8 Million	0	N/A	0	N/A	0	N/A	0	N/A
Margaret McGee	14	$12.3 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Y. Dogan Sahin, CFA	2	$3.2 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor, CPA	14	$12.3 Billion	1	$377.8 Million	0	N/A	0	N/A	0	N/A	0	N/A
HORIZON ASSET MANAGEMENT, INC.
Murray Stahl	2	$177 Million	9	$267 Million	865	$1.25 Billion	0	N/A	7	$208 Million	0	N/A
PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
George A. Henning	3	$220.6 Million	0	N/A	113	$55.1 Million	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,000-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Multimanager Small Cap Value Portfolio include Russell 2000 Value Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Compensation Overview for Mr. Corallo

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Bliss, Mr. Jue and Mrs. Hsui have each participated in the LTIP.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X
Edward Corallo	X

FRANKLIN ADVISORY SERVICES, LLC

Description of any material conflicts.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
William J. Lippman	X
Bruce C. Baughman, CFA	X
Margaret McGee	X
Y. Dogan Sahin, CFA	X
Donald G. Taylor, CPA	X

HORIZON ASSET MANAGEMENT, INC.

Potential Conflicts of Interest

As an investment adviser and fiduciary, Horizon Asset Management, Inc. (“Horizon”) has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Horizon has developed policies and procedures reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest including, but not limited to, the areas of employee personal trading, managing multiple accounts for multiple clients, allocation of investment opportunities and other business activities.

Employee Personal Trading.    Horizon has adopted a Code of Ethics designed to detect and prevent potential conflicts of interest when the firm, its investment professionals and/or its other employees own, buy or sell securities that may be owned by, or bought or sold for, its clients. Personal securities transactions by the firm and/or an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or while such issuer is being researched by Horizon. Subject to the reporting requirements and other limitations of its Code of Ethics (such as blackout and holding periods), Horizon permits its employees to engage in personal securities transactions.

Managing Multiple Accounts for Multiple Clients.    Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts. Horizon’s investment professionals have responsibilities for managing multiple funds and accounts with common investment strategies. These funds and/or accounts may be other registered investment companies, separate accounts and/or unregistered commingled funds. Horizon has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.

Allocation of Investment Opportunities.    Horizon seeks to provide best execution of all securities transactions. However, Horizon’s side-by-side management of funds and/or accounts with incentive fee arrangement in tandem with other funds and/or accounts creates potential conflicts of interest. To this end, Horizon has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise, and to ensure all accounts are treated fairly. Under normal circumstances, Horizon aggregates and then allocates securities to appropriate client accounts in a fair and timely manner, without regard to an account’s fee arrangements.

Other Business Arrangements.    Horizon authors research reports and makes such reports available on a subscription basis to institutional clients. As these situations may represent a potential conflict of interest, Horizon has adopted restrictive policies and procedures as appropriate to detect and mitigate or prevent potential conflicts of interest. These policies and procedures include, but are not limited to, a restriction on trading in certain securities while such research reports are being composed and until after such reports have been published. These restrictions on trading may adversely affect Horizon’s ability to implement its investment strategies.

Portfolio Manager Compensation

Non-owner Portfolio Managers are compensated with salary and incentive compensation. Salary is typically a function of the skill and experience of the individual portfolio manager. Incentive compensation is typically designed to align the interests of the portfolio manager with that of Fund investors and the overall firm. Portfolio Managers who are owners of the firm participate in the overall profitability of the firm through distributions.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Murray Stahl	X

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

No material conflicts of interest have been identified in connection with Mr. Henning’s management of the Registered Investment Companies identified above or the Fund’s investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Henning will report any perceived conflicts of interest to Pacific Global’s Chief Compliance Officer should they arise. Pacific Global’s compliance program provides written procedures related to trade aggregation and other potential conflicts of interest. The Chief Compliance Officer monitors compliance with these procedures as a component of Pacific Global’s compliance program.

Portfolio Manager Compensation

For the fiscal year ended December 31, 2010, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from Pacific Global for services rendered including portfolio management services provided to the Registered Investment Companies and the Other Accounts included above.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
George A. Henning	X

MULTIMANAGER TECHNOLOGY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
Kenneth T. Kozlowski	29	$49.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	27	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen	5	$2.35 Billion	4	$411 Million	16	$609 Million	0	N/A	1	$137 Million	0	N/A
Walter Price	5	$2.35 Billion	6	$422 Million	10	$601 Million	0	N/A	3	$148 Million	0	N/A
SSgA FUNDS MANAGEMENT, INC.*
Lynn Blake, CFA	99	$79 Billion	254	$289 Million	294	$263 Million	0	N/A	0	N/A	0	N/A
John Tucker, CFA	99	$79 Billion	254	$289 Million	294	$263 Million	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill	7	$139 Million	21	$380 Million	82	$1.47 Billion	0	N/A	3	$143 Million	12	$177.8 Million
Nicolas B. Boullet	6	$135.1 Million	13	$176 Million	65	$884.3 Million	0	N/A	1	$26.4 Million	10	$103.4 Million
Bruce L. Glazer	7	$107 Million	23	$584.5 Million	81	$688.6 Million	0	N/A	3	$442.5 Million	12	$102 Million
Anita M. Killian	7	$68.9 Million	13	$85 Million	36	$296.5 Million	0	N/A	1	$13.3 Million	8	$72.3 Million
Michael T. Masdea	4	$81.2 Million	3	$38 Million	13	$102.6 Million	0	N/A	1	$16.1 Million	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

In addition, registered investment companies for which Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as the portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Manager serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Mr. Kozlowski, Mr. Chan and Mr. Poutas also serve as portfolio managers to allocated portions of certain other portfolios (including the Fund) that are not currently operated as “funds of funds.” None of these portfolios or portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on the individual portfolio manager’s compensation as further described below, Mr. Kozlowski, Mr. Chan and Mr. Poutas are not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the allocated portion of the Fund, on the one hand, and the other portfolios and allocated portions, on the other, such as material conflicts in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Premier VIP Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

RCM Compensation.

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of its staff with the investment results generated on behalf of its clients. RCM’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives.

RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a long term incentive plan (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program

The primary components of RCM’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (LTIPA). RCM strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of RCM’s business.

Base salary.    Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Bonus.    Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM’s regional chief investment officer (“CIO”) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

Long-Term Incentive Plan.    The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between RCM’s clients, senior professionals, and RCM’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors AG, RCM’s parent. LTIPA is awarded annually - for senior professionals it typically amounts to between 20-30 percent of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for RCM to deliver results on a sustainable basis. RCM views this as very competitive and similar in nature to ownership, yet its employees do not need a liquidity event to realize large gains in value.

Profit Program

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage.

In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2010.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Averill and Glazer also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their roles as an Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the AXA Technology Splice over one and three year periods, with an emphasis on three year results. Previously, the Investment Professionals’ incentive payment relating to the Fund was linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professionals compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill and Glazer and Ms. Killian are partners of the firm.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill	X
Nicolas B. Boullet	X
Bruce L. Glazer	X
Anita M. Killian	X
Michael T. Masdea	X

AXA ALLOCATION PORTFOLIOS AXA TARGET ALLOCATION PORTFOLIOS AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA CONSERVATIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$47.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$47.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$36.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$36.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA ALLOCATION PORTFOLIOS AXA TARGET ALLOCATION PORTFOLIOS AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$45.7 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2015 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$49.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2025 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$49.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2035 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$49.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2045 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	27	$49.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

In addition, registered investment companies for which Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as the portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Manager serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Mr. Kozlowski, Mr. Chan and Mr. Poutas also serve as portfolio managers to allocated portions of certain other portfolios (including the Fund) that are not currently operated as “funds of funds.” None of these portfolios or portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on the individual portfolio manager’s compensation as further described below, Mr. Kozlowski, Mr. Chan and Mr. Poutas are not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the allocated portion of the Fund, on the one hand, and the other portfolios and allocated portions, on the other, such as material conflicts in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because Mr. Kozlowski, Mr. Chan and Mr. Poutas serve as officers and employees of the Manager, and their roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2010

AXA CONSERVATIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

AXA MODERATE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
Alwi Chan	X
Xavier Poutas	X
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
TARGET 2015 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
TARGET 2025 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
TARGET 2035 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
TARGET 2045 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

APPENDIX C

AXA PREMIER VIP TRUST

PROXY VOTING POLICIES AND PROCEDURES

I.    Trust’s Policy Statement

The AXA Premier VIP Trust (the “Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.    Trust’s Proxy Voting Program

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager of the Trust’s portfolios. FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to FMG LLC. Because FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.    FMG LLC’s Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, FMG LLC will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.    Advisers’ Proxy Voting Policies and Procedures

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.    Written Policies and Procedures:    The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and FMG LLC, upon request, copies of such policies and procedures.

B.    Fiduciary Duty:    The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.    Conflicts of Interest:    The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.    Voting Guidelines:    The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.    Monitoring Proxy Voting:    The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.    Record Retention and Inspection:    The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or FMG LLC may reasonably request.

V.    Disclosure of Trust’s Proxy Voting Policies and Procedures and Voting Record

FMG LLC, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VI.    Reports to Trust’s Board of Trustees

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust’s portfolio securities and any other information requested by the Board of Trustees.

Adopted: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of Investment Manager Adopted as of: August 6, 2003

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1.    Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BlackRock

Proxy voting guidelines for

U.S. securities

December 2009

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium:    For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction:    There should be a favorable business reason for the combination.

Board approval/transaction history:    Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions:    We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred

See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

CLEARBRIDGE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES SUMMARY

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Risk Metrics Group (RMG) PVS Voting guidelines, which RMG represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request:

(i)	a copy of ClearBridge’s Proxy Voting Policies and Procedures; and/or

(ii)	information concerning how ClearBridge voted proxies with respect to the securities held in your account.

Such request may be made by sending a written request to:

ClearBridge Advisors, LLC

620 8th Avenue

New York, NY 10018

Attention: Client Services

DIAMOND HILL CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

Adopted July 29, 2003

The Securities and Exchange Commission’s (the “Commission”) adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.    Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.    Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.    Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees or Directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

3.	Using restricted stock grants instead of options.

4.	Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.	Annual option grants that would exceed 2% of outstanding shares.

2.	Ability to issue options with an exercise price below the stock’s current market price.

3.	Automatic share replenishment (“evergreen”) feature.

4.	Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.	Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s affect on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client’s holding.

FRANKLIN ADVISERS, INC.

FRANKLIN ADVISORY SERVICES, LLC

Please note our Proxy Voting language is the same for

all advisors, simply change the advisor name

PROXY VOTING POLICIES AND PROCEDURES

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisory Services, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the investment manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles    The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.    The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The investment manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.    The investment manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.    The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.    The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.    The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.    Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The investment manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the investment manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the investment manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the investment manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

GOODMAN & COMPANY N.Y. LTD.

PROXY VOTING GUIDELINES

Goodman & Company N.Y., Ltd. (“Goodman & Company N.Y.”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

Goodman & Company N.Y. is a subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Goodman & Company N.Y.

The purpose of this document is to outline the general guidelines used by Goodman & Company N.Y. for voting proxies received from companies held in Funds managed by Goodman & Company N.Y.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Goodman & Company N.Y., in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, Goodman & Company N.Y. may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, Goodman & Company N.Y., or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Goodman & Company N.Y. fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Goodman & Company N.Y. proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Goodman & Company N.Y. will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Goodman & Company N.Y. fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Goodman & Company N.Y., on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Goodman & Company N.Y. will not vote proxies received for issuers of securities that are no longer held in a Fund. Goodman & Company N.Y., on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Goodman & Company N.Y., in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Goodman & Company N.Y. provides sub advisory investment management services to a registered investment company, Goodman & Company N.Y. will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. Goodman & Company N.Y. will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Goodman & Company N.Y. is a subsidiary of DundeeWealth. Some of the Funds may hold common shares of DundeeWealth or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Goodman & Company N.Y. or its employees in connection with the exercise of voting rights of the Funds attached to the DundeeWealth shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of DundeeWealth shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Goodman & Company N.Y. has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by DundeeWealth and without taking into account any consideration relevant to DundeeWealth or any of its associates or affiliates.

Goodman & Company N.Y. will maintain records relating to a Fund’s proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Goodman & Company N.Y. that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director of Compliance, Investment Counsel to amend this document when necessary to reflect changes at Goodman & Company N.Y. and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquires should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto Ontario, M5C 2V9.

HORIZON

ASSET MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

MARCH 2011

Horizon provides investment advisory services to managed accounts and private investment funds and invests the assets of these funds and accounts in securities issued by public and private issuers. Horizon has authority to vote proxies relating to such securities on behalf of the funds and accounts it manages.

The SEC has adopted Rule 206(4)-6 under the Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in Advisory Client portfolios are required to implement proxy voting policies and describe those policies to their Advisory Clients. The policies attempt to elucidate a complex subject. Horizon may, from time to time, determine that it is in the best interests of its Advisory Clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the CCO.

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Advisory Client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the funds and accounts managed by Horizon, as determined by it in its discretion, taking into account that one of the key factors Horizon considers when determining the desirability of investing in a particular company is the quality and depth of its management. With that in mind, Horizon recognizes that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Horizon believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where it is found to be not in the best interests of their Advisory Client, and Horizon may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company1.

Horizon has engaged Risk Metrics Group (“RMG”), formerly Institutional Shareholder Services (ISS), to vote all Advisory Client proxies according to its internal guidelines, unless Horizon affirmatively directs them to the contrary. In order for Horizon to override RMG’s vote, the portfolio manager requesting an override must receive approval from Horizon’s CCO. Approval by Horizon’s CCO will be granted after a review of any conflicts or potential conflicts of interest that would accrue from a change in a proxy vote. Moreover, RMG will be responsible for maintaining the records of all votes and for the generation of reports.

[1]	Horizon shall not exercise the shareholder voting rights delegated to Horizon by Advisory Clients relating to investments in a public utility company or public utility holding company or act in any other way to exercise control over any public utility company or public utility holding company.

INSTITUTIONAL CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

INSTITUTIONAL CAPITAL LLC

PROXY VOTING GUIDELINES

I.    Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on the Adviser. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.    Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.    Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.    Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.    Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.    Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Proxy voting policies and procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the

“Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The Adviser’s proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

JPMORGAN

ASSET MANAGEMENT

GLOBAL PROXY VOTING

PROCEDURES AND GUIDELINES

FOR NORTH AMERICA

2010 EDITION

APRIL 1, 2010

Table of Contents- North America

Part I:    JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

[1]	Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavorial Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

[2]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples	of such material conflicts of interest that could arise include circumstances in which:

(i)	management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset management

Part II:    Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A:    North America Proxy Voting

Part II.A:    North America Guidelines Table of Contents

Part II.A:    North America Guidelines Table of Contents

Part II.A:    North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1)	Majority of board composed of independent directors,

2)	Nominating committee composed solely of independent directors,

3)	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6)	Absence of superior voting rights for one or more classes of stock,

7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1)	Annually elected board,

2)	Majority of board composed of independent directors,

3)	Nominating committee composed solely of independent directors,

4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6)	Absence of superior voting rights for one or more classes of stock,

7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.

No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.

These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a.	Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay

Vote for “Say on Pay” a non-binding advisory vote but vote against proposals which would require further shareholder say on compensation whereby shareholder influence would impede on one of the main duties of the board of directors of the company.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.	World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

FEBRUARY 2011

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

25.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

26.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

27.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

28.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

29.	Janus will generally oppose proposals for different classes of stock with different voting rights.

30.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

31.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

32.	Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

33.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

34.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

35.	Janus will evaluate plans of reorganization on a case-by-case basis.*

36.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

37.	Janus will generally vote in favor of proposals regarding changes in company name.

38.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

39.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

40.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

41.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

42.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

43.	Janus will generally vote in favor of proposals to require that voting be confidential.

44.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

45.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

46.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

FEBRUARY 2011

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a Vice President of Compliance, and one or more portfolio management representatives (or their respective designees) that provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group.    The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

[1]	All references to portfolio managers include assistant portfolio managers.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.    Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

PROXY VOTING SUMMARY

MARCH 31, 2010

The fundamental guideline followed by Knightsbridge in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances, it is the policy of Knightsbridge to exercise its proxy voting discretion in accordance with written pre-determined proxy voting guidelines (“Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Knightsbridge may subscribe to the services of unaffiliated third party proxy vendors that provide written vote recommendations/ guidelines, proxy voting, and administrative and record-keeping assistance.

In cases where sole proxy voting authority rests with Knightsbridge for plans governed by ERISA, Knightsbridge will vote proxies in accordance with the Proxy Voting Guidelines unless outlined otherwise in the plan’s governing documents and subject to the fiduciary responsibility standards of ERISA.

If Knightsbridge becomes aware of any type of potential or actual conflict of interest relating to a proxy proposal, Knightsbridge will promptly document the conflict and may handle such conflict in a number of ways depending on the type and materiality. The method selected by Knightsbridge will depend upon the facts and circumstances of each situation and the requirements of applicable laws and will always be handled in the client(s)’ best interest.

Knightsbridge may also choose not to vote proxies in certain situations or for certain accounts; for example, (1) where a client has retained the right to vote the proxies; (2) where Knightsbridge deems that the cost of voting the proxy would exceed any anticipated benefit to the client, or (3) where a proxy is received for a client account that has been terminated.

A complete copy of the Knightsbridge’s current Proxy Voting Policies & Procedures is attached. Clients may obtain information on how their proxies were voted by contacting Knightsbridge at the principal office and place of business indicated on page 1 of this form. Clients should include in their request, their name, and the account and security for which they are making the request.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY PRINCIPLES AND PROCEDURES

Overview

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

Procedures

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

LORD, ABBETT & CO. LLC

Proxy Voting Policies and Procedures

INTRODUCTION

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

PROXY VOTING PROCESS OVERVIEW

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholders Services Inc. as the Proxy Advisor.
[2]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

CONFLICTS OF INTEREST

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

PROXY VOTING GUIDELINES

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluation a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General — In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans — An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay — “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance — “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions — A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies — Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits — Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledges that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits — Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans — Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments — A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure — A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation — We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings — A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access — Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans — Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions — A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions — An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions — A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings — Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Adopted: March 10, 2011

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”).

The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.    REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.    MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees. MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.    REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

OCTOBER 1, 2010

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.    Routine Matters.    We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence:    We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions:    We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many

non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.    Statutory auditor boards.    The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.    Corporate transactions and proxy fights.    We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.    Auditors.    We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.    Social, Political and Environmental Issues.    Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.    Fund of Funds.    Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

NORTHPOINTE CAPITAL LLC

PROXY VOTING GUIDELINES

I.	INTRODUCTION

NorthPointe Capital LLC (“NorthPointe” or the “Firm”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NorthPointe currently provides, or may provide, investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals.

These guidelines (hereinafter, the “Proxy Voting Guidelines”) describe how the Firm discharges its fiduciary duty to vote on behalf of the Firm’s clients’ proxies that are received in connection with underlying portfolio securities. The Firm understands its responsibility to process proxies and to maintain proxy records. In addition, the Firm understands its duty to vote proxies.

These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of the Firm’s clients (to the extent, if any, that the economic interests of a Firm client are affected by the proxy).

Pursuant to these Proxy Voting Guidelines, the Firm shall vote proxies on behalf of any client who so designates.

II.	HOW PROXIES ARE VOTED

Proxy Voting Administration through the Institutional Shareholder Services System.    The Firm utilizes Institutional Shareholder Services (“ISS”), an indirect subsidiary of RiskMetrics Group, for the administration of proxy voting through the Internet-based proxy voting system operated by ISS.

Accordingly, except as described below, ISS:

a.	processes all proxies received in connection with underlying portfolio securities held by Clients;

b.	votes proxies in accordance with the guidelines adopted by the Firm or in accordance with specific guidelines adopted by the Client; and

c.	maintains appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of the Firm.

Accordingly, these Proxy Voting Guidelines incorporate the RiskMetrics Group and ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current RiskMetrics Group and ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A.

The Firm has given an authorization and direction letter to each Client’s custodian, which custodian then forwards all proxy statements received on behalf of the Client directly to ISS to vote the proxies. The Firm typically receives notification on the ISS Internet website of upcoming shareholders meetings from ISS. The Firm updates the Client list with ISS as changes in our list of clients occurs.

When the RiskMetrics Group and ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation: (i) ISS shall notify the Firm; and (ii) the Firm shall use the Firm’s best judgment in voting proxies on behalf of Clients. Memoranda shall be maintained documenting the rationale for and actual vote in these instances.

In accordance with these Proxy Voting Guidelines, the Firm, through ISS, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that the Firm receives.

Foreign Proxies.    There are situations, however, in which the Firm cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, the Firm will not process a foreign proxy:

a.	if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;

b.	when the Firm has not been given enough time to process the vote; or

c.	when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

Monitoring the RiskMetrics Group and ISS Proxy Voting Guidelines.    Pursuant to these Proxy Voting Guidelines, the Firm shall require ISS to provide to the Firm, on a quarterly basis, an appropriate report and/or representations that all proxies voted by ISS on behalf of Clients during the previous quarter were voted in accordance with the RiskMetrics Group and ISS Proxy Voting Guidelines or in accordance with Client specific guidelines.

A committee of appropriate personnel of the Firm also shall review the RiskMetrics Group and ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Firm’s views on the various types of proposals covered by the RiskMetrics Group and ISS Proxy Voting Guidelines. The RiskMetrics Group and ISS Proxy Voting Guidelines usually are reviewed during the first quarter of the calendar year before the beginning of “proxy voting season” and also shall be reviewed upon notification from ISS of any material changes.

When reviewing the RiskMetrics Group and ISS Proxy Voting Guidelines, the Firm considers whether these guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interests of Clients. The Firm also shall review both these Proxy Voting Guidelines and the RiskMetrics Group and ISS Proxy Voting Guidelines to make certain that each set of these guidelines complies with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

IV.	CONFLICTS OF INTEREST

With respect to conflicts of interest, the Firm does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that would create a potential conflict of interest between Clients and the Firm regarding a proxy vote. However, it is possible that the Firm may manage assets for publicly held clients, and the Firm may invest in the public securities of that client.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Firm, the proxy will be voted in accordance with the Client specific guidelines on the account or if no Client guidelines apply, strictly in conformity with the recommendation of ISS.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the Chief Compliance Officer for the Firm. The Chief Compliance Officer for the Firm then would provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

V.	PROXY VOTING FOR SECURITIES INVOLVED IN SECURITIES LENDING

Many Clients participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). The Firm believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, the Firm, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies. Consequently, it is the Firm’s policy that, in the event that the Firm manages an account for a Client that employs a securities lending program, the Firm generally will not seek to vote proxies relating to the securities on loan.

VI.	RECORDKEEPING & REPORTING

The Firm shall keep and maintain the following records and other items:

i.	the Proxy Voting Guidelines;

ii.	the RiskMetrics Group and ISS Proxy Voting Guidelines;

iii.	the Other Client Subadvised Proxy Voting Guidelines;

iv.	proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system);

v.	records of votes cast on behalf of Clients (through ISS);

vi.	Client written requests for information as to how the Firm voted proxies for said Client;

vii.	any Firm written responses to an oral or written request from a Client for information as to how the Firm voted proxies for the Client; and

viii.	any documents prepared by the Firm that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of the Firm — except for those records that shall be maintained by ISS and electronic filings that are available on the SEC’s EDGAR system.

Clients shall be instructed to contact their client services representative in order to obtain information as to how the proxies for these their accounts were voted.

The Firm shall provide Clients, upon request, with a representation and/or appropriate report regarding proxy voting and any material changes to the proxy voting guidelines.

The Firm will ensure that all applicable proxy voting records for registered investment companies that it serves as advisor for will be filed with the SEC on Form N-PX as required by SEC Rules and Regulations.

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Portfolio Proxy Voting

Policies and Procedures

Pacific Global Investment Management Company (PGIMC) purchases and holds stock of companies which we believe will be a good investment for our clients. When those companies have issues which are put to shareholder votes, we are focused on the investment implications of each issue. Our review process is based on, above all other considerations, the best interests of our clients.

Proxy Administration

Each PGIMC client elects either to retain proxy voting authority himself or herself or to grant proxy voting authority to PGIMC. Once granted, the proxy voting authority will remain in effect until written instructions are received by PGIMC.

PGIMC assumes the fiduciary duty to vote proxies in a manner consistent with the best interests of the clients for whom it has been granted proxy voting authority.

PGIMC may purchase the voting stock of companies based in the U.S. as well as foreign countries. These companies may be well-known large-cap companies or mid-capitalization or small capitalization companies which are chosen for their specific growth potential.

PGIMC has established a Proxy Committee to decide how to vote proxies of portfolio companies. The Proxy Committee consists of PGIMC’s portfolio managers and investment operations management. PGIMC anticipates that, in most instances, the Proxy Committee will determine how to vote proxies based on the information developed in the course of day-to-day portfolio management activities, the information supplied in the proxy materials, and the guidelines in this Policy. As explained below, however, where a proxy raises an unusual corporate governance issue, a potential conflict or interest, or in whatever circumstance the Proxy Committee deems appropriate, the Proxy Committee will consult with the portfolio managers, legal counsel, or whatever other resources the Proxy Committee may deem appropriate to make an informed decision in the interests of clients.

The Proxy Committee’s consideration of proxy issues focuses on the investment implications of each issue. One of the key factors PGIMC considers in evaluating a particular company, in addition to revenue and earnings performance, is the quality and depth of its management. Additionally, PGIMC considers independent research provided by third parties and information presented by the company and its management.

Because the strength of management is such an important factor in PGIMC’s investment decisions, in reviewing the proxy issues of large-capitalization and mid-capitalization companies, particularly routine proxy issues, PGIMC expects that the Proxy Committee usually will carefully consider the recommendations of the company’s management. In evaluating small capitalization companies, PGIMC places particular emphasis on the strength of management. Thus, in those circumstances, the Proxy Committee will closely scrutinize the recommendation of management. When the Proxy Committee believes that the proxy issues present unusual corporate governance or other extraordinary issues, the Proxy Committee will consult with other resources in accordance with the procedures described below.

PGIMC believes that its investment in any large capitalization or mid-capitalization company could be easily liquidated without harm to clients if the Proxy Committee concludes that the investment implications of a proxy issue would be unfavorable to the company’s performance relative to other investment opportunities or otherwise harmful to clients. When such a determination is made, PGIMC will liquidate its position.

The Proxy Committee will consider only the interests of its clients in voting proxies which may present a potential conflict of interest. PGIMC does not anticipate that conflicts will arise frequently, because it and its affiliates for the most part do not engage in the types of business activities that would give rise to potential conflicts affecting the proxy voting process. For example, PGIMC’s affiliates do not engage in underwriting or other investment banking activities that might give rise to pressures to vote a certain way to obtain investment banking assignments. Likewise, PGIMC’s officers and employees are not directors of portfolio companies. In the past, PGIMC has not advised or sought assignments to provide investment advice to portfolio companies or their affiliated entities, such as pension funds. However, PGIMC may seek such assignments in the future. If in the future such an assignment or potential assignment would create a potential conflict with respect to a proxy issue, the Proxy Committee will consult with additional resources in accordance with the procedures described below.

Unusual Issues and Potential Conflicts of Interest

The Proxy Committee will consult with the portfolio managers, legal counsel, and such other resources as the Proxy Committee deems appropriate to analyze proxy issues that raise corporate governance issues or potential conflicts of interest. The evaluation of corporate governance issues seeks to determine whether the issues would adversely affect the client’s investment and make the company less attractive to own. The Proxy Committee will consider the recommendation of the company’s management as well as the evaluation of the portfolio manager. Because PGIMC’s positions in portfolio companies typically are a small percentage of the outstanding shares, the Proxy Committee will also consider cost in determining whether to obtain independent outside evaluations (i.e., advice from an independent person other than personnel of the adviser or legal counsel) to determine how to vote on a significant corporate governance issue. The Proxy Committee will weigh the benefit of obtaining independent evaluations against the cost and the influence the PGIMC’s vote may have in the outcome of the proxy issue.

Our Positions

The Proxy Committee has established proxy voting guidelines that it believes reflect desired principles of corporate governance and behavior. We have described below several issues which routinely appear in proxies along with our positions.

Corporate Governance — We generally oppose measures that would limit the rights of shareholders to act on possible transactions. For example, we generally oppose measures that call for a supermajority of shareholder approvals and we support cumulative voting.

Management Compensation — We evaluate plans on a case-by-case basis. We generally oppose compensation packages which we view as overly generous while we support programs that we believe provide reasonable incentives for performance. We also oppose programs that contain excessively dilutive stock option plans. For example, we have voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders.

Mergers and Acquisitions — We give careful consideration to the investment merits of any merger or acquisition involving a portfolio investment and consider, to the extent reasonable, third party analyses.

Social and Corporate Responsibility Issues — We believe that it is management’s responsibility to handle ordinary business matters. Accordingly, we generally vote with management recommendations on these matters. However, if the issue will negatively impact the ability of the company to achieve its investment goals, we will oppose it.

Summary

PGIMC is committed to participating in and, where appropriate, actively communicating with corporate management. We believe that we can best serve our clients’ interests by voting proxies consistent with this policy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICY AND PROCEDURES1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures

[1]	Revised as of May 7, 2007.
[2]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

[5]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1.	Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.	Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4.	Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.	Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.	Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.	Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.	Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.	Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.	Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.	D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.	Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.	Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.	Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.	Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.	Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.	Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.	Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.	Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.	Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.	Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.	Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.	Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.	Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.	Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.	Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.	Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.

Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.	Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.	Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.	Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.	Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.	Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.	Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.	Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.	Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.	Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.	Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.	Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.	Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.	Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.	Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.	Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.	Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.	Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*  *  *  *  *

POST ADVISORY GROUP, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and ERISA, including DOL Interpretive Bulletin 94-2 issued thereunder.

Procedures

Post’s Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204-2 (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.

Vote Against

(a)	Issues regarding Board entrenchment and anti-takeover measures such as the following:

(i)	Proposals to stagger board members’ terms;

(ii)	Proposals to limit the ability of shareholders to call special meetings;

(iii)	Proposals to require super majority votes;

(iv)	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

(v)	Proposals regarding “fair price” provisions;

(vi)	Proposals regarding “poison pill” provisions; and

(vii)	Permitting “green mail.”

(b)	Providing cumulative voting rights.

Vote For

(a)	Election of directors recommended by management, except if there is a proxy fight.

(b)	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)	Date and place of annual meeting.

(d)	Rotation of annual meeting place.

(e)	Limitation on charitable contributions or fees paid to lawyers.

(f)	Ratification of directors’ actions on routine matters since previous annual meeting.

(g)	Confidential voting.

(h)	Limiting directors’ liability.

Case-by-case

Proposals to:

(1)	Pay directors solely in stock.

(2)	Eliminate director mandatory retirement policy.

(3)	Mandatory retirement age for directors.

(4)	Rotate annual meeting location/date.

(5)	Option and stock grants to management and directors.

(6)	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

RCM PROXY VOTING GUIDELINES AND PROCEDURES

SEPTEMBER 1, 2010

Policy Statement

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. With respect to proxies related to securities of non-U.S. companies held by RCM’s clients, RCM has retained the services of RiskMetrics Group to make recommendations based on the ISS Governance Services Proxy Voting Manual (“ISS Guidelines”) and RCM has adopted the ISS Guidelines and incorporated them into its own Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted under the direction of the Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), and the Legal and Compliance Department. Vote decisions are made in accordance with the Proxy Guidelines and implemented by RCM’s third party proxy services provider, RiskMetrics Group (RMG). In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

RCM’s third party proxy services provider, RMG, is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. RMG also provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least two years.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

Proxy Voting Guidelines

Ordinary Business

Ordinary Business Matters:    Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

Auditors

Ratification of Auditors:    Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors:    Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence:    Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

Board of Directors

Election of Directors:    Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may vote against or withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors:    Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards:    AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board:    Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board:    Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board:    AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors:    AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection:    Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer:    Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors:    Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

Executive and Director Compensation

Stock Incentive Plans:    Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Cash Bonus Plans (OBRA related):    Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans:    FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans:    Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay:    Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes):    Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Capital Structure

Capital Stock Authorizations:    Case-by-Case

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Proposals requesting an increase in authorized shares of common or preferred stock are voted, on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns.

Stock Splits and Dividends:    Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

Mergers and Corporate Restructuring

Mergers and Restructurings:    Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail:    FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision:    AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes:    Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation:    Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

Anti-takeover Defenses and Voting Related Issues

Poison Pills:    Case-by-Case

RCM votes AGAINST poison pills (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights:    Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock:    Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions:    AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting:    Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent:    Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting:    FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting:    FOR

RCM votes FOR shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues:    Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•	Cost to implement proposed requirement

•	Whether any actual abuses exist

•	Whether the company has taken any action to address the problem

•	The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles:    Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company’s current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting:    FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

Northern Ireland (MacBride Principles):    Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

•	Whether any discrimination charges have been filed against the subject company within the past year;

•	Whether the subject company has subscribed to the Fair Employment Agency’s, “Declaration of Principle and Intent.” (Northern Ireland governmental regulations); and

•	Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

SSgA FUNDS MANAGEMENT, INC.

STATE STREET GLOBAL ADVISORS.

PROXY VOTING POLICY

FEBRUARY 2010

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;
2)	provides the client with this written proxy policy, upon request;
3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;
4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;
6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;
7)	documents the reason(s) for voting for all non-routine items; and
8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS for ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or
(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from ISS and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to ISS, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties , in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•

The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period

•	Management proposals to adopt executive pay advisory votes on an annual basis

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

•	Management proposals on executive compensation where there is a weak relationship between executive pay and performance over a five-year period

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, ISS, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process — especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Policy on Proxy Voting

March 2010

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i)	Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues
It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)	Copies of this Policy as from time to time revised or supplemented;

(b)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(c)	Voting Results for each Investment Client;

(d)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(f)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(a)	All written reports arising from annual reviews of policy function.

(b)	Chronological record of proxy voting records reviewed by quarter.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

TRADEWINDS GLOBAL INVESTORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

1.	Application; General Principles

1.1	These Proxy Voting Policies and Procedures apply to securities held in client accounts over which Tradewinds Global Investors, LLC (“Tradewinds”) has voting authority, directly or indirectly. Indirect voting authority exists where Tradewinds’ voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2	Tradewinds shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of Tradewinds or any other client of Tradewinds. In addition, where Tradewinds shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority has been delegated to Tradewinds, Tradewinds shall vote all such proxies in accordance with the proxy voting policies and procedures set forth herein.

2.	Voting; Procedures

2.1	To provide centralized management of the proxy voting process, Tradewinds shall establish a Proxy Voting Committee.

2.1.1	The Proxy Voting Committee shall be comprised of at least the following persons: one senior investment professional, who may seek the assistance of others, including investment, operations, legal or compliance personnel as necessary.

2.1.2	The Proxy Voting Committee shall:

•

supervise the proxy voting process, including the identification of material conflicts of interest involving Tradewinds (see Section 3 for definition of material conflict of interest) and the proxy voting process in respect of securities owned by or on behalf of such clients;

•	determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

•	determine when Tradewinds may deviate from these Policies and Procedures.

2.2	Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, Tradewinds has adopted the guidelines of and will generally vote in accordance with the recommendations of RiskMetrics Group (“RMG”) (formerly, Institutional Shareholder Services, Inc.), as such guidelines may be updated from time to time (the current guideline summaries are attached hereto as Exhibit A) with the following exceptions: (a) Tradewinds shall usually vote against any proposals for granting employees stock options; (b) if RMG or Tradewinds does not receive information about the proxy vote in time to research the proxy issues and administer the vote (e.g., less than 7 business days’ notice), Tradewinds shall vote against management’s recommendations on all such issues on a best efforts basis; and (c) Tradewinds will generally vote against the use or allowance of poison pill provisions. In select other cases, Tradewinds may agree generally to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines. The applicable recommendations and guidelines employed by Tradewinds shall be referred to herein as the “Guidelines” and the “Recommendations,” respectively. As a general matter, unless otherwise restricted, Tradewinds reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients’ best interests.

2.2.1	Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines.

2.2.2	Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, Tradewinds may (i) vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service) or (ii) disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself (and document the basis for the decision).

2.3	Tradewinds may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Tradewinds deems appropriate under the circumstances. In addition, Tradewinds may decline to vote proxies where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer).

2.3.1	Generally, Tradewinds does not intend to vote proxies associated with the securities of any issuer if as a result of voting the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, Tradewinds may decide, on an individual security basis that it is in the best interests of its clients for Tradewinds to vote the proxy associated with such a security, taking into account the loss of liquidity.

2.3.2

To the extent that Tradewinds receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by Tradewinds and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Tradewinds will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further

Tradewinds’ interest in maximizing the value of client investments. Tradewinds may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

2.3.3	In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.	Material Conflicts of Interest

3.1	Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

3.1.1	The issuer is an institutional separate account client of Tradewinds or wrap program in which Tradewinds participates as an investment manager that paid fees to Tradewinds for the prior calendar year in excess of 1% of Tradewinds’ annual revenues for that year. This analysis will be performed in February of each year.

3.1.2	The issuer is an entity in which a member of the Executive Committee or Proxy Committee of Tradewinds or a relative[1] of any such person is or was (within the past three calendar years of the proxy vote) an executive officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during Tradewinds’ last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim. This analysis will be performed in February of each year.

3.1.3	Any other circumstance that Tradewinds is aware of where Tradewinds’ duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

3.1.4	Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

3.1.5	Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, Tradewinds does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors.

3.1.6	Notwithstanding the foregoing, business arrangements that Tradewinds is not actively involved in shall not be deemed to raise a material conflict of interest for Tradewinds. For example, if Tradewinds is aware that an issuer is considering the inclusion of a Tradewinds-advised fund in its 401(k) plan menu, but Tradewinds is not actively soliciting the business, Tradewinds shall not be deemed to have a material conflict of interest in voting proxies of the issue.

4.	Recordkeeping and Retention

4.1	Tradewinds shall retain records relating to the voting of proxies, including:

4.1.1	Copies of these Policies and Procedures and any amendments thereto

[1]	For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren.

4.1.2	A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or foreign regulator (“Proxy Statement”) or English translation of Proxy Statement as made available through a third party service provider that Tradewinds receives regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or proxy statements (referenced in section 2.3.2 above) not voted.

4.1.3	Records of each vote cast by Tradewinds on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

4.1.4	A copy of any documents created by Tradewinds that were material to making a decision on how to vote or that memorializes the basis for that decision.

4.1.5	A copy of each written request for information on how Tradewinds voted proxies on behalf of the client, and a copy of any written response by Tradewinds to any (oral or written) request for information on how Tradewinds voted.

4.2	These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of Tradewinds’ fiscal year during which the last entry was made in the records, the first two years in an appropriate office of Tradewinds.

4.3	Tradewinds may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements and records of votes cast by Tradewinds maintained by a third party, such as a proxy voting service.

Adopted March 1, 2006

Revised: July 25, 2006

Revised: March 25, 2009

ISS

An MSCI Brand

2011 U.S. Proxy Voting Guidelines Summary

January 27, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS’ 2011 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2011

Published December 15, 2010

Updated January 27, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ U.S. Proxy Voting Manual.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶ ▶ ▶ ▶ ▶

1.    Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

▶ ▶ ▶ ▶ ▶

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

▶ ▶ ▶ ▶ ▶

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

▶ ▶ ▶ ▶ ▶

Change Company Name

Vote FOR proposals to change the corporate name.

▶ ▶ ▶ ▶ ▶

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

▶ ▶ ▶ ▶ ▶

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

▶ ▶ ▶ ▶ ▶

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement-the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶ ▶ ▶ ▶ ▶

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

▶ ▶ ▶ ▶ ▶

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶ ▶ ▶ ▶ ▶

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶ ▶ ▶ ▶ ▶

2.     Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders-i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”)

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.    Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4.    Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees).

Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards.

▶ ▶ ▶ ▶ ▶

2011 ISS Categorization of Directors

1.	Inside Director (I)

1.1.	Employee of the company or one of its affiliates[i] .

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii	“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.
iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
v	ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
vi	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
vii

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission-or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
ix	Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
x	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.
xii	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶ ▶ ▶ ▶ ▶

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

▶ ▶ ▶ ▶ ▶

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

▶ ▶ ▶ ▶ ▶

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

▶ ▶ ▶ ▶ ▶

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

▶ ▶ ▶ ▶ ▶

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

▶ ▶ ▶ ▶ ▶

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

▶ ▶ ▶ ▶ ▶

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

▶ ▶ ▶ ▶ ▶

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

▶ ▶ ▶ ▶ ▶

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

▶ ▶ ▶ ▶ ▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one-and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

▶ ▶ ▶ ▶ ▶

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

▶ ▶ ▶ ▶ ▶

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

▶ ▶ ▶ ▶ ▶

Proxy Access (Open Access )

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

▶ ▶ ▶ ▶ ▶

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

▶ ▶ ▶ ▶ ▶

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

▶ ▶ ▶ ▶ ▶

Proxy Contests-Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

▶ ▶ ▶ ▶ ▶

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

▶ ▶ ▶ ▶ ▶

3. Shareholder	Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

▶ ▶ ▶ ▶ ▶

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

▶ ▶ ▶ ▶ ▶

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

▶ ▶ ▶ ▶ ▶

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

▶ ▶ ▶ ▶ ▶

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

▶ ▶ ▶ ▶ ▶

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

▶ ▶ ▶ ▶ ▶

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

▶ ▶ ▶ ▶ ▶

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

▶ ▶ ▶ ▶ ▶

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

▶ ▶ ▶ ▶ ▶

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶ ▶ ▶ ▶ ▶

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

▶ ▶ ▶ ▶ ▶

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶ ▶ ▶ ▶ ▶

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶ ▶ ▶ ▶ ▶

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

▶ ▶ ▶ ▶ ▶

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

▶ ▶ ▶ ▶ ▶

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

▶ ▶ ▶ ▶ ▶

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

▶ ▶ ▶ ▶ ▶

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

▶ ▶ ▶ ▶ ▶

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

▶ ▶ ▶ ▶ ▶

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

[3]	”Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•	Quorum requirements; and

•	Vote requirements.

▶ ▶ ▶ ▶ ▶

4.	CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

▶ ▶ ▶ ▶ ▶

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

▶ ▶ ▶ ▶ ▶

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

▶ ▶ ▶ ▶ ▶

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

▶ ▶ ▶ ▶ ▶

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

▶ ▶ ▶ ▶ ▶

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

▶ ▶ ▶ ▶ ▶

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶ ▶ ▶ ▶ ▶

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

▶ ▶ ▶ ▶ ▶

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶ ▶ ▶ ▶ ▶

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

▶ ▶ ▶ ▶ ▶

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

▶ ▶ ▶ ▶ ▶

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

▶ ▶ ▶ ▶ ▶

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

▶ ▶ ▶ ▶ ▶

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

▶ ▶ ▶ ▶ ▶

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination

•	penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶ ▶ ▶ ▶ ▶

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

▶ ▶ ▶ ▶ ▶

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

—	Are all shareholders able to participate in the transaction?

—	Will there be a liquid market for remaining shareholders following the transaction?

—	Does the company have strong corporate governance?

—	Will insiders reap the gains of control following the proposed transaction?

—	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

▶ ▶ ▶ ▶ ▶

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

▶ ▶ ▶ ▶ ▶

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

▶ ▶ ▶ ▶ ▶

Mergers and Acquisitions

Vote CASE –BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶ ▶ ▶ ▶ ▶

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶ ▶ ▶ ▶ ▶

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

▶ ▶ ▶ ▶ ▶

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

▶ ▶ ▶ ▶ ▶

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

▶ ▶ ▶ ▶ ▶

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

▶ ▶ ▶ ▶ ▶

5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short-and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated

•	options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

—	Unclear explanation of how the CEO is involved in the pay setting process;

—	Retrospective performance targets and methodology not discussed;

—	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

—	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

—	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

▶ ▶ ▶ ▶ ▶

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

▶ ▶ ▶ ▶ ▶

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

▶ ▶ ▶ ▶ ▶

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable; ? The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/

SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

▶ ▶ ▶ ▶ ▶

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (?) plus one standard deviation (?) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Burn Rate Table for 2011

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2011 Burn Rate Cap*	Mean	Standard Deviation	2011 Burn Rate Cap*
1010	Energy	1.91%	2.12%	4.03%	3.92%	9.62%	6.30%
1510	Materials	1.63%	1.41%	3.04%	2.25%	4.73%	6.54%
2010	Capital Goods	1.78%	1.56%	3.34%	3.14%	6.03%	6.69%
2020	Commercial Services & Supplies	2.96%	3.79%	4.89%	4.33%	9.02%	5.53%
2030	Transportation	1.75%	1.61%	3.36%	2.57%	6.12%	4.31%
2510	Automobiles & Components	2.00%	1.26%	3.25%	5.15%	14.37%	4.99%
2520	Consumer Durables & Apparel	2.18%	1.08%	3.26%	2.20%	4.10%	5.37%
2530	Consumer Services	2.93%	5.08%	4.80%	3.60%	6.39%	5.17%
2540	Media	2.35%	1.75%	4.10%	2.89%	3.46%	6.03%
2550	Retailing	2.45%	1.66%	4.11%	2.22%	2.41%	4.62%
3010, 3020, 3030	Consumer Staples	1.86%	1.90%	3.76%	3.23%	5.08%	5.17%
3510	Health Care Equipment & Services	2.90%	1.76%	4.66%	4.40%	5.53%	9.92%

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2011 Burn Rate Cap*	Mean	Standard Deviation	2011 Burn Rate Cap*
3520	Pharmaceuticals & Biotechnology	3.92%	4.48%	7.16%	6.14%	10.35%	10.58%
4010	Banks	1.36%	1.41%	2.78%	1.13%	3.73%	4.12%
4020	Diversified Financials	5.03%	7.33%	7.15%	4.66%	5.88%	10.30%
4030	Insurance	1.58%	1.46%	3.04%	1.69%	5.09%	4.31%
4040	Real Estate	1.01%	1.01%	2.02%	1.07%	2.12%	3.18%
4510	Software & Services	4.40%	2.86%	7.26%	6.36%	15.15%	9.58%
4520	Technology Hardware & Equipment	3.56%	2.28%	5.84%	5.07%	10.87%	9.08%
4530	Semiconductor Equipment	4.07%	2.57%	6.64%	4.48%	3.29%	7.78%
5010	Telecommunication Services	2.79%	2.07%	4.50%	6.46%	14.75%	7.08%
5510	Utilities	0.78%	0.56%	2.00%	6.51%	14.22%	3.64%

*	The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/-2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

▶ ▶ ▶ ▶ ▶

Pay-for-Performance-Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

▶ ▶ ▶ ▶ ▶

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

▶ ▶ ▶ ▶ ▶

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

▶ ▶ ▶ ▶ ▶

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

▶ ▶ ▶ ▶ ▶

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•	Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

—	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

—	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

—	The general vesting provisions of option grants; and

—	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

▶ ▶ ▶ ▶ ▶

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

▶ ▶ ▶ ▶ ▶

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

▶ ▶ ▶ ▶ ▶

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

▶ ▶ ▶ ▶ ▶

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•

No discount on the stock price on the date of purchase since there is a company matching contribution. Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

▶ ▶ ▶ ▶ ▶

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

▶ ▶ ▶ ▶ ▶

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-themoney” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

▶ ▶ ▶ ▶ ▶

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

▶ ▶ ▶ ▶ ▶

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

▶ ▶ ▶ ▶ ▶

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

▶ ▶ ▶ ▶ ▶

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

▶ ▶ ▶ ▶ ▶

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

▶ ▶ ▶ ▶ ▶

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

▶ ▶ ▶ ▶ ▶

Compensation Consultants-Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

▶ ▶ ▶ ▶ ▶

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

▶ ▶ ▶ ▶ ▶

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines;
—	A holding period requirement coupled with a significant long-term ownership requirement; or
—	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or
—	A holding period requirement coupled with a significant long-term ownership requirement, or
—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

▶ ▶ ▶ ▶ ▶

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

▶ ▶ ▶ ▶ ▶

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

▶ ▶ ▶ ▶ ▶

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

▶ ▶ ▶ ▶ ▶

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

▶ ▶ ▶ ▶ ▶

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

▶ ▶ ▶ ▶ ▶

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

▶ ▶ ▶ ▶ ▶

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

▶ ▶ ▶ ▶ ▶

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

▶ ▶ ▶ ▶ ▶

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

▶ ▶ ▶ ▶ ▶

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under ISS policy, and may even result in withheld votes from compensation committee members. The second component of this proposal—related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

▶ ▶ ▶ ▶ ▶

6.	Social/Environmental Issues

Overall Approach

•	When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objective;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

▶ ▶ ▶ ▶ ▶

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

▶ ▶ ▶ ▶ ▶

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

▶ ▶ ▶ ▶ ▶

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

▶ ▶ ▶ ▶ ▶

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

▶ ▶ ▶ ▶ ▶

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

▶ ▶ ▶ ▶ ▶

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

▶ ▶ ▶ ▶ ▶

Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

▶ ▶ ▶ ▶ ▶

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

▶ ▶ ▶ ▶ ▶

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

▶▶▶ ▶▶

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

▶▶▶ ▶▶

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

▶▶▶▶▶

Recycling Strategies

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

▶▶▶ ▶▶

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

▶▶▶ ▶▶

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

▶ ▶ ▶ ▶ ▶

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

▶ ▶ ▶ ▶ ▶

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

▶ ▶ ▶ ▶ ▶

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

▶ ▶ ▶ ▶ ▶

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

▶ ▶ ▶ ▶ ▶

Political Contributions & Lobbying Expenditures/Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy; and

•	The impact that the policy issue may have on the company’s business operations.

▶ ▶ ▶ ▶ ▶

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

▶ ▶ ▶ ▶ ▶

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

▶ ▶ ▶ ▶ ▶

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

▶ ▶ ▶ ▶ ▶

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

▶ ▶ ▶ ▶ ▶

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

▶ ▶ ▶ ▶ ▶

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

▶ ▶ ▶ ▶ ▶

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

▶ ▶ ▶ ▶ ▶

7.    Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

▶ ▶ ▶ ▶ ▶

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

▶ ▶ ▶ ▶ ▶

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

▶ ▶ ▶ ▶ ▶

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

▶ ▶ ▶ ▶ ▶

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

▶ ▶ ▶ ▶ ▶

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

▶ ▶ ▶ ▶ ▶

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶ ▶ ▶ ▶ ▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

▶ ▶ ▶ ▶ ▶

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

▶ ▶ ▶ ▶ ▶

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

▶ ▶ ▶ ▶ ▶

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

▶ ▶ ▶ ▶ ▶

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

▶ ▶ ▶ ▶ ▶

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

▶ ▶ ▶ ▶ ▶

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

▶ ▶ ▶ ▶ ▶

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

▶ ▶ ▶ ▶ ▶

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

▶ ▶ ▶ ▶ ▶

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

▶ ▶ ▶ ▶ ▶

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

▶ ▶ ▶ ▶ ▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶ ▶ ▶ ▶ ▶

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

▶ ▶ ▶ ▶ ▶

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

▶ ▶ ▶ ▶ ▶

ISS

An MSCI Brand

2011 Canadian Proxy Voting Guidelines Summary

TSX-Listed Companies

January 14, 2011

Institutional Shareholder Services Inc.

www.issgovernance.com

ISS’ 2011 Canadian Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2011 Published January 14, 2011

The following guidelines will apply to TSX-listed issuers only, for meetings on or after Feb 1, 2011.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶ ▶ ▶ ▶ ▶

1.    Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under the CBCA to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every AGM. This routine item is almost always non-voting.

Ratification of Auditors

Vote FOR proposals to ratify auditors, unless the following applies:

•	Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE:    Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in their Annual Information Form with at least a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Other Business

Vote AGAINST all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

2.    Board of Directors

Slate Ballots (Bundled director elections)

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings of TSX reporting issuers where ISS has identified (i) additional corporate governance practices that fall short of best practice for the Canadian market; or (ii) concerns about compensation practices and the alignment of pay with performance. This policy will not apply to contested director elections.

Any one of the following board-related governance practices in addition to a slate ballot which has the effect of insulating directors from shareholder votes may result in a WITHHOLD:

•	Less than majority independent board;

•	Less than majority independent key committees;

•	Insiders on key committees;

•	Lack of separate nominating or compensation committee;

•	Less than 75% director attendance without acceptable reason, or director attendance has not been disclosed;

•	No disclosure of audit fees broken down by category as required by regulatory disclosure rules;

•	Non-audit fees (Other fees) paid to the external audit firm exceed audit and audit-related fees;

•	Former CEO/CFO on the audit or compensation committee;

•	Lack of independent Chairman of the Board or independent Lead Director identified; or

•	Board is classified.

The following may also be taken into consideration and contribute to a WITHHOLD from the entire slate:

•	Dual Class Capital Structure (common share capital structure with unequal voting rights);

•	Pay for performance disconnect;

•	Problematic pay practices;

•	One year TSR is in the bottom half of the company’s GICS group median;

•	Disclosure concerns; or

•	Other significant corporate governance concerns.

The above policy may not apply if the company has:

•	Graduated in the last year from the TSX Venture Exchange to the TSX; or

•	Committed to replace slate director elections with individual director elections within a year.

RATIONALE:    A company’s relationship with its shareholders and how it allows shareholders to vote for its directors are the foundation of its corporate governance structure. Fewer of Canada’s largest issuers continue to elect directors by slate ballot, in response to shareholder concerns regarding their inability to express approval or disapproval for individual directors. The number of slate ballots has declined significantly over the past year making this form of ballot a dying trend.

This policy will have a double trigger: a slate election together with any one corporate governance concern listed in the policy will warrant a withhold vote recommendation. This double trigger addresses the fundamental concern with slate director elections: they discourage shareholders from providing feedback through director elections and they effectively shield directors from shareholder disapproval. The policy will remove the protective shield of slate elections at companies with questionable corporate governance practices.

Shareholders should have the ability to vote for their choice of directors individually from either ballot in a contested election so that the resulting board of directors truly reflects the wishes of a majority of the shareholders. ISS evaluates proxy contests primarily based on an assessment of the need for change, and which slate of nominees is most likely to provide the greatest shareholder value going forward. Although corporate governance practices can be a key determinant in the decision to support one side or the other, most often the decision is based on company performance and director qualifications. This, in addition to the ongoing challenges with the mechanics of proxy voting, particularly in the case of highly contentious proxy contests, leads us to believe that it is appropriate to carve contested elections out of this policy.

Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

•	Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders and provide shareholders with the ability to remove problematic directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review and shareholder engagement.

•

Board Responsiveness:    In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

•

Board Independence:    Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reduce risky decision-making and ensure the alignment of director interests with those of shareholders rather than management; structure separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

•

Board Capability:    The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate’s ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director’s ability to effectively serve in shareholders’ best interests.

ISS Canadian Definition of Independence

Inside Directors (I)

•	Employees of the Company or its affiliates[1];

•	Non-employee officer of the Company if he/she is among the five most highly compensated;

•	Current interim CEO;

•	Beneficial owner of Company shares with more than 50% of the outstanding voting rights.

Affiliated Directors (AO)

•	Former executive with the Company within the last three years (excluding CEO);

•	Former CEO (no cooling off period);

•

Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation[2];

[1]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
[2]	ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

•	Former executive of the Company, an affiliate or a firm acquired within the past three years;

•	Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off other than CEO);

•	Executive, former executive with last three years, general or limited partner of a joint venture or partnership with the Company;

•	Relative[3] of current executive officer[4] of the Company;

•	Relative of a person who has served as an executive officer of the Company within the last three years;

•	Currently provides (or a relative provides) professional services to the Company or to its officers;

•	Currently employed by (or a relative is employed by) a significant customer or supplier[5];

•	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the Company;

•	Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement;

•	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;

•	Founder[6] of the Company but not currently an employee;

•	Board attestation that an outside director is not independent.

Independent Directors (IO)

•	No material[7] ties to the corporation other than board seat.

Vote CASE-BY-CASE on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Long-term company performance;

•	Directors’ ownership stake in the company;

•	Compensation practices;

•	Responsiveness to shareholder proposals;

[3]	Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director’s home.
[4]	Based on the definition of Executive Officer used in Multilateral Instrument 52-110.
[5]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).
[6]	The operating involvement of the Founder with the company will be considered. Little or not operating involvement may cause ISS to deem the Founder as an independent outsider.
[7]	“Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

•	Board accountability; and

•	Adoption of a Majority Voting (director resignation) policy

Board Structure and Independence

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

•	The board is less than majority independent, OR

•	The board lacks a separate compensation or nominating committee.

RATIONALE:    The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes and ultimately driving long-term shareholder value creation. Corporate governance improvements have led to greater independence on the board in general and, judging from comments ISS has received from seasoned directors, a noticeable shift in mindset amongst board members that has enabled them to take back control of key areas of their oversight mandate such as reining in executive compensation. These same directors continue to tell us that stricter governance rules and expectations have given boards more authority to take a hard line when necessary on issues that were previously dominated by influential CEOs. Further bolstered by the support of shareholders and effective governance structures, independent directors are liberated to more effectively represent shareholder interests. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders and former insiders should not dominate the board or continue to be involved on key board committees charged with the audit, compensation and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

•	A majority of independent directors.

•	A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

Guideline Six of the CCGG publication “2010 Building High Performance Boards” indicates that boards “Establish mandates for board committees and ensure committee independence”. It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process”.

Insiders on Key Committees

Vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the audit, compensation or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE:    In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Audit Fee Disclosure

Generally vote WITHHOLD from the members of the Audit Committee as reported in the most recently filed public documents if:

•	No audit fee information is disclosed by the Company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE:    In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who are members of the Audit Committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE:    Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Meeting Attendance

Vote WITHHOLD from individual director nominees if:

•

The company has (i) NOT adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings[8] held within the past year without a valid reason for these absences;

•

The company has (i) adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years’ meeting attendance.

The following should be taken into account:

•	Valid reasons for absence at meetings include illness or absence due to company business;

•	Participation via telephone is acceptable;

•	If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75%;

•	Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;

[8]	Where a WITHHOLD is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, particulars will be provided in the analysis.

•	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

RATIONALE:    Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Directors are overboarded if they sit on a number of boards which could result in excessive time commitments and an inability to carry out their oversight duties. Cautionary language will be included regarding the number of additional public company board seats held by directors if:

•	The director is a CEO and sits on more than 2 outside public company boards in addition to his/her own company.

•	The director is an outside professional director and sits on more than 6 public company boards in total.

Former CEO/CFO on Audit/Compensation Committee

Generally vote WITHHOLD from any director on the Audit or Compensation committee if:

•	The director has served as the CEO of the company at any time,

•	The director has served as the CFO of the company within the past three years.

RATIONALE:    Although such directors are designated as affiliated outsiders under ISS policy, a WITHHOLD vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE:    Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

This update clarifies ISS’ position that, under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Related Shareholder Proposals

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals seeking separation of the offices of CEO and Chair if the company has a single executive occupying both positions.

RATIONALE:    The separation of the positions of chairman and CEO in favour of an independent chairman of the boardis superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day to day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that:

•	The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director”.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or up to 2/3 of directors be independent unless:

•	The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

•	The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

Vote FOR resolutions requesting that: (i) the board adopt a majority voting policy or (ii) amend the company’s bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered;

•

The company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50% of votes cast); and

•	The company has articulated to shareholders why a majority voting alternative is the best structure at this time for demonstrating accountability to shareholders.

ISS will also take into account the company’s history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure, dual class capital structure, slate director ballots or ignoring majority supported shareholder proposals are issues of concern.

Proxy Contests – Voting for Director Nominees in Contested Elections

Generally vote CASE-BY-CASE in contested elections taking into account:

•	Long-term financial performance;

•	Board performance;

•	Management’s track record and compensation;

•	Qualifications of director nominees (both slates); and

•	Evaluation of what each side is offering shareholders.

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.	Have the dissidents met the burden of proving that board change is warranted? And, if so;

2.	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE taking into account:

Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

3.    Shareholder Rights & Defenses

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote at a level above that required by statute. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote FOR management proposals to adopt confidential voting.

Appointment of Additional Directors Between Annual Meetings

Generally vote FOR these resolutions where:

•	The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

Such appointments must be approved by shareholders at the annual meeting immediately following the date of their appointment.

Poison Pills (Shareholder Rights Plans)

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•	The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

•	The plan has any of the following characteristics:

•	Unacceptable key definitions

•	Reference to Derivatives Contracts within the definition of Beneficial Owner;

•	Flip over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20% of outstanding shares;

•	Does not permit partial bids;

•	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

•	The plan does not:

•	Include an exemption for a “permitted lock up agreement”

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

RATIONALE:    The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early anti-takeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. These definitions found in various regulations often contain repetitive elements and references to other definitions in regulation that are unacceptable and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition, by any means. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity, therefore the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

The new generation of rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

4.    Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market Reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), if it chooses to convert into a corporation ahead of 2011, the expiry of the current tax benefit for SIFTs, ISS will vote as follows:

•	Generally AGAINST a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;

•	Generally AGAINST a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;

•	Generally AGAINST an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote AGAINST the proposed conversion. Otherwise, recommendations will be on a CASE-BY-CASE basis taking into account the following factors:

•	Method of Conversion — Exchange Method by way of a statutory plan of arrangement; Distribution Method;

•

Rationale of Conversion Ahead of Expiry of Tax Benefit – Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

•	Change of Annualized Payout Level — Comparison of 1-year and 3-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;

•

Equity Based Compensation Plan — Effect on the old plan (Vote AGAINST if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote AGAINST its approval);

•

Change-in-Control — Whether or not the conversion will be treated as a change-in-control event (vote AGAINST if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

•	Cost of Implementing the Conversion — Legal fees, investment bank fees, etc., if disclosed;

•	Market Reaction — Historical market performance dating back to October 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;

•

Corporate Governance — Examine the relative strength of the company’s corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares);

•	Dissent Rights — Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE:    The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an anti-takeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1.    Income Trust Overview

An income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2.    SIFT Rules

On October 31, 2006 the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax is deferred until 2011 for SIFTs that were publicly traded on October 31, 2006 subject to “normal growth guidelines” which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a “safe harbour” amount of up to 100% of the SIFT’s market cap as of October 31, 2006 over the four year transition period, without triggering the new tax treatment. As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the

Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008 and before 2013, and are applicable to SIFT trusts, SIFT partnerships or REITs that are in existence at any time between the period of October 31, 2006 and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when:

•	Positive financial factors outweigh negative governance implications; or

•	Governance implications are positive.

Generally vote AGAINST reincorporation if business implications are secondary to negative governance implications.

By-Law Amendments

Generally vote FOR proposals to amend or replace by-laws if:

•	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments or other “housekeeping” amendments, and

•	The by-laws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new by-law proposal, if any of the following conditions apply:

•

The quorum for a meeting of shareholders is set below two persons holding 25% of the eligible vote (this may be reduced to no less than 10% in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder );

•	The quorum for a meeting of directors is less than 50% of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•

The proposed Articles/By-laws raise other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without shareholder approval.

Capital Structure

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance Generally vote FOR proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed;

•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

RATIONALE:    Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. In conjunction with the 2004 BCCA change, many companies incorporated in B.C. are requesting shareholder approval to alter the company’s authorized share structure from a fixed maximum limit authorization to an unlimited number of authorized shares. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 % of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance

•	The financial consequences for the company if the issuance is not approved.

Generally vote FOR private placement proposals if:

•	The issuance represents no more than 30 % of the company’s outstanding shares

•	The use of the proceeds from the issuance is disclosed

RATIONALE:    The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

•

For an aggregate number of listed securities issuable greater than 25% of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

•

That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10% of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%
The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

Blank Cheque Preferred Stock

Generally vote AGAINST proposals to create or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions and terms;

•	The company does not specify any specific purpose for the increase in such shares.

Generally vote FOR proposals to establish these shares where both of the following apply:

•	The company has stated in writing that the shares will not be used for anti-takeover purposes;

•	The voting, conversion, and other rights, restrictions and terms of such stock are specified in the articles and are reasonable.

Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country;

•	It is not designed to preserve the voting power of an insider or significant shareholder;

•	The subordinate class may elect some board nominees;

•	There is a sunset provision; and

•	Prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Generally vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of the time-driven release requirements.

RATIONALE:    On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

5.    Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

•	Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable

•	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data

•	Plan Amendment Provisions: The provisions do not meet ISS guidelines

•	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable

•	Pay for performance: There is a disconnect between CEO pay and the company’s performance

•	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval

•	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury.

Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval. In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price time common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

New Calculation:    For the Dec. 1, 2009 and future quarterly data downloads, ISS will calculate the 200-day volatility and the 200-day average stock price for the shareholder value transfer policy.

RATIONALE:    While the stock market has experienced volatile periods in the past and may in the future, volatility levels at the end of 2008 and early 2009 were unprecedented. This extraordinary stock price volatility could have lead to unintended consequences such as companies’ stock option valuations moving closer to that of full value shares in some cases. By extending the 200-day volatility to 400-day volatility for the next four quarters, the spike in volatility had less impact, and thus provided better representation of companies’ stock valuation. The unprecedented volatility rendered many options to be deeply-under-the-water during 2009, therefore by using a 90-day stock price ISS has minimized the measurement discrepancy in valuing potential underwater options. As the 200-day value moves further away from the unprecedented period of market volatility in late 2008 and early 2009, the impact on stock award valuations between the 200-day and 400-day measurements has decreased. This trend is expected to continue as the market stabilizes over time.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote AGAINST the proposed equity plan if:

•	Dilution under all company plans would be more than 10% of the outstanding shares on a non-diluted basis, OR

•

The historic burn rate for all company plans has been more than 2% per year. If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% of the outstanding shares a vote AGAINST is warranted.

Plan Amendment Provisions

Generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

•	Any amendment that extends the term of options beyond the original expiry.

•

Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation.

•	Any amendment which would permit options granted under the Plan may be transferable or assignable other than for normal estate settlement purposes.

•	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE:    In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007 to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price of options or other entitlements which benefits an insider[9];

[9]	Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the regrant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

•	Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;

•	Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;

•	Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves due to concerns of self-dealing. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director Participation

Vote AGAINST discretionary non-employee director participation in management equity compensation plans.

RATIONALE:    Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to the independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also its corporate governance and long-term sustainability. To this end, ISS policy established an acceptable range for non-employee director option grants of 0.25% to 1% of the outstanding shares. A company was expected to fall within this range based on its size and stage of development, so that larger, more mature companies would be limited to something closer to 0.25%, and smaller companies with less cash and much lower share prices would be at the upper end of the range and have a larger pool of shares, options typically, from which to draw. This range was originally established based on an underlying policy that an upper limit of $1 million worth of stock acquired by means of option grants for each director over the life of a typical 10-year plan seemed reasonable to prevent misalignment of purpose.

Director Limit Considerations

Generally vote AGAINST an equity compensation plan proposal which provides that non-employee director participation exceeds our established 1% director pool limit. We will more closely scrutinize plans where non-employee director annual participation exceeds a $100,000 per director maximum within the 0.25% to 1% of the outstanding shares range, taking into account:

•	The overall mix of pay elements (cash vs. equity)

•	The type of equity awards granted (deferred stock units, restricted stock, stock options)

•	Director share holding requirements and how they are achieved (stock granted outright until a target is met vs. some “skin in the game” in the form of directors taking DSUs in lieu of cash fees)

•	Rigor of mandatory and disclosed vesting requirements (i.e., vest when director leaves the board)

•	Overall company performance as well as director pay levels vs. peers.

In the absence of “best in class” director pay practices (as detailed below), generally vote AGAINST an equity plan proposal if the $100,000 per director equity award maximum is exceeded.

Generally vote AGAINST individual equity grants to non-employee directors outside of an equity compensation plan if:

•	The director’s annual grants in aggregate would exceed the above per director maximum other than a reasonable one-time grant upon joining the board.

RATIONALE:    ISS will assess the non-employee director component (or reserve) of equity-based compensation plans based on the ISS compensation model (binomial) award value that is used for employee compensation purposes. This will be consistent with our methodology for establishing the value of awards for employee participants and the plan generally.

The proposed maximum for non-employee director equity grants including options will then factor in: the difference between options and full value awards (i.e., restricted stock); option terms (5, 7 or 10 years usually); share price volatility; expected forfeiture rate; and any other criteria factored into a binomial type evaluation. Using the binomial equity award value, we have established a maximum non-employee director participation limit of the lesser of: (i) a reserve of 1% of the shares outstanding; and (ii) an annual equity award value of $100,000 per director. Equity award refers to options, restricted stock, deferred stock units or any other equity grant made outside of or under an equity compensation plan, other than equity granted or taken in lieu of cash fees.

However, there may be director pay structures that have addressed institutional investor concerns so that directors truly have substantial “at risk” pay elements and that achieve alignment of directors’ interests closely with those of shareholders, therefore some limited flexibility in implementing this guideline is necessary for those “best in class” director pay packages.

Best in Class Non-Employee Director Pay would require, at a minimum:

•	Mandatory director shareholding requirements met by directors giving up cash for shares;

•	Elimination of stock options (including SARs);

•	Use of deferred share units, all or a portion of which would be taken in lieu of annual cash retainers;

•	Minimal use of restricted stock or restricted share units and ONLY if mandatory vesting of at least three years or ideally until retirement from the board;

•	Reasonable limit on non-employee director DSUs or RSUs that is fixed, priced at market and shareholder approved;

•	No board discretion to amend the material terms or conditions of shareholder approved plans;

•	Complete and clear disclosure of all elements of director pay and discussion of the rationale supporting the current director pay structure.

This list is not all-inclusive and other considerations such as overall corporate governance structure and performance may factor into our policy application.

Pay-for-Performance

This policy will be applied at all S&P/TSX Composite Index Companies

Generally vote AGAINST an equity-based compensation plan proposal and/or WITHHOLD votes from the Compensation Committee members if:

•	There is a pay for performance disconnect between the CEO’s total compensation and company’s stock performance;

•	The CEO’s total compensation has increased from the prior year; and

•	If an equity-based plan is on the agenda, the main source of the increase (over half) is equity based, where the CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO’s total compensation and the company’s one-year and three-year total shareholder returns are in the bottom half (50%) of its industry group (i.e., four-digit GICS — Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, short-term (annual) and long-term non-equity incentives, grant date fair value of stock awards and options, target value of performance shares/units, and all other compensation. Newly appointed CEOs that have been with the company less than the past two complete fiscal years are exempted from the policy.

If a company falls in the bottom half of its four-digit GICS group, further analysis of the Compensation Discussion and Analysis (CD&A) is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Other considerations include:

•

The CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return;

•

The mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

RATIONALE:    This policy evaluates the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

The policy update is being applied to all companies in the S&P/TSX Composite Index whether or not they have an equity compensation plan proposal on the meeting agenda.

Repricing Options

Generally vote AGAINST proposals to re-price outstanding options, unless:

Repricing is part of a broader plan amendment that substantially improves the plan and provided that the following conditions are met:

•	A value-for-value exchange is proposed;

•	The five top paid officers are excluded;

•	Options exercised do not go back into the plan OR the company commits to an annual burn rate cap.

RATIONALE:    Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing and believes that any proposal to reduce the price of outstanding options including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions). Market deterioration, in and of itself, is not an acceptable reason for companies to reprice stock options and/or reset goals under performance plans.

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to reign in compensation during profitable bull market runs, it is not expected to extend the term during a market downturn when shareholders must suffer a decrease in shareholder value.

Problematic Pay Practices

Generally, vote AGAINST management advisory vote proposals, and/or WITHHOLD from compensation committee members if the company has problematic compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant Withhold or Against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

•	Poor disclosure practices:

•

General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

•	New CEO with overly generous new hire package:

•	Excessive “make whole” provisions;

•	Any of the problematic pay practices listed in this policy;

•	Egregious employment contracts:

•	Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Employee Loans:

•	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

•	Excessive severance and/or change-in-control provisions:

•	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

•	Severance paid for a “performance termination” (i.e. due to the executive’s failure to perform job functions at the appropriate level);

•

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

•	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

•	Inclusion of performance-based equity awards in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years service credited without compelling rationale;

•	No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement;

•	Excessive perks:

•

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•	Payment of dividends on performance awards:

•	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

•	Problematic option granting practices:

•	Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;

•	Springloading options, or timing the grant of options;

•	Cancellation and subsequent re-grant of options;

•	Internal Pay Disparity:

•	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•	Absence of pay practices that discourage excessive risk taking:

•	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc;

•

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

•	Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE:    Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions, however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory shareholder vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

•

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Pay for Performance:

•

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;

•	Analysis of company performance and executive pay trends over time, taking into account ISS’ Pay for Performance policy;

•	Mix of fixed (non-performance based pay) versus variable (performance-based pay).

Pay Practices:

•

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants etc).;

•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

•	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

•

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Other Compensation Plans

Employee Stock Purchase Plans

Vote CASE-BY-CASE basis on employee stock purchase plans.

Generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5% or more beneficial ownership of the company) employee stock purchase plans where all of the following apply:

•	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

•	Purchase price is at least 80% of fair market value with no employer contribution; OR

•	No discount purchase price with maximum employer contribution of up to 20% of employee contribution;

•	Offering period is 27 months or less; and

•	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

Generally recommend AGAINST proposals to approve Share Purchase Plan Amendment Procedures if shareholder approval is not required to amend any of the above criteria.

Treasury Funded Plans

An Employee Stock Purchase Plan (ESPP) where: i) the plan is funded by treasury shares; and ii) the effective purchase price is less than 50% of fair market value, will be evaluated by running the compensation model.

Deferred Share Unit Plans

Generally vote FOR Deferred Compensation Plans if: Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

•	Director stock ownership guidelines of a minimum of three times annual cash retainer

•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

•	The mix of remuneration between cash and equity

•	Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE:    Deferrred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

Shareholder Proposals on Compensation

Vote CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account:

•	The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Generally vote FOR shareholder proposals requesting the adoption of an advisory shareholder vote to ratify the report of the compensation committee, taking into consideration the following:

•	The wording of the shareholder proposal.

Generally vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE:    Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

•	Inclusion of equity-based compensation in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years service credited in other than exceptional circumstances and without compelling rationale;

•	No absolute limit on SERP annual pension benefits (ideally expressed in $ terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk”, as well as whether bonus payouts can exceed 100% of base salary.

RATIONALE:    The inclusion of bonus and unlimited incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is absorbed by the company and its shareholders.

However, we appreciate the need for Canadian companies to attract and retain key executives in an increasingly competitive global economy and believe that a broader review of total compensation and performance are necessary in evaluating any compensation related proposal. Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable to include short term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

6.    Social and Environmental Issues

Generally vote CASE-BY-CASE taking the following into consideration:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested relates to a meaningful percentage of the company’s business as measured by sales, assets and earnings;

•

The degree to which the company’s stated position on the issue raised, or lack thereof, could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing, or investor, regulatory or legal sanctions;

•	Whether the issues presented are more appropriately/effectively dealt with through government regulation or policy changes;

•	Whether the company has already responded in an appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	Whether the proposal itself is well framed and the cost of preparing a report, if requested, is reasonable;

•	General industry standards for dealing with the issue taking into consideration the impact of globalization and acceptable standards for transnational corporations;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders from the company or other publicly available sources;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

RATIONALE:    These issues cover a wide range of topics, including consumer and product safety, environment and energy, general corporate issues, labor standards and human rights, HIV/AIDS and other health related issues, military business, and workplace diversity.

In evaluating any shareholder proposal, ISS seeks to determine if a shareholder resolution is reasonable in both scope and approach to a specific issue. In most cases, our social and environmental issue voting recommendations will not seek to establish or enforce a “best practice” approach but rather we will establish industry standards to determine if the company falls outside of the accepted norms (thus creating risk exposure), evaluate the importance of the issue to the company’s core business, and evaluate the potential for impact on share value.

In evaluating these types of proposals, ISS examines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and would be more properly or effectively addressed by government and/or broader regulatory action. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal may enhance the economic value of the company or conversely how it may reduce risk exposure that has the potential to substantially negatively impact shareholder value in either the short-term or long-term. Proposals seeking reasonable disclosure on corporate responsibility issues will be supported unless current disclosure in the targeted area by the company is already satisfactory.

PROXY POLICY

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group.    The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

•

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

•

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

•

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICY AND PROCEDURES

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy	As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3       Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4       Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8       Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9       Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting	Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•     Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•     Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•     Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington

Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY VOTING GUIDELINES

Introduction	Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

	• Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

	• Classify Board of Directors:	Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

	• Adopt Director Tenure/Retirement Age (SP):	Against

	• Adopt Director & Officer Indemnification:	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

	• Allow Special Interest Representation to Board (SP):	Against

	• Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•     Require Key Board Committees to be Independent. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

For

	• Require a Separation of Chair and CEO or Require a Lead Director:	For

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

• Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented forshareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years:	Case-by-Case

Every 3 years, unless specific compensation concerns exist that would warrant an annual advisory vote

• Exchange Underwater Options:	Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

• Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

•     Limit Non-Audit Services Provided by Auditors (SP):

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Case-by-Case

•     Ratify Selection of Auditors and Set Their Fees:

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Case-by-Case

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•     Adopt Cumulative Voting (SP):

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Against

•     Shareholder Rights Plans

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

Case-by-Case

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock:	Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement:	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision:	For

• Adopt Confidential Voting (SP):	Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent:	Against

Capital Structure

• Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	Case-by-Case

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP):	Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: December 14, 2010

Westfield Capital Management Company, L.P.

Proxy Voting Policy

Revised September 2010

Introduction

Westfield Capital Management Company, L.P. (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Dissolution of the Proxy Committee

Effective July 2010, WCM’s Proxy Committee was dissolved. After careful assessment of the role and function of the Proxy Committee, it was determined that the topics reviewed with the Proxy Committee were similar to the topics handled by the firm’s Operating & Risk Management Committee. It was also decided that the Westfield Security Analyst is in the best position to review corporate governance matters and contentious shareholder concerns instead of a Proxy Committee.

Proxy Voting Responsibilities

WCM’s proxy voting function is managed by the firm’s Compliance team. WCM uses a third party service, Glass Lewis & Co., to assist with the proxy voting function. WCM’s Senior Compliance Associate (the “Associate”), is responsible for handling the day-to-day items that may arise from voting proxy ballots. These items include, but are not limited to:

1.	overseeing third party service provider hired to process proxy votes; this includes performing periodic audits of proxy votes, reconciliation efforts, and tracking of missing ballot;

2.	ensuring required proxy records are retained according to applicable rules and regulations and internal policy;

3.	preparing and distributing proxy reports for internal and external requests;

4.	at least annually, reviewing proxy policy and voting guidelines;

5.	identifying and reporting any conflicts of interest to WCM’s Operating and Risk Management Committee; and

6.	annually, conducting third party service provider due diligence.

Proxy Voting Process

WCM maintains written voting guidelines that set forth the voting positions on those issues believed most likely to arise day to day. Information on WCM’s proxy voting decision may not be distributed to external solicitors.

For clients that vote with WCM’s standard guidelines (the “Guidelines”), the Associate reviews the proxy agenda against the Guidelines and the recommendation from Glass Lewis. A copy of the Guidelines is attached as Exhibit A. In addition to the Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance. A summary of Glass Lewis’ standard policy has been attached as Exhibit B.

WCM will vote all proxies in accordance with Guidelines, with the following exceptions:

1.	Any contentious issues, especially special meeting agendas or contested meetings will be referred to the appropriate WCM Security Analyst. If WCM is a current holder and is among the Top 10 shareholders (based on publicly available 13F filings) the Associate will confirm the recommended votes with the WCM Security Analyst. The WCM Security Analyst will provide a recommended rationale if an override to the Guidelines is proposed.

2.	If the WCM Security Analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request WCM not vote according to the Guidelines. The request must be in writing and shall include an explanation of the rationale for doing so.

3.	If the issue is not covered under the Guidelines, WCM will default to Glass Lewis’ research recommendation.

WCM also offers to vote client proxy ballots in accordance with AFL-CIO Guidelines (Exhibit C) or with Glass Lewis’ Socially Responsible Guidelines (Exhibit D). Westfield will not override any of the voting positions in either the AFL-CIO’s or Glass Lewis’ SRI guidelines.

Conflicts of Interest

WCM’s policy is to vote proxies based solely on the investment merits of the proposal.

For all meetings where we are voting against policy as requested by the WCM Security Analyst and/or client, the Associate will determine whether the issuer has a significant business relationship (i.e., client or vendor) with WCM. When a conflict does exist it is brought to the Operating and Risk Management Committee’s attention. The request to vote against policy must be approved by a majority vote of the Committee.

Currently, there is one existing conflict of interest with respect to proxy voting. In September 2006, Mr. Matthew Strobeck was elected to the Board of Directors of Metabolix, Inc. (“Metabolix”), a publicly traded biotech company headquartered in Cambridge, Massachusetts. In light of the conflicts that arise from the employee holding a directorship with Metabolix, proxies from Metabolix will be voted strictly in accordance with either Glass, Lewis’ or AFL-CIO’s recommendations. WCM will not retain any discretion over such proxies.

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The Associate is responsible for ensuring that all required proxy records are retained in accordance with internal policies and applicable regulations. At a minimum, the following records will be retained by WCM or Glass Lewis:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	shares on loan and missing ballot reports;

5.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

6.	written reports to clients on proxy voting and of all client requests for information and WCM’s response;

7.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

Exhibit A

Westfield Capital Management Company, L.P.

Proxy Voting Guidelines

The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

I.    Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.    Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	WCM will withhold votes for any nominee for director if

•

The board does not have a two-third majority of independent directors[1]. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis’ research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual

•	The board does not have nominating, audit and compensation committees composed solely of independent directors

•	WCM will withhold votes for any nominee for the:

•	audit committee who sits on more than three public company audit committees

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.

•	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

•	WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than

[1]	For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services).

for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

•	WCM will withhold votes for all board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

•

WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

•

WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

•

WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

•

WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

•

WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B.    Compensation Plans

•	Stock Incentive/Option Plans

•	WCM will vote for performance based options requirements

•

WCM will vote for equity based compensation plans if Glass Lewis research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options)

•

WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price

•	WCM will vote for stock options if the stock options are fully expensed

•

WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

•	WCM will vote for all deferred compensation plans

•	WCM will vote for all bonus plans recommended by the company’s management

In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.    Capitalization

•	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D.    Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

•

WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.    Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	WCM will vote for proposals to adopt fair price provisions.

F.    Auditors

WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

•	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

•	WCM will vote against when the company has aggressive accounting policies based on Glass Lewis’ research on the policies

•	WCM will vote against when the company has poor disclosure or lack of transparency in financial statements.

•	WCM will vote against when there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

G.    Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

•	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.

II.    Shareholder Proposals

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•

WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

•	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III.    Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•

Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by the WCM Security Analyst.

Exhibit B

DOMESTIC

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

DOMESTIC PROXY ADVICE

GLASS, LEWIS & CO., LLC ■ One Sansome Street, Suite 3300, San Francisco, CA 94104 ■ T / 888.800.7001 ■ F / 415.357.0200 ■ info@glasslewis.com ■ www.glasslewis.com

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II.    FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.    COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV.    GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Exhibit C

Taft Hartley (AFL–CIO Policy)

The AFL-CIO Proxy Voting Guidelines were created to serve pension fund trustees as a guide for voting their funds’ shareholder proxies in a manner that is consistent with the unique fiduciary responsibilities of union pension plans. The guidelines were developed to assist trustees in exercising their ownership rights in ways that achieve long-term value by supporting important shareholder initiatives on corporate accountability. Issues include board of directors proposals, corporate governance proposals concerning employee relations, executive compensation and corporate responsibility. The guidelines provide an in detail discussion of fiduciary duties of plan trustees described under the Employee Retirement Income Security Act (ERISA) and the Department of Labor (DOL) policy statements.

The following are examples of the AFL – CIO Policy position on specific matters.

•

When voting on the board of directors the board’s responsiveness to shareholder concerns as well as their responsiveness to employees and the communities in which they operate will be evaluated. Votes will be withheld for directors that fail to implement proposals that are in the long-term interests of shareholders and have been approved by shareholders in the past 12 months.

•	Proposals for fewer than 5 directors or more than 15 directors will not be supported.

•	Proposals requesting companies to make efforts to create a more diverse board of qualified directors, mainly women and minority groups should be supported.

•

Proposals requesting companies to report on diversity in the workplace should be supported. As long as they are not setting unreasonable goals, or require companies to hire employees that are not qualified for their positions.

For the full AFL—CIO policy please see http://www.aflcio.org/corporatewatch/capital/upload/proxy_voting_guidelines.pdf

Exhibit D

ESG GUIDELINES

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

ESG Guidelines

In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices. This additional level of review is described in more detail below.

Management Proposals

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. The Glass Lewis ESG policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, Glass Lewis’ ESG policy generally supports proposals seeking to tie executive compensation to alternative performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

In general, the Glass Lewis ESG policy will evaluate director compensation based on the same criteria as executive compensation but will favor the ability to approve director compensation separate and apart from executive compensation. Furthermore, Glass Lewis will favor evaluating director compensation as it relates to various social criteria. The Glass Lewis ESG policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. However, for the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis focusing on the effects of the transaction on the company’s stakeholders.

Shareholder Proposals

Shareholder Rights

Similar to Glass Lewis’ policy, the Glass Lewis ESG policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis ESG policy will support initiatives that seek to enhance shareholder rights, such as the elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.

Environment

Glass Lewis’ ESG policy generally supports proposals regarding the environment, in particular those seeking improved reporting and disclosure about company practices which impact the environment. Glass Lewis’ ESG policy supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES . Similarly, Glass Lewis’ ESG policy supports proposals, among others, requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.

The Glass Lewis ESG policy will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis ESG policy supports proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis ESG policy carefully scrutinizes any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis ESG policy supports proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

Glass Lewis’ ESG policy carefully examines each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

Glass Lewis’ ESG policy evaluates a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis ESG policy will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

Labor/Human Rights

Glass Lewis’ ESG policy generally supports enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis ESG policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ ESG policy supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis ESG policy will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis ESG policy supports the International Labor Organization standards and encourages companies to adopt such standards in its business operations.

Glass Lewis’ ESG policy will review the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. These directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met. If a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Glass Lewis ESG policy will consider withholding votes, or voting against, directors based on the severity of the violations and the outcome of the claims.

Health/Safety

Glass Lewis’ ESG policy generally supports proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ ESG policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ ESG policy also supports proposals seeking a report on a company’s drug reimportation policy, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.

Business Ethics

Glass Lewis’ ESG policy generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis ESG policy supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis ESG policy supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.